UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number : 811-08231

SPIRIT OF AMERICA INVESTMENT FUND, INC.

(Exact name of registrant as specified in charter)

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(Address of principal executive offices) (Zip code)

Mr. David Lerner

David Lerner Associates

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-516-390-5565

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

ANNUAL REPORT
December 31, 2021

Spirit of America Real Estate Income and Growth Fund

Spirit of America Large Cap Value Fund

Spirit of America Municipal Tax Free Bond Fund

Spirit of America Income Fund

Spirit of America Income & Opportunity Fund

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND
MANAGEMENT DISCUSSION (UNAUDITED)

Dear Shareholder,

We are happy to have this opportunity to share with you, our shareholders, the Annual Report for the Spirit of America Real Estate Income and Growth Fund. This includes a review of our performance in 2021, in addition to a discussion of the economy, and our thoughts on the securities markets.

At Spirit of America Investment Funds, our team takes a comprehensive approach to investing. We analyze economic trends, and evaluate industries that could benefit from those trends. Based upon this analysis, we select investments we believe are positioned to provide the best potential returns. Our portfolio managers and analysts utilize their extensive backgrounds in their respective fields to carefully scrutinize each security in the portfolio on an ongoing basis.

The Spirit of America Real Estate Income and Growth Fund’s investment philosophy continues to be to seek enduring value in the physical structures of America by investing in real estate companies which own office buildings, shopping malls, hotels, apartments, and other income producing assets. Our goal is to maximize total return to shareholders by benefitting from the income generated through the rental of these properties, while also participating in potential long term appreciation of asset values.

We thank you for your support, and look forward to your future investment in the Spirit of America Real Estate Income and Growth Fund.

Sincerely,

David Lerner President Spirit of America Investment Fund, Inc.	Doug Revello Portfolio Manager

1

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Economic Summary

At the end of December, the U.S. Bureau of Economic Analysis released its final reading of 2021 gross domestic product (GDP), to show an increase in the annual growth rate of 2.3%, its slowest gain of the pandemic-era recovery, as supply chain disruptions and a marked deceleration in consumer spending inhibited expansion. The reading was revised from the previous 2.1% estimate and compares with increases of 6.4% and 6.7% in the first and second quarters, respectively. The 2.3% gain in the gross domestic product, a sum of all goods and services produced, marked the slowest GDP gain since the 31.2% plunge in the second quarter of 2020, which covered the period during which Covid-19 morphed into a global pandemic that resulted in a severe economic shutdown that sent tens of millions into unemployment and put a chokehold on action across the country. Regressions in residential fixed investment and federal government spending helped hold back gains, as did a swell in the U.S. trade deficit, which widened to a near-record $73.3 billion in August. Spending for goods fell 9.2% which was prompted by a 26.2% plunge in expenditures on goods like appliances and autos, while service spending increased 7.9%. Despite the third and fourth quarter weakness, economists largely expect the U.S. to bounce back and continue to grow into 2022.

The number of jobs added to the U.S. payrolls accelerated in November, but was still well below expectations. The Labor Department reported that nonfarm payroll employment rose by a solid 210,000 jobs, but was below the lofty estimates of 573,000 according to economists. Despite the big hiring miss, the unemployment rate fell to 4.2% from 4.6%, even though the labor force participation rate increased for the month to 61.8%, its highest level since March 2020. Leisure and hospitality, which includes bars, restaurants, hotels and similar businesses, saw a gain of just 23,000 after being the leading job initiator for much of the recovery. Though the sector has regained nearly 7 million of the jobs lost at the rock bottom of the pandemic, it remains about 1.3 million below its February 2020 level, with an unemployment rate stuck at 7.5%. Initial jobs tallies this year have seen substantial revisions, with months showing low counts initially often bumped higher. The October and September estimates were moved up a combined 82,000. Worker wages climbed for the month, rising 0.26% in November and 4.8% from a year ago.

During its December meeting, The Federal Open Market Committee (FOMC) held benchmark interest rates near zero but indicated that rate hikes will very likely arrive in 2022, perhaps as many as three times. In its final meeting of 2021, the FOMC announced that it will ramp up the speed at which it pares its bond purchases, putting the nation’s central bank on course to eliminate the emergency quantitative easing (QE) program a few months earlier than expected. “Economic developments and changes in the outlook warrant this evolution,” Jerome H. Powell, the Fed chair, said of the decision to pull back on bond purchases more quickly. By tapering off its bond buying faster, the Fed is doing less to stimulate the economy with each passing month, and putting the program on track to end completely in March. That would place Fed policymakers in a position to raise interest rates sooner. The Fed has made it clear it wants to end its bond-buying program before it raises interest rates. The Fed’s new economic projections suggest interest rates, which have been at rock-bottom since March 2020, might rise to 2.1 percent by the end of 2024. Central bank officials, who are supposed to maintain price stability and foster full employment, have also been encouraged by strengthening in the job market. Fed officials estimated in their new economic projections that the unemployment rate would return to its pre-pandemic level of 3.5 percent by the end of 2022, sooner than they had previously forecast.

Market Commentary

In 2021 the FTSE Nareit All Equity REITs Index delivered a total return of 41.3% The leading REIT sector for the year was the Self-Storage Sector which finished 2021 with a strong 79.4% total return. Eleven out of the 14 property sectors listed under the FTSE Nareit All Equity REITS index finished the year with at least a 20% return. Given all the difficulties with the pandemic and inflation it was a really strong year overall for the REIT sector.

On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

2	SPIRIT OF AMERICA

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Fund Summary

The Spirit of America Real Estate Income and Growth Fund (the “Fund”) seeks to provide current income and growth of capital.

As of December 31, 2021 the Fund was invested over 95% in REITs. A REIT, or Real Estate Investment Trust, is a company that owns or finances income-producing real estate. REITs provide investors regular income streams, diversification and long-term capital appreciation. REITs typically pay out all of their taxable income as dividends to shareholders. REITs are tied to almost all aspects of the economy, including apartments, hospitals, hotels, industrial facilities, infrastructure, nursing homes, offices, shopping malls, storage centers, and student housing.

Return Summary

The Fund had a total one year return of 44.29% (no load, gross of fees). This compares to the 43.07% returned by its benchmark, the MSCI US REIT Index, for the same period. That result does not take the sales charge and expense ratio into account.

The material factors that affected the Fund were market direction and security selection. The value of the Fund and the securities in which the Fund invests may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future.

The Funds outperformance was primarily due to its highest weighted sectors, the Industrial and Residential subsets of the REIT market. The Fund was overweight in those two sectors as compared to its MSCI US REIT benchmark. They were also the second and third highest performing sectors in the REITs market. With Industrial having a total return of 62.00% on the year and Residential returning 58.03% for the period ending December 31, 2021. The Fund did not rely on derivatives or leverage strategies.

Including sales charge and expenses, as of December 31, 2021 the Fund’s Class A Shares one year return was 34.57%. The annualized five year return was 10.21% per year, while the average annual return over the past ten years was 10.00%.

3

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Summary of Portfolio Holdings (Unaudited)

As of December 31, 2021

Residential REITs	22.83%	$30,580,704
Industrial REITs	21.55%	28,864,194
Data Center (REITs)	12.83%	17,181,943
Retail REITs	11.09%	14,853,776
Self-Storage REITs	7.75%	10,385,619
Office REITs	4.91%	6,577,447
Infrastructure REITs	3.63%	4,860,052
Health Care REITs	3.45%	4,621,152
Money Market	3.37%	4,515,465
Hotel REITs	2.28%	3,059,225
Gaming REITs	2.21%	2,964,269
Multi Asset Class REITs	1.80%	2,412,331
Homebuilding	0.86%	1,151,994
Specialty REITs	0.84%	1,128,674
Mortage Finance	0.26%	347,854
Municipal Bonds	0.14%	192,435
Private Equity	0.10%	129,390
Timber REITs	0.10%	135,894
Total Investments	100.00%	$133,962,418

4	SPIRIT OF AMERICA

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Average Annual Returns (Unaudited)

For the periods ended December 31, 2021

	1 Year	5 Year	10 Year	Expense Ratios[4]
Class A Shares - with load	34.57%	10.21%	10.00%	1.59%
Class A Shares - no load	42.03%	11.41%	10.59%	1.59%
Class C Shares - with load[1]	40.07%	10.65%	9.82%	2.29%
Class C Shares - no load[1]	41.07%	10.65%	9.82%	2.29%
Institutional Class Shares[2]	42.39%	11.75%	10.93%	1.29%
MSCI US REIT Index[3]	43.07%	10.78%	11.32%

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns, with load, include the 5.25% maximum sales charge for the Class A Shares or the 1.00% maximum deferred sales charge for the Class C Shares.

[1]	Class C Shares commenced operations on March 15, 2016. Prior to March 15, 2016, performance is based on the performance of Class A Shares adjusted for the Class C Shares’ 12b-1 fees and contingent deferred sales charge.

[2]	Institutional Shares commenced operations on May 1, 2020. Prior to May 1, 2020, performance is based on the performance of Class A Shares.

[3]	The Morgan Stanley Capital International (“MSCI”) US REIT Index is an unmanaged index. The MSCI US REIT Index is a free float- adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts (“REITs”) that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

[4]	Reflects the expense ratio as disclosed in the Fund’s prospectus dated May 1, 2021. Additional information pertaining to the Fund’s expense ratios as of December 31, 2021, can be found in the financial highlights.

Fixed Distribution Policy (Unaudited)

The Board of Directors of the Fund has set a fixed distribution policy whereby the Fund will declare semi-annual distributions comprised of income earned, if any, realized long-term capital gains, if any, and to the extent necessary, return of capital, payable as of June 30 and December 31 of each year in the annual aggregate minimum amount of $0.85 per share. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions. The Fund’s total return based on net asset value is presented on the prior page as well as in the Financial Highlights tables.

5

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Growth of $10,000 (Unaudited)

(includes one-time 5.25% maximum sales charge and reinvestment of all distributions)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call (800) 452-4892.

6	SPIRIT OF AMERICA

SPIRIT OF AMERICA LARGE CAP VALUE FUND
MANAGEMENT DISCUSSION (UNAUDITED)

Dear Shareholder,

We welcome this opportunity to share with you, our investors, the Annual Report for the Spirit of America Large Cap Value Fund, (the “Fund”) along with our thoughts on the market and recent events.

At Spirit of America, we take a comprehensive approach to investing. Our portfolio managers and analysts use their extensive backgrounds in their respective fields to carefully scrutinize each security in the portfolio on an ongoing basis. We evaluate economic trends, we analyze sectors that could benefit from those trends, and finally, invest in companies that we believe possess strong fundamentals.

We believe that investing in sound companies with attractive valuations will help enhance the long-term returns of the Fund.

The Spirit of America Large Cap Value Fund’s investment philosophy continues to be to focus on the large cap value segment of the U.S. equity market. Among the valuation factors used to evaluate these stocks are companies with lower debt ratios than their peer group and companies that are undervalued vs. the company’s intrinsic worth and future income potential.

We appreciate your continued support and look forward to your future investment in the Spirit of America Large Cap Value Fund.

Sincerely,

David Lerner President Spirit of America Investment Fund, Inc.	Doug Revello Portfolio Manager

7

SPIRIT OF AMERICA LARGE CAP VALUE FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Economic Summary

At the end of December, the U.S. Bureau of Economic Analysis released its final reading of 2021 gross domestic product (GDP), to show an increase in the annual growth rate of 2.3%, its slowest gain of the pandemic-era recovery, as supply chain disruptions and a marked deceleration in consumer spending inhibited expansion. The reading was revised from the previous 2.1% estimate and compares with increases of 6.4% and 6.7% in the first and second quarters, respectively. The 2.3% gain in the gross domestic product, a sum of all goods and services produced, marked the slowest GDP gain since the 31.2% plunge in the second quarter of 2020, which encompassed the period during which Covid-19 morphed into a global pandemic that resulted in a severe economic shutdown that sent tens of millions into unemployment and put a chokehold on activity across the country. Declines in residential fixed investment and federal government spending helped hold back gains, as did a surge in the U.S. trade deficit, which widened to a near-record $73.3 billion in August. Consumer spending, which makes up 69% of the $23.2 trillion U.S. economy, increased at just a 1.6% pace for the most recent period, after rising 12% in the second quarter. Despite the third and fourth quarter weakness, economists largely expect the U.S. to bounce back and continue to grow into 2022.

The number of jobs added to the U.S. payrolls accelerated in November, but was still well below expectations. The Labor Department reported that nonfarm payroll employment rose by a solid 210,000 jobs, but was below the lofty estimates of 573,000 according to economists. Despite the big hiring miss, the unemployment rate fell to 4.2% from 4.6%, even though the labor force participation rate increased for the month to 61.8%, its highest level since March 2020. Leisure and hospitality, which includes bars, restaurants, hotels and similar businesses, saw a gain of just 23,000 after being a leading job creator for much of the recovery. Though the sector has regained nearly 7 million of the jobs lost at the rock bottom of the pandemic, it remains about 1.3 million below its February 2020 level, with an unemployment rate stuck at 7.5%. Initial jobs tallies this year have seen substantial revisions, with months showing low counts initially often bumped higher. The October and September estimates were moved up a combined 82,000. Worker wages climbed for the month, rising 0.26% in November and 4.8% from a year ago.

During its December meeting, The Federal Open Market Committee (FOMC) held benchmark interest rates near zero but indicated that rate hikes will very likely arrive next year, perhaps as many as three times. In its final meeting of 2021, the FOMC announced that it will ramp up the speed at which it pares its bond purchases, putting the nation’s central bank on course to eliminate the emergency quantitative easing (QE) program a few months earlier than expected. “Economic developments and changes in the outlook warrant this evolution,” Jerome H. Powell, the Fed chair, said of the decision to pull back on bond purchases more quickly. By tapering off its bond buying faster, the Fed is doing less to stimulate the economy with each passing month, and putting the program on track to end completely in March. That would place Fed policymakers in a position to raise interest rates sooner. The Fed has made it clear it wants to end its bond-buying program before it raises interest rates. The Fed’s new economic projections suggest interest rates, which have been at rock-bottom since March 2020, might rise to 2.1 percent by the end of 2024. Central bank officials, who are supposed to maintain price stability and foster full employment, have also been encouraged by strengthening in the job market. Fed officials estimated in their new economic projections that the unemployment rate would return to its pre-pandemic level of 3.5 percent by the end of 2022, sooner than they had previously forecast.

Market Commentary

It was a year of uncertainty and anticipation, of hopes for a return to a degree of normalcy following the onset of the COVID-19 pandemic. After completing an extremely volatile 2020, investors sought signals as to which way the economic recovery was headed. With mass distribution of vaccines and easing of lockdowns the recovery seemed to be on its way but there were plenty of roadblocks along the way. The markets proved their resolve time and again as investors brushed off news that may have derailed stocks in years past. A contested presidential election, historically high inflation, supply chain disruptions, naysayers who forecasted a correction that never appeared, as well as the still-raging global Covid-19 pandemic with its new Delta and Omicron variants. Prices increased especially rapidly in areas such as food and energy, and the US consumer price index jumped 6.80% from year-earlier levels in November, a rise unseen in nearly four decades. Despite all these difficulties, The U.S. markets finished with generally solid performances across the board. The S&P 500 finished 2021, including dividends, with a total return over 28%. The NASDAQ, led by the technology sector, ended the year with a total return of 22.21%. The Dow Jones Industrial Average concluded the year by posting a return of 20.95%.

8	SPIRIT OF AMERICA

SPIRIT OF AMERICA LARGE CAP VALUE FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Fund Summary

The Spirit of America Large Cap Value Fund (the “Fund”) seeks to provide capital appreciation with a secondary objective of current income. The emphasis of the Fund is focused on investing in a diversified portfolio. We are invested in all 11 sectors on the S&P 500 Index.

The material factors that affected the Fund were market direction, stock selection, and the ongoing Covid-19 pandemic. The value of the Fund and the securities in which the Fund invests may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future.

The Fund does not make decisions based on complicated algorithms. We are not a hedge fund. At Spirit of America, technology works for us; we do not work for technology. We do not receive buy signals from a computer generated model. We invest the old fashioned way – utilizing hard work, intensive research, and intuitive decisions. Our decisions are based on the experience of our dedicated team of professionals.

Return Summary

The Fund had a total return of 31.26% (no load, gross of fees) in 2021. This compares to its benchmark, the S&P 500 Index, which was up 28.71% for the year 2021.

The material factors that affected the Fund’s outperformance of its benchmark, the S&P 500, were market direction and security selection. The Fund continues to invest with a value approach as opposed to growth. The Fund outweighed the S&P by 5.45% in the Information Technology sector which was the third highest returning sector for the period ending December 31, 2021. Another reason for the Fund’s outperformance over the benchmark was the Financials sector ending the year with a total return of 45.93% for the Fund as opposed to 35.02% for the S&P. The Fund was 0.79% more invested in that sector for the year. This was due to the security selection within the Fund.

Including sales charge and expenses, as of December 31, 2021 the Fund’s Class A Shares one year return was 22.47%. The annualized five year return was 15.21% per year, while the average annual return over the past ten years was 12.98%.

9

SPIRIT OF AMERICA LARGE CAP VALUE FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Summary of Portfolio Holdings (Unaudited)

As of December 31, 2021

Technology	35.24%	$55,989,069
Financials	11.72%	18,611,182
Health Care	9.41%	14,946,990
Consumer Staples	8.37%	13,298,223
Industrials	8.31%	13,195,135
Consumer Discretionary	7.01%	11,138,867
Communications	6.75%	10,713,661
Energy	4.27%	6,777,845
Real Estate	4.23%	6,718,312
Utilities	3.25%	5,159,900
Materials	1.44%	2,289,007
Total Investments	100.00%	$158,838,191

10	SPIRIT OF AMERICA

SPIRIT OF AMERICA LARGE CAP VALUE FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Average Annual Returns (Unaudited)

For the periods ended December 31, 2021

	1 Year	5 Year	10 Year	Expense Ratios[4]
Class A Shares - with load	22.47%	15.21%	12.98%	1.53%
Class A Shares - no load	29.27%	16.46%	13.59%	1.53%
Class C Shares - with load[1]	27.37%	15.64%	12.78%	2.23%
Class C Shares - no load[1]	28.37%	15.64%	12.78%	2.23%
Institutional Class Shares[2]	29.64%	16.81%	13.93%	1.23%
S&P 500 Index[3]	28.71%	18.47%	16.55%

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns, with load, include the 5.25% maximum sales charge for the Class A Shares or the 1.00% maximum deferred sales charge for the Class C Shares.

[1]	Class C Shares commenced operations on March 15, 2016. Prior to March 15, 2016, performance is based on the performance of Class A Shares adjusted for the Class C Shares’ 12b-1 fees and contingent deferred sales charge

[2]	Institutional Shares commenced operations on May 1, 2020. Prior to May 1, 2020, performance is based on the performance of Class A Shares.

[3]	S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

[4]	Reflects the expense ratio as disclosed in the Fund’s prospectus dated May 1, 2021. Additional information pertaining to the Fund’s expense ratios as of December 31, 2021, can be found in the financial highlights.

Fixed Distribution Policy (Unaudited)

The Board of Directors of the Fund has set a fixed distribution policy whereby the Fund will declare semi-annual distributions comprised of income earned, if any, realized long-term capital gains, if any, and to the extent necessary, return of capital, payable as of June 30 and December 31 of each year in the annual aggregate minimum amount of $1.40 per share. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions. The Fund’s total return based on net asset value is presented in the table above as well as in the Financial Highlights tables.

11

SPIRIT OF AMERICA LARGE CAP VALUE FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Growth of $10,000 (Unaudited)

(includes one-time 5.25% maximum sales charge and reinvestment of all distributions)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call (800) 452-4892.

12	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
MANAGEMENT DISCUSSION (UNAUDITED)

Dear Shareholder,

We are very pleased to provide the 2021 Annual report for the Spirit of America Municipal Tax Free Bond Fund, (“the Fund”). We look forward to continued inflows and further development of the Fund.

Our many years of experience in the municipal bond market have helped us to pursue a balance between yield and quality. Our goal is to continue seeking current income that is exempt from federal income tax, while employing a relatively conservative approach to investing in the municipal market. Although the mandate of the Fund allows it to invest in lower rated securities, at this time, the focus will continue to be investing in bonds which are investment grade.

We appreciate your support of our fund and look forward to your future investment in the Spirit of America Municipal Tax Free Bond Fund.

Thank you for being a part of the Spirit of America Family of Funds.

Sincerely,

David Lerner President Spirit of America Investment Fund, Inc.	Mark Reilly Portfolio Manager

13

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Economic Summary

At the end of December, the U.S. Bureau of Economic Analysis released its final reading of the third quarter 2021 gross domestic product (GDP), to show an increase in the annual growth rate of 2.3%, its slowest gain of the pandemic-era recovery, as supply chain disruptions and a marked deceleration in consumer spending inhibited expansion. The reading was revised from the previous 2.1% estimate and compares with increases of 6.4% and 6.7% in the first and second quarters, respectively. The 2.3% gain in the gross domestic product, a sum of all goods and services produced, marked the slowest GDP gain since the 31.2% plunge in the second quarter of 2020, which encompassed the period during which Covid-19 morphed into a global pandemic that resulted in a severe economic shutdown that sent tens of millions into unemployment and put a chokehold on activity across the country. Declines in residential fixed investment and federal government spending helped hold back gains, as did a surge in the U.S. trade deficit, which widened to a near-record $73.3 billion in August. Consumer spending, which makes up 69% of the $23.2 trillion U.S. economy, increased at just a 1.6% pace for the most recent period, after rising 12% in the second quarter. Despite the third quarter weakness, economists largely expect the U.S. to bounce back and continue to grow into 2022.

The number of jobs added to the U.S. payrolls accelerated in November, but was still well below expectations. The Labor Department reported that nonfarm payroll employment rose by a solid 210,000 jobs, but was below the lofty estimates of 573,000 according to economists. Despite the big hiring miss, the unemployment rate fell to 4.2% from 4.6%, even though the labor force participation rate increased for the month to 61.8%, its highest level since March 2020. Leisure and hospitality, which includes bars, restaurants, hotels and similar businesses, saw a gain of just 23,000 after being a leading job creator for much of the recovery. Though the sector has regained nearly 7 million of the jobs lost at the rock bottom of the pandemic, it remains about 1.3 million below its February 2020 level, with an unemployment rate stuck at 7.5%. Initial jobs tallies this year have seen substantial revisions, with months showing low counts initially often bumped higher. The October and September estimates were moved up a combined 82,000. Worker wages climbed for the month, rising 0.26% in November and 4.8% from a year ago.

During its December meeting, The Federal Open Market Committee (FOMC) held benchmark interest rates near zero but indicated that rate hikes will very likely arrive next year, perhaps as many as three times. In its final meeting of 2021, the FOMC announced that it will ramp up the speed at which it pares its bond purchases, putting the nation’s central bank on course to eliminate the emergency quantitative easing (QE) program a few months earlier than expected. “Economic developments and changes in the outlook warrant this evolution,” Jerome H. Powell, the Fed chair, said of the decision to pull back on bond purchases more quickly. By tapering off its bond buying faster, the Fed is doing less to stimulate the economy with each passing month, and putting the program on track to end completely in March. That would place Fed policymakers in a position to raise interest rates sooner. The Fed has made it clear it wants to end its bond-buying program before it raises interest rates. The Fed’s new economic projections suggest interest rates, which have been at rock-bottom since March 2020, might rise to 2.1 percent by the end of 2024. Central bank officials, who are supposed to maintain price stability and foster full employment, have also been encouraged by strengthening in the job market. Fed officials estimated in their new economic projections that the unemployment rate would return to its pre-pandemic level of 3.5 percent by the end of 2022, sooner than they had previously forecast.

Market Commentary

December municipal bond issuance was up nearly 10% year-over-year at $38.2 billion, but total volume in 2021 fell just shy of last year’s record. The muni market saw $475.3 billion of debt in 2021, down 1.9% from $484.6 billion in 2020. Despite this, the total issuance for 2021 still bested the previous record of $448.6 billion hit in 2017. While supply did not meet some market participants’ expectations, many in the industry still consider the figure a remarkable feat for state and local governments as the Covid-19 pandemic continued to disrupt economies, supply chains, healthcare systems, travel and entertainment industries around the world for a second year. Tax-exempt issuance grew 4.2% to $342.6 billion from $328.9 billion in 2020. Taxable issuance dropped 18.8% to $118.7 billion from $146.3 in 2020. This is a reversal from 2020 when taxables and refundings made up more than 30% of the market.

14	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

The 30 Year US Treasury yield moved from a 1.66% on 1/4/21 to a 1.90% on 12/31/21. The MMD Tax-Free 30 Year AAA yield began the year at a 1.40% on 1/4/21 and ended the year at a 1.49% on 12/31/21. The U.S.10-year Treasury yield finished 2021 above the 1.5% threshold in a year marked by the Covid pandemic and Federal Reserve policy. The 10-year yield started the year at 0.91%. The yield hit a high of 1.776% in March. Treasury yields moved throughout 2021 amid concerns about inflation and as the Federal Reserve eased off its pandemic-era easy monetary policy.

On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Fund Summary

The Spirit of America Municipal Tax Free Bond Fund (“the Fund”) seeks to provide high current income that is exempt from federal income tax, including alternative minimum tax. The Fund focuses on quality credits in the municipal market. We are targeting a balance between attractive yield and quality investments.

The Fund can invest in lower rated securities; however we have kept our focus on investing in bonds that are investment grade. Our plan is to continue with this relatively conservative approach to investing in the municipal market.

In keeping with this philosophy, the Fund has been able to maintain attractive yields without venturing into the speculative, below investment grade, segment of the municipal market. As of December 31, 2021, approximately 97.40% of the portfolio was above investment grade, with 94.20% rated “A” or better. The average rating of holdings in the Fund is Aa2/AA.

One of the Fund’s goals has been to diversify with respect to geographic location and sector. As of the end of December 2021, the Fund consists of 200 different positions varied across 34 states, 2 territories and the District of Columbia. The holdings range throughout various sectors, including areas such as: general obligations, healthcare, education, industrial development and other public improvement bonds.

While it certainly has not been a primary goal of the Fund, we have been able to maintain a percentage of bonds in states and territories which have a state tax exemption in New York, New Jersey and Connecticut, where a majority of our clients reside. Additionally, Puerto Rico bonds are exempt from state tax. Due to the struggles Puerto Rico has been facing, the Fund has actively managed its Puerto Rico holdings. As of December 31, 2021, Puerto Rico holdings represent 0.86% of the portfolio.

Return Summary

The Fund’s Class A Shares Net Asset Value (NAV) went from $9.54 to $9.44 during 2021. The Fund is currently at $62,559,378 in net assets with 1,472 shareholder accounts as of December 31, 2021.

The Fund had a total one year return of 1.79% (no load, gross of fees) for 2021. This compares to the 1.52% return of its benchmark, the Bloomberg Barclays Municipal Bond Index, for the same period. That result does not take the Fund’s sales charge and expense ratio into account. The Fund’s higher performance relative to the benchmark was largely due to its shorter duration compared to the benchmark at a time of rising interest rates.

The material factors that affected the Fund were the rise in interest rates in 2021 and the continued selection of high quality securities. As a result of the Fund’s focus on quality, it had very little exposure to Puerto Rico whose challenges have been well documented. The Fund does not rely on derivatives or leverage strategies. The value of the Fund and the securities may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future.

Including the sales charge and expenses, as of December 31, 2021, the Fund’s Class A Shares one year return was (3.95)%. The annualized five year return was 2.02% and annualized ten year return was 2.54%.

15

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Our plan is to proceed with the same strategy that we have utilized since the Fund’s inception. We will continue to seek out municipal bonds that provide a balance between credit risk and the potential to offer high current income and consistently attractive yields.

Ratings are provided by Moody’s Investor Services and Standard & Poor’s.

The Moody’s ratings in the following ratings explanations are in parenthesis.

AAA (Aaa) - The highest rating assigned by Moody’s and S&P. Capacity to pay interest and repay principal is extremely strong.

AA (Aa) - Debt has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A - Debt rated “A” has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB (Baa) - Debt is regarded as having an adequate capacity to pay interest and repay principal. These ratings by Moody’s and S&P are the “cut-off” for a bond to be considered investment grade. Whereas debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal in this category than in higher-rated categories.

BB (Bb), B, CCC (Ccc), CC (Cc), C - Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and

“C” the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or market exposure to adverse conditions and are not considered to be investment grade.

D - Debt rated “D” is in payment default. This rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Ratings are subject to change.

Ratings apply to the bonds in the portfolio. They do not remove market risk associated with the fund.

Ratings are based on Moody’s and S&P, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher of the two rating is applied thus improving the overall evaluation of the portfolio.

16	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Summary of Portfolio Holdings (Unaudited)

As of December 31, 2021

New York	19.43%	$12,041,039	Louisiana	1.01%	$625,665
Texas	10.96%	6,794,965	Arizona	0.96%	596,842
Pennsylvania	10.36%	6,421,504	Ohio	0.93%	578,439
Florida	8.08%	5,008,039	Puerto Rico	0.90%	556,929
Connecticut	7.93%	4,913,084	Maryland	0.76%	471,330
California	5.29%	3,281,609	Tennessee	0.61%	380,033
New Jersey	4.40%	2,724,192	South Dakota	0.54%	333,861
Massachusetts	3.90%	2,414,471	Iowa	0.48%	297,547
Maine	2.55%	1,578,342	Virginia	0.46%	282,398
Indiana	2.53%	1,566,446	Oklahoma	0.42%	259,352
District of Columbia	2.35%	1,453,372	Nebraska	0.40%	250,000
Michigan	1.97%	1,217,918	Vermont	0.40%	248,830
Washington	1.72%	1,067,136	North Carolina	0.37%	229,429
Missouri	1.69%	1,048,559	North Dakota	0.17%	106,171
Illinois	1.68%	1,040,751	Wisconsin	0.13%	81,666
Georgia	1.56%	967,036	Virgin Islands	0.08%	50,121
Utah	1.45%	901,044	Oregon	0.06%	35,837
Nevada	1.28%	796,281	Money Market	0.00%	1,564
New Mexico	1.14%	706,628	Total Investments	100.00%	$61,977,441
Minnesota	1.05%	649,011

17

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Average Annual Returns (Unaudited)

For the periods ended December 31, 2021

				Expense Ratios[4]
					With Applicable
	1 Year	5 Year	10 Year	Gross	Waivers
Class A Shares - with load	(3.95)%	2.02%	2.54%	1.11%	0.90%
Class A Shares - no load	0.88%	3.03%	3.04%	1.11%	0.90%
Class C Shares - with load[1]	(0.96)%	2.16%	2.14%	1.96%	1.75%
Class C Shares - no load[1]	0.03%	2.16%	2.14%	1.96%	1.75%
Institutional Class Shares[2]	1.03%	3.19%	3.19%	0.96%	0.75%
Bloomberg Barclays Municipal Bond Index[3]	1.52%	4.17%	3.72%

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns, with load, include the 4.75% maximum sales charge for the Class A Shares or the 1.00% maximum deferred sales charge for the Class C Shares.

[1]	Class C Shares commenced operations on March 15, 2016. Prior to March 15, 2016, performance is based on the performance of Class A Shares adjusted for the Class C Shares’ 12b-1 fees and contingent deferred sales charge.

[2]	Institutional Shares commenced operations on May 1, 2020. Prior to May 1, 2020, performance is based on the performance of Class A Shares.

[3]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

[4]	Reflects the expense ratio as disclosed in the Fund’s prospectus dated May 1, 2021. Spirit of America Management Corp. (the “Adviser”) has contractually agreed to waive advisory fees and/or reimburse expenses under an Operating Expenses Agreement so that the total operating expenses will not exceed 0.90%, 1.75% and 0.75% of the Class A Shares, Class C Shares and Institutional Shares average daily net assets, respectively, through April 30, 2022. The waiver does not include front end or contingent deferred loads, taxes, interest, dividend expenses, brokerage commissions or expenses incurred in connection with any merger, reorganization, or extraordinary expenses such as litigation. Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitations stated above. The Operating Expense Agreement may be terminated at any time, by the Board of Directors, on behalf of the Fund, upon sixty days written notice to the Adviser. Additional information pertaining to the Fund’s expense ratios as of December 31, 2021, can be found in the financial highlights.

18	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Growth of $10,000 (Unaudited)

(includes one-time 4.75% maximum sales charge and reinvestment of all distributions)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call (800) 452-4892.

19

SPIRIT OF AMERICA INCOME FUND
MANAGEMENT DISCUSSION (UNAUDITED)

Dear Shareholder,

We are pleased to send you the 2021 Annual Report for the Spirit of America Income Fund, (the “Fund”). The Fund began operations on December 31, 2008.

As 2021 has come to an end, we could not be more proud and excited about the progress of this fund. Our goal is to continue seeking current income while investing in quality fixed income securities.

We firmly maintain our philosophy that striving for the optimal balance between yield and quality will continue to position us to achieve long term success. Our dedication to providing our investors with a fund that will merit their long term commitment and satisfaction has never been stronger. Now is an excellent time to team up with your Investment Counselor to evaluate your portfolio and make sure you are properly positioned to achieve your investment goals.

Your support is sincerely appreciated and we look forward to your continued confidence in the Spirit of America Income Fund.

Sincerely,

David Lerner President Spirit of America Investment Fund, Inc.	Mark Reilly Portfolio Manager

20	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Economic Summary

At the end of December, the U.S. Bureau of Economic Analysis released its final reading of the third quarter 2021 gross domestic product (GDP), to show an increase in the annual growth rate of 2.3%, its slowest gain of the pandemic-era recovery, as supply chain disruptions and a marked deceleration in consumer spending inhibited expansion. The reading was revised from the previous 2.1% estimate and compares with increases of 6.4% and 6.7% in the first and second quarters, respectively. The 2.3% gain in the gross domestic product, a sum of all goods and services produced, marked the slowest GDP gain since the 31.2% plunge in the second quarter of 2020, which encompassed the period during which Covid-19 morphed into a global pandemic that resulted in a severe economic shutdown that sent tens of millions into unemployment and put a chokehold on activity across the country. Declines in residential fixed investment and federal government spending helped hold back gains, as did a surge in the U.S. trade deficit, which widened to a near-record $73.3 billion in August. Consumer spending, which makes up 69% of the $23.2 trillion U.S. economy, increased at just a 1.6% pace for the most recent period, after rising 12% in the second quarter. Despite the third quarter weakness, economists largely expect the U.S. to bounce back and continue to grow into 2022.

The number of jobs added to the U.S. payrolls accelerated in November, but was still well below expectations. The Labor Department reported that nonfarm payroll employment rose by a solid 210,000 jobs, but was below the lofty estimates of 573,000 according to economists. Despite the big hiring miss, the unemployment rate fell to 4.2% from 4.6%, even though the labor force participation rate increased for the month to 61.8%, its highest level since March 2020. Leisure and hospitality, which includes bars, restaurants, hotels and similar businesses, saw a gain of just 23,000 after being a leading job creator for much of the recovery. Though the sector has regained nearly 7 million of the jobs lost at the rock bottom of the pandemic, it remains about 1.3 million below its February 2020 level, with an unemployment rate stuck at 7.5%. Initial jobs tallies this year have seen substantial revisions, with months showing low counts initially often bumped higher. The October and September estimates were moved up a combined 82,000. Worker wages climbed for the month, rising 0.26% in November and 4.8% from a year ago.

During its December meeting, The Federal Open Market Committee (FOMC) held benchmark interest rates near zero but indicated that rate hikes will very likely arrive next year, perhaps as many as three times. In its final meeting of 2021, the FOMC announced that it will ramp up the speed at which it pares its bond purchases, putting the nation’s central bank on course to eliminate the emergency quantitative easing (QE) program a few months earlier than expected. “Economic developments and changes in the outlook warrant this evolution,” Jerome H. Powell, the Fed chair, said of the decision to pull back on bond purchases more quickly. By tapering off its bond buying faster, the Fed is doing less to stimulate the economy with each passing month, and putting the program on track to end completely in March. That would place Fed policymakers in a position to raise interest rates sooner. The Fed has made it clear it wants to end its bond-buying program before it raises interest rates. The Fed’s new economic projections suggest interest rates, which have been at rock-bottom since March 2020, might rise to 2.1 percent by the end of 2024. Central bank officials, who are supposed to maintain price stability and foster full employment, have also been encouraged by strengthening in the job market. Fed officials estimated in their new economic projections that the unemployment rate would return to its pre-pandemic level of 3.5 percent by the end of 2022, sooner than they had previously forecast.

Market Commentary

It was a year of uncertainty and anticipation, of hopes for a return to a degree of normalcy following the onset of the COVID-19 pandemic. After completing an extremely volatile 2020, investors sought signals as to which way the economic recovery was headed. With mass distribution of vaccines and easing of lockdowns the recovery seemed to be on its way but there were plenty of roadblocks along the way. The markets proved their resolve time and again as investors brushed off news that may have derailed stocks in years past. A contested presidential election, historically high inflation, supply chain disruptions, naysayers who forecasted a correction that never appeared, as well as the still-raging global Covid-19 pandemic with its new Delta and Omicron variants. Prices increased especially rapidly in areas such as food and energy, and the US consumer price index jumped 6.81% from year-earlier levels in November, a rise unseen in nearly four decades. Despite all these difficulties, The U.S. markets finished with generally solid performances across the board. The S&P 500 finished 2021, including dividends, with a total return over 26%. The NASDAQ, led by the technology sector, ended the year with a total return of 21.04%. The Dow Jones Industrial Average concluded the year by posting a return of 18.70%.

21

SPIRIT OF AMERICA INCOME FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

December municipal bond issuance was up nearly 10% year-over-year at $38.2 billion, but total volume in 2021 fell just shy of last year’s record. The muni market saw $475.3 billion of debt in 2021, down 1.9% from $484.6 billion in 2020. Despite this, the total issuance for 2021 still bested the previous record of $448.6 billion hit in 2017. While supply did not meet some market participants’ expectations, many in the industry still consider the figure a remarkable feat for state and local governments as the Covid-19 pandemic continued to disrupt economies, supply chains, healthcare systems, travel and entertainment industries around the world for a second year. Tax-exempt issuance grew 4.2% to $342.6 billion from $328.9 billion in 2020. Taxable issuance dropped 18.8% to $118.7 billion from $146.3 in 2020. This is a reversal from 2020 when taxables and refundings made up more than 30% of the market.

The 30 Year US Treasury yield moved from a 1.66% on 1/4/21 to a 1.90% on 12/31/21. The MMD Taxable 30 Year AAA yield began the year at a 2.55% on 1/4/21 and ended the year at a 2.46% on 12/31/21. The U.S.10-year Treasury yield finished 2021 above the 1.5% threshold in a year marked by the Covid pandemic and Federal Reserve policy. The 10-year yield started the year at 0.91%. The yield hit a high of 1.776% in March. Treasury yields moved throughout 2021 amid concerns about inflation and as the Federal Reserve eased off its pandemic-era easy monetary policy.

On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Fund Summary

The Spirit of America Income Fund’s (the “Fund”) objective is to seek high current income. The emphasis of the Fund is focused on investing in a diversified portfolio of taxable municipal bonds, income producing equity securities, preferred stocks, collateralized mortgage obligations, and master limited partnerships (MLPs).

At the end of 2021, the Fund had over 54% of its assets in taxable municipal bonds, more than 18% in preferred stock, over 8% in corporate bonds, more than 15% in non-MLP common stock positions, and over 1% in MLPs. We remain diligent in our approach to the market. Here at Spirit of America each and every credit goes through rigorous credit analysis.

The Fund does not make decisions based on complicated algorithms. We are not a hedge fund. At Spirit of America, technology works for us; we do not work for technology. We do not receive buy signals from a computer generated model.

We invest the old fashioned way – utilizing hard work, intensive research, and intuitive decisions. Our decisions are based on the experience of our dedicated team of professionals. When we began the Fund, we felt the environment was favorable to start an income fund and while past performance is no guarantee of future results, our results continue to validate that belief.

Return Summary

The Fund had a total return of 5.74% (no load, gross of fees) for fiscal year ended December 31, 2021. This compares to the (1.54)% returned by its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the same period.

The material factors that affected the Fund were market direction and security selection. The Fund’s outperformance relative to its benchmark was principally due to the performance of the common stock holdings within the portfolio, which are not prevalent in the benchmark. The common stock holdings within the Spirit of America Income Fund had a total return of approximately 20% for 2021. The Fund does not rely on derivatives or leverage strategies. The value of the Fund and the securities may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future.

Including the sales charge and expenses, as of December 31, 2021, the Fund’s Class A Shares one year return was (0.38)%. The annualized five year return was 4.67% and annualized ten year return was 4.83%.

We plan to proceed with the same game plan we have employed since the Fund began: pursuing a balance between yield and risk with a focus on quality.

22	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Summary of Portfolio Holdings (Unaudited)

As of December 31, 2021

Municipal Bonds	55.38%	$65,624,220
Preferred Stocks	18.33%	21,718,552
Common Stocks	17.29%	20,487,136
Corporate Bonds	8.87%	10,513,729
Collateralized Mortgage Obligations	0.08%	90,469
Money Market	0.05%	57,252
Total Investments	100.00%	$118,491,358

Average Annual Returns (Unaudited)

For the periods ended December 31, 2021

				Expense Ratios[4]
					With Applicable
	1 Year	5 Year	10 Year	Gross	Waivers
Class A Shares - with load	(0.38)%	4.67%	4.83%	1.16%	1.11%
Class A Shares - no load	4.59%	5.68%	5.34%	1.16%	1.11%
Class C Shares - with load[1]	2.72%	4.87%	4.54%	1.91%	1.86%
Class C Shares - no load[1]	3.72%	4.87%	4.54%	1.91%	1.86%
Institutional Class Shares[2]	4.83%	5.93%	5.60%	0.91%	0.86%
Bloomberg Barclays U.S. Aggregate Bond Index[3]	(1.54)%	3.57%	2.90%

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns, with load, include the 4.75% maximum sales charge for the Class A Shares or the 1.00% maximum deferred sales charge for the Class C Shares.

[1]	Class C Shares commenced operations on March 15, 2016. Prior to March 15, 2016, performance is based on the performance of Class A Shares adjusted for the Class C Shares’ 12b-1 fees and contingent deferred sales charge.

[2]	Institutional Shares commenced operations on May 1, 2020. Prior to May 1, 2020, performance is based on the performance of Class A Shares.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

[4]	Reflects the expense ratio as disclosed in the Fund’s prospectus dated May 1, 2021. Spirit of America Management Corp. (the “Adviser”) has contractually agreed to waive advisory fees and/or reimburse expenses under an Operating Expenses Agreement so that the total operating expenses will not exceed 1.10%, 1.85% and 0.85% of the Class A Shares, Class C Shares and Institutional Shares average daily net assets, respectively, through April 30, 2022. The waiver does not include front end or contingent deferred loads, taxes, interest, dividend expenses, brokerage commissions or expenses incurred in connection with any merger, reorganization, or extraordinary expenses such as litigation. Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitations stated above. The Operating Expense Agreement may be terminated at any time, by the Board of Directors, on behalf of the Fund, upon sixty days written notice to the Adviser. Additional information pertaining to the Fund’s expense ratios as of December 31, 2021, can be found in the financial highlights.

23

SPIRIT OF AMERICA INCOME FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Growth of $10,000 (Unaudited)

(includes one-time 4.75% maximum sales charge and reinvestment of all distributions)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call (800) 452-4892.

24	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME & OPPORTUNITY FUND
MANAGEMENT DISCUSSION (UNAUDITED)

Dear Shareholder,

We are pleased to send you the 2021 Annual Report for The Spirit of America Income and Opportunity Fund, (the “Fund”). The Fund began operations on July 8, 2013.

We hope you are as excited as we are to be a part of our fund. The Fund is a comprehensive portfolio of fixed income and equity securities. This fund gives our clients a solid base in high quality fixed income securities and at the same time a diverse portfolio of equity securities.

The Fund is designed to deliver attractive returns and achieve long term success for our investors. Our dedication to providing you with a fund that will merit your long term commitment and satisfaction has never been stronger. Now is an excellent time to team up with your Investment Counselor to evaluate your portfolio and make sure you are properly positioned to achieve your investment goals for the upcoming year.

We appreciate your support of our fund and look forward to your continued investment in The Spirit of America Income and Opportunity Fund.

Sincerely,

David Lerner President Spirit of America Investment Fund, Inc.	Mark Reilly Portfolio Manager

25

SPIRIT OF AMERICA INCOME & OPPORTUNITY FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Economic Summary

At the end of December, the U.S. Bureau of Economic Analysis released its final reading of the third quarter 2021 gross domestic product (GDP), to show an increase in the annual growth rate of 2.3%, its slowest gain of the pandemic-era recovery, as supply chain disruptions and a marked deceleration in consumer spending inhibited expansion. The reading was revised from the previous 2.1% estimate and compares with increases of 6.4% and 6.7% in the first and second quarters, respectively. The 2.3% gain in the gross domestic product, a sum of all goods and services produced, marked the slowest GDP gain since the 31.2% plunge in the second quarter of 2020, which encompassed the period during which Covid-19 morphed into a global pandemic that resulted in a severe economic shutdown that sent tens of millions into unemployment and put a chokehold on activity across the country. Declines in residential fixed investment and federal government spending helped hold back gains, as did a surge in the U.S. trade deficit, which widened to a near-record $73.3 billion in August. Consumer spending, which makes up 69% of the $23.2 trillion U.S. economy, increased at just a 1.6% pace for the most recent period, after rising 12% in the second quarter. Despite the third quarter weakness, economists largely expect the U.S. to bounce back and continue to grow into 2022.

The number of jobs added to the U.S. payrolls accelerated in November, but was still well below expectations. The Labor Department reported that nonfarm payroll employment rose by a solid 210,000 jobs, but was below the lofty estimates of 573,000 according to economists. Despite the big hiring miss, the unemployment rate fell to 4.2% from 4.6%, even though the labor force participation rate increased for the month to 61.8%, its highest level since March 2020. Leisure and hospitality, which includes bars, restaurants, hotels and similar businesses, saw a gain of just 23,000 after being a leading job creator for much of the recovery. Though the sector has regained nearly 7 million of the jobs lost at the rock bottom of the pandemic, it remains about 1.3 million below its February 2020 level, with an unemployment rate stuck at 7.5%. Initial jobs tallies this year have seen substantial revisions, with months showing low counts initially often bumped higher. The October and September estimates were moved up a combined 82,000. Worker wages climbed for the month, rising 0.26% in November and 4.8% from a year ago.

During its December meeting, The Federal Open Market Committee (FOMC) held benchmark interest rates near zero but indicated that rate hikes will very likely arrive next year, perhaps as many as three times. In its final meeting of 2021, the FOMC announced that it will ramp up the speed at which it pares its bond purchases, putting the nation’s central bank on course to eliminate the emergency quantitative easing (QE) program a few months earlier than expected. “Economic developments and changes in the outlook warrant this evolution,” Jerome H. Powell, the Fed chair, said of the decision to pull back on bond purchases more quickly. By tapering off its bond buying faster, the Fed is doing less to stimulate the economy with each passing month, and putting the program on track to end completely in March. That would place Fed policymakers in a position to raise interest rates sooner. The Fed has made it clear it wants to end its bond-buying program before it raises interest rates. The Fed’s new economic projections suggest interest rates, which have been at rock-bottom since March 2020, might rise to 2.1 percent by the end of 2024. Central bank officials, who are supposed to maintain price stability and foster full employment, have also been encouraged by strengthening in the job market. Fed officials estimated in their new economic projections that the unemployment rate would return to its pre-pandemic level of 3.5 percent by the end of 2022, sooner than they had previously forecast.

Market Commentary

It was a year of uncertainty and anticipation, of hopes for a return to a degree of normalcy following the onset of the COVID-19 pandemic. After completing an extremely volatile 2020, investors sought signals as to which way the economic recovery was headed. With mass distribution of vaccines and easing of lockdowns the recovery seemed to be on its way but there were plenty of roadblocks along the way. The markets proved their resolve time and again as investors brushed off news that may have derailed stocks in years past. A contested presidential election, historically high inflation, supply chain disruptions, naysayers who forecasted a correction that never appeared, as well as the still-raging global Covid-19 pandemic with its new Delta and Omicron variants. Prices increased especially rapidly in areas such as food and energy, and the US consumer price index jumped 6.81% from year-earlier levels in November, a rise unseen in nearly four decades. Despite all these difficulties, The U.S. markets finished with generally solid performances across the board. The S&P 500 finished 2021, including dividends, with a total return over 26%. The NASDAQ, led by the technology sector, ended the year with a total return of 21.04%. The Dow Jones Industrial Average concluded the year by posting a return of 18.70%.

26	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME & OPPORTUNITY FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

December municipal bond issuance was up nearly 10% year-over-year at $38.2 billion, but total volume in 2021 fell just shy of last year’s record. The muni market saw $475.3 billion of debt in 2021, down 1.9% from $484.6 billion in 2020. Despite this, the total issuance for 2021 still bested the previous record of $448.6 billion hit in 2017. While supply did not meet some market participants’ expectations, many in the industry still consider the figure a remarkable feat for state and local governments as the Covid-19 pandemic continued to disrupt economies, supply chains, healthcare systems, travel and entertainment industries around the world for a second year. Tax-exempt issuance grew 4.2% to $342.6 billion from $328.9 billion in 2020. Taxable issuance dropped 18.8% to $118.7 billion from $146.3 in 2020. This is a reversal from 2020 when taxables and refundings made up more than 30% of the market.

The 30 Year US Treasury yield moved from a 1.66% on 1/4/21 to a 1.90% on 12/31/21. The MMD Taxable 30 Year AAA yield began the year at a 2.55% on 1/4/21 and ended the year at a 2.46% on 12/31/21. The U.S.10-year Treasury yield finished 2021 above the 1.5% threshold in a year marked by the Covid pandemic and Federal Reserve policy. The 10-year yield started the year at 0.91%. The yield hit a high of 1.776% in March. Treasury yields moved throughout 2021 amid concerns about inflation and as the Federal Reserve eased off its pandemic-era easy monetary policy.

On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Fund Summary

The Spirit of America Income and Opportunity Fund’s (the “Fund”) objective is to provide shareholders with current income and the potential for capital appreciation. The emphasis of the Fund is focused on investing in a diversified portfolio of equity securities, fixed income securities, and master limited partnerships (MLPs).

At the end of 2021, the Fund had more than 36% of its assets invested in taxable municipal bonds, over 9% in preferred stock, over 1% in corporate bonds, over 42% in non-MLP common stock positions and over 2% in master limited partnerships (MLPs).

The Fund does not make decisions based on complicated algorithms. We are not a hedge fund. At Spirit of America, technology works for us; we do not work for technology. We do not receive buy signals from a computer generated model. We invest the old fashioned way – utilizing hard work, intensive research, and intuitive decisions. Our decisions are based on years of experience being involved with the markets.

Return Summary

The Fund had a total one year return of 16.69% (no load, gross of fees) as of December 31, 2021. This compares to the (1.54)% return of its benchmark, the Bloomberg Barclay U.S. Aggregate Bond Index, for the same period. That result does not take the Fund’s sales charge and expense ratio into account.

The material factors that affected the Fund were market direction and security selection. The upward trajectory of the stock market contributed to the Fund’s outperformance of the benchmark, which is solely a measure of the bond market. The common stock holdings within the Spirit of America Income and Opportunity Fund had a total return of approximately 44% for 2021.

The holdings of the Fund were chosen based on consideration of several factors including credit ratings, market capitalization, and securities that provide income. The Fund did not rely on derivatives or leverage strategies.

Including the sales charge and expenses, as of December 31, 2021, the Fund’s Class A Shares one year return was 9.76%. The Fund’s Class A Shares, which began operations in July 2013, had an annualized five year return of 7.31% and an annualized return since inception of 5.63% as December 31, 2021.

27

SPIRIT OF AMERICA INCOME & OPPORTUNITY FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Summary of Portfolio Holdings (Unaudited)

As of December 31, 2021

Common Stocks	45.25%	$13,351,346
Municipal Bonds	37.01%	10,917,958
Preferred Stocks	9.85%	2,904,645
U.S. Government & Agency Obligations	3.09%	910,405
Money Market	2.58%	763,286
Corporate Bonds	1.76%	518,252
Exchange-Traded Funds	0.46%	136,200
Total Investments	100.00%	$29,502,092

Average Annual Returns (Unaudited)

For the periods ended December 31, 2021

				Expense Ratios[4]
			Since Inception		With Applicable
	1 Year	5 Year	(July 8, 2013)	Gross	Waivers
Class A Shares - with load	9.76%	7.31%	5.63%	1.47%	1.26%
Class A Shares - no load	15.24%	8.35%	6.24%	1.47%	1.26%
Class C Shares - with load[1]	13.48%	7.57%	5.40%	2.22%	2.01%
Class C Shares - no load[1]	14.48%	7.57%	5.40%	2.22%	2.01%
Institutional Class Shares[2]	15.59%	8.65%	6.51%	1.22%	1.01%
Bloomberg Barclays U.S. Aggregate Bond Index[3]	(1.54)%	3.57%	3.30%

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns, with load, include the 4.75% maximum sales charge for the Class A Shares or the 1.00% maximum deferred sales charge for the Class C Shares.

[1]	Class C Shares commenced operations on March 15, 2016. Prior to March 15, 2016, performance is based on the performance of Class A Shares adjusted for the Class C Shares’ 12b-1 fees and contingent deferred sales charge.

[2]	Institutional Shares commenced operations on May 1, 2020. Prior to May 1, 2020, performance is based on the performance of Class A Shares.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

[4]	Reflects the expense ratio as disclosed in the Fund’s prospectus dated May 1, 2021. Spirit of America Management Corp. (the “Adviser”) has contractually agreed to waive advisory fees and/or reimburse expenses under an Operating Expenses Agreement so that the total operating expenses will not exceed 1.25%, 2.00% and 1.00% of the Class A Shares, Class C Shares and Institutional Shares average daily net assets, respectively, through April 30, 2022. The waiver does not include front end or contingent deferred loads, taxes, interest, dividend expenses, brokerage commissions or expenses incurred in connection with any merger, reorganization, or extraordinary expenses such as litigation. Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitations stated above. The Operating Expense Agreement may be terminated at any time, by the Board of Directors, on behalf of the Fund, upon sixty days written notice to the Adviser. Additional information pertaining to the Fund’s expense ratios as of December 31, 2021, can be found in the financial highlights.

28	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME & OPPORTUNITY FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Fixed Distribution Policy (Unaudited)

The Board of Directors of the Fund has set a fixed distribution policy whereby the Fund will declare semi-annual distributions comprised of income earned, if any, realized long-term capital gains, if any, and to the extent necessary, return of capital, payable as of June 30 and December 31 of each year in the annual aggregate minimum amount of $0.60 per share. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions. The Fund’s total return based on net asset value is presented on the prior page as well as in the Financial Highlights tables.

29

SPIRIT OF AMERICA INCOME & OPPORTUNITY FUND
MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Growth of $10,000 (Unaudited)

(includes one-time 4.75% maximum sales charge and reinvestment of all distributions)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call (800) 452-4892.

30	SPIRIT OF AMERICA

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND
SCHEDULE OF INVESTMENTS | DECEMBER 31, 2021

	Shares	Market Value
Common Stocks 94.77%

Data Center REITs 12.78%
CyrusOne, Inc.	65,000	$5,831,800
Digital Realty Trust, Inc.	35,081	6,204,777
Equinix, Inc.	5,960	5,041,206
		17,077,783
Gaming REITs 2.22%
Gaming and Leisure Properties, Inc.	22,385	1,089,254
MGM Growth Properties LLC, Class A	45,900	1,875,015
		2,964,269
Health Care REITs 3.46%
Global Medical REIT, Inc.	15,000	266,250
Healthcare Trust of America, Inc., Class A	10,000	333,900
Healthpeak Properties, Inc.	39,568	1,428,009
Medical Properties Trust, Inc.	23,500	555,305
Omega Healthcare Investors, Inc.	1,000	29,590
Physicians Realty Trust	15,850	298,456
Ventas, Inc.	5,550	283,716
Welltower, Inc.	16,625	1,425,926
		4,621,152
Homebuilding 0.86%
D.R. Horton, Inc.	2,600	281,970
Lennar Corp., Class A	4,000	464,640
Toll Brothers, Inc.	5,600	405,384
		1,151,994
Hotel REITs 1.33%
Apple Hospitality REIT, Inc.	10,210	164,891
Host Hotels & Resorts, Inc.(a)	27,400	476,486
Park Hotels & Resorts, Inc.(a)	9,250	174,640
Pebblebrook Hotel Trust	30,581	684,097
Summit Hotel Properties, Inc.(a)	9,000	87,840
Sunstone Hotel Investors, Inc. (a)	15,700	184,161
		1,772,115
Industrial REITs 21.53%
Americold Realty Trust	19,200	629,568
Duke Realty Corp.	3,750	246,150
Innovative Industrial Properties, Inc.	24,050	6,322,986
Prologis, Inc.	93,770	15,787,117
STAG Industrial, Inc.	45,950	2,203,762
Terreno Realty Corp.	41,900	3,573,651
		28,763,234
Infrastructure REITs 3.64%
American Tower Corp., Class A	6,960	2,035,800
Crown Castle International Corp.	13,530	2,824,252
		4,860,052
Mortgage Finance 0.22%
Blackstone Mortgage Trust, Inc., Class A	2,200	67,364
Starwood Property Trust, Inc.	9,500	230,850
		298,214

See accompanying notes which are an integral part of these financial statements.

31

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2021

	Shares	Market Value
Multi Asset Class REITs 1.76%
Gladstone Commercial Corp.	13,000	$335,010
Lexington Realty Trust	2,700	42,174
One Liberty Properties, Inc.	2,500	88,200
WP Carey, Inc.	22,950	1,883,047
		2,348,431
Office REITs 4.85%
Alexandria Real Estate Equities, Inc.	14,150	3,154,884
American Assets Trust, Inc.	3,500	131,355
Boston Properties, Inc.	6,715	773,434
City Office REIT, Inc.	59,308	1,169,554
Hudson Pacific Properties, Inc.	29,050	717,825
Kilroy Realty Corp.	7,115	472,863
Orion Office REIT, Inc.(a)	2,848	53,172
		6,473,087
Private Equity 0.10%
Blackstone Group, Inc. (The), Class A	1,000	129,390

Residential REITs 22.79%
American Campus Communities, Inc.	1,000	57,290
American Homes 4 Rent, Class A	15,050	656,330
Apartment Income REIT Corp.	25,902	1,416,062
AvalonBay Communities, Inc.	12,840	3,243,256
Camden Property Trust	13,600	2,430,048
Equity LifeStyle Properties, Inc.	36,150	3,168,909
Equity Residential	29,115	2,634,907
Essex Property Trust, Inc.	7,186	2,531,125
Invitation Homes, Inc.	47,600	2,158,184
Mid-America Apartment Communities, Inc.	18,322	4,203,800
Sun Communities, Inc.	26,300	5,522,211
UDR, Inc.	35,750	2,144,643
UMH Properties, Inc.	10,500	286,965
		30,453,730
Retail REITs 10.95%
Agree Realty Corp.	3,250	231,920
Brixmor Property Group, Inc.	47,475	1,206,340
Federal Realty Investment Trust	13,700	1,867,584
Four Corners Property Trust, Inc.	5,000	147,050
Getty Realty Corp.	1,000	32,090
Kimco Realty Corp.	27,569	679,576
National Retail Properties, Inc.	17,750	853,242
Realty Income Corp.	29,485	2,110,831
Regency Centers Corp.	26,100	1,966,635
Simon Property Group, Inc.	31,000	4,952,870
Spirit MTA REIT(b)	1,140	485
STORE Capital Corp.	3,000	103,200
Tanger Factory Outlet Centers, Inc.	25,100	483,928
		14,635,751

See accompanying notes which are an integral part of these financial statements.

32	SPIRIT OF AMERICA

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2021

	Shares	Market Value
Self-Storage REITs 7.33%
CubeSmart	19,750	$1,123,973
Extra Space Storage, Inc.	12,895	2,923,683
Life Storage, Inc.	19,000	2,910,420
Public Storage	7,575	2,837,292
		9,795,368
Specialty REITs 0.85%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	6,717	356,807
Iron Mountain, Inc.	14,750	771,867
		1,128,674
Timber REITs 0.10%
Weyerhaeuser Co.	3,300	135,894

Total Common Stocks (Cost $68,309,098)		126,609,138

Preferred Stocks 1.98%

Data Center REITs 0.08%
Digital Realty Trust, Inc., Series J, 5.25%	4,000	104,160

Hotel REITs 0.96%
Ashford Hospitality Trust, Inc., Series F, 7.38%	6,000	150,000
Hersha Hospitality Trust, Series D, 6.50%	5,000	114,500
Hersha Hospitality Trust, Series E, 6.50%	5,000	115,350
Pebblebrook Hotel Trust, Series F, 6.30%	2,500	63,200
Pebblebrook Hotel Trust, Series G, 6.38%	4,000	105,040
Pebblebrook Hotel Trust, Series H, 6.38%	6,000	147,600
Sotherly Hotels, Inc., Series B, 8.00%	6,000	98,280
Sotherly Hotels, Inc., Series C, 7.88%	2,000	32,900
Summit Hotel Properties, Inc., Series F, 5.88%	10,000	257,500
Sunstone Hotel Investors, Inc., Series H, 6.13%	4,000	102,320
Sunstone Hotel Investors, Inc., Series I, 5.70%	4,000	100,420
		1,287,110
Industrial REITs 0.08%
Monmouth Real Estate Investment Corp., Series C, 6.13%	4,000	100,960

Mortgage Finance 0.04%
New York Mortgage Trust Inc., Series G, 7.00%	2,000	49,640

Multi Asset Class REITs 0.05%
Vornado Realty Trust, Series M, 5.25%	2,500	63,900

Office REITs 0.08%
Hudson Pacific Properties Inc., Series C, 4.75%	4,000	104,360

Residential REITs 0.10%
American Homes 4 Rent, Series G, 5.88%	2,000	51,260
Bluerock Residential Growth REIT, Inc., Series A, 7.13%	3,000	75,714
		126,974

See accompanying notes which are an integral part of these financial statements.

33

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2021

	Shares	Market Value
Retail REITs 0.16%
CTO Realty Growth, Inc., Series A, 6.38%	2,000	$52,600
Federal Realty Investment Trust, Series C, 5.00%	6,500	165,425
		218,025
Self-Storage REITs 0.43%
Public Storage, Series I, 4.88%	1,917	51,261
Public Storage, Series K, 4.75%	4,000	105,360
Public Storage, Series L, 4.63%	2,000	53,560
Public Storage, Series M, 4.13%	1,167	29,490
Public Storage, Series N, 3.88%	4,000	100,800
Public Storage, Series P, 4.00%	2,000	50,180
Public Storage, Series Q, 3.95%	4,000	99,480
Public Storage, Series R, 4.00%	4,000	100,120
		590,251
Total Preferred Stocks (Cost $2,666,898)		2,645,380
	Principal
	Amount
Municipal Bonds 0.14%
Franklin County Convention Facilities Authority, Revenue Bonds, 6.54%, 12/1/2036	$140,000	192,435

Total Municipal Bonds (Cost $161,292)		192,435
	Shares
Money Market Funds 3.38%
Morgan Stanley Institutional Liquidity Fund, Institutional Class, 0.03%(c)	4,515,465	4,515,465

Total Money Market Funds (Cost $4,515,465)		4,515,465

Total Investments — 100.27% (Cost $75,652,753)		133,962,418
Liabilities in Excess of Other Assets — (0.27)%		(358,526)
NET ASSETS — 100.00%		$133,603,892

(a)	Non-income producing security.

(b)	Security is currently being valued according to the fair value procedures approved by the Board of Directors.

(c)	Rate disclosed is the seven day effective yield as of December 31, 2021.

See accompanying notes which are an integral part of these financial statements.

34	SPIRIT OF AMERICA

SPIRIT OF AMERICA LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS | DECEMBER 31, 2021

	Shares	Market Value
Common Stocks 99.29%

Communications 6.79%
Alphabet, Inc., Class A(a)	1,820	$5,272,613
Netflix, Inc.(a)	1,350	813,294
Uber Technologies, Inc.(a)	5,000	209,650
Verizon Communications, Inc.	28,540	1,482,938
Walt Disney Co. (The)(a)	18,950	2,935,166
		10,713,661
Consumer Discretionary 7.06%
Amazon.com, Inc.(a)	720	2,400,725
D.R. Horton, Inc.	8,050	873,022
Home Depot, Inc. (The)	9,388	3,896,114
Lennar Corp., Class A	6,850	795,696
Lowe’s Cos., Inc.	1,750	452,340
Masco Corp.	11,500	807,530
McDonald’s Corp.	4,780	1,281,375
NIKE, Inc., Class B	1,100	183,337
TJX Cos., Inc. (The)	1,000	75,920
Toll Brothers, Inc.	5,150	372,808
		11,138,867
Consumer Staples 8.43%
Altria Group, Inc.	12,250	580,527
Coca-Cola Co. (The)	7,400	438,154
Colgate-Palmolive Co.	2,000	170,680
Conagra Brands, Inc.	7,100	242,465
Constellation Brands, Inc., Class A	1,200	301,164
Costco Wholesale Corp.	6,051	3,435,153
Kroger Co. (The)	9,000	407,340
Lamb Weston Holdings, Inc.	4,300	272,534
PepsiCo, Inc.	2,400	416,904
Philip Morris International, Inc.	7,600	722,000
Procter & Gamble Co. (The)	7,265	1,188,409
Target Corp.	13,580	3,142,955
Wal-Mart Stores, Inc.	13,684	1,979,938
		13,298,223
Energy 4.30%
Antero Midstream Corp.	5,000	48,400
Baker Hughes Co.	1,000	24,060
Cheniere Energy, Inc.	4,150	420,893
Chevron Corp.	14,460	1,696,881
ConocoPhillips	10,300	743,454
Enbridge, Inc.	3,000	117,240
EOG Resources, Inc.	900	79,947
Exxon Mobil Corp.	6,100	373,259
First Solar, Inc.(a)	1,000	87,160
Halliburton Co.	1,000	22,870
Kinder Morgan, Inc.	22,750	360,815
ONEOK, Inc.	2,000	117,520
Phillips 66	500	36,230
Pioneer Natural Resources Co.	1,700	309,196
Targa Resources Corp.	3,600	188,064
Valero Energy Corp.	13,915	1,045,156

See accompanying notes which are an integral part of these financial statements.

35

SPIRIT OF AMERICA LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2021

	Shares	Market Value
Energy (cont.)
Williams Cos, Inc. (The)	42,500	$1,106,700
		6,777,845
Financials 10.59%
American Express Co.	6,800	1,112,480
Bank of America Corp.	29,600	1,316,904
Berkshire Hathaway, Inc., Class B(a)	3,370	1,007,630
Blackstone Group, Inc. (The), Class A	10,050	1,300,369
Carlyle Group, Inc. (The)	6,050	332,145
Citigroup, Inc.	17,200	1,038,708
CME Group, Inc.	1,404	320,758
Goldman Sachs Group, Inc. (The)	2,815	1,076,878
JPMorgan Chase & Co.	20,892	3,308,248
Morgan Stanley	3,000	294,480
Signature Bank	10,575	3,420,695
SVB Financial Group(a)	2,823	1,914,672
Wells Fargo & Co.	5,500	263,890
		16,707,857
Health Care 9.47%
Abbott Laboratories	3,100	436,294
AbbVie, Inc.	22,957	3,108,378
Amgen, Inc.	2,900	652,413
Bristol-Myers Squibb Co.	16,250	1,013,187
Centene Corp.(a)	10,100	832,240
CVS Health Corp.	7,611	785,151
Edwards LifeSciences Corp.(a)	3,000	388,650
Humana, Inc.	1,350	626,211
Johnson & Johnson	1,297	221,878
McKesson Corp.	2,250	559,282
Medtronic PLC	7,069	731,288
Merck & Co., Inc.	18,050	1,383,352
Moderna, Inc.(a)	1,000	253,980
Pfizer, Inc.	9,150	540,307
Quest Diagnostics, Inc.	4,500	778,545
Thermo Fisher Scientific, Inc.	2,140	1,427,894
UnitedHealth Group, Inc.	2,375	1,192,583
Viatris, Inc.	1,135	15,357
		14,946,990
Industrials 8.36%
3M Co.	1,290	229,143
Boeing Co. (The)(a)	3,355	675,429
Caterpillar, Inc.	10,225	2,113,916
CSX Corp.	42,525	1,598,940
Cummins, Inc.	3,550	774,397
Deere & Co.	4,975	1,705,878
FedEx Corp.	4,950	1,280,268
Honeywell International, Inc.	8,300	1,730,633
Johnson Controls International PLC	8,253	671,051
Raytheon Technologies Corp.	2,100	180,726
United Parcel Service, Inc., Class B	2,050	439,397
Waste Connections, Inc.	13,175	1,795,357
		13,195,135

See accompanying notes which are an integral part of these financial statements.

36	SPIRIT OF AMERICA

SPIRIT OF AMERICA LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2021

	Shares	Market Value
Materials 1.45%
CF Industries Holdings, Inc.	7,700	$545,006
Corteva, Inc.	7,233	341,976
Dow, Inc.	6,083	345,028
DuPont de Nemours, Inc.	6,500	525,070
International Paper Co.	500	23,490
Linde PLC	1,400	485,002
Sylvamo Corp.(a)	45	1,255
WestRock Co.	500	22,180
		2,289,007
Real Estate Investment Trusts (REITs) 4.19%
Alexandria Real Estate Equities, Inc.	1,550	345,588
American Tower Corp., Class A	1,040	304,200
Crown Castle International Corp.	2,690	561,511
CyrusOne, Inc.	11,100	995,892
Digital Realty Trust, Inc.	1,100	194,557
Equinix, Inc.	1,625	1,374,490
Invitation Homes, Inc.	1,000	45,340
MGM Growth Properties LLC, Class A	2,250	91,912
Mid-America Apartment Communities, Inc.	500	114,720
Orion Office REIT, Inc.(a)	220	4,107
Prologis, Inc.	7,950	1,338,462
Realty Income Corp.	2,200	157,498
Simon Property Group, Inc.	700	111,839
Sun Communities, Inc.	3,700	776,889
Terreno Realty Corp.	2,075	176,977
Weyerhaeuser Co.	500	20,590
		6,614,572
Technology 35.48%
Accenture PLC, Class A	4,325	1,792,929
Adobe, Inc.(a)	1,700	964,002
Advanced Micro Devices, Inc.(a)	2,100	302,190
Apple, Inc.	62,032	11,015,022
Applied Materials, Inc.	17,820	2,804,155
Cisco Systems, Inc.	17,250	1,093,133
Cognizant Technology Solutions Corp., Class A	4,600	408,112
Corning, Inc.	10,000	372,300
Crowdstrike Holdings, Inc., Class A(a)	3,375	691,031
Dell Technologies, Inc., Class C(a)	1,624	91,220
Fiserv, Inc.(a)	1,950	202,391
Garmin Ltd.	1,900	258,723
HP, Inc.	15,600	587,652
International Business Machines Corp.	2,668	356,605
Kyndryl Holdings, Inc.(a)	573	10,371
MasterCard, Inc., Class A	2,900	1,042,028
Microchip Technology, Inc.	6,450	561,537
Microsoft Corp.	26,539	8,925,596
NetApp, Inc.	2,600	239,174
NortonLifeLock, Inc.	27,700	719,646
NVIDIA Corp.	39,692	11,673,814
Oracle Corp.	32,975	2,875,750
Paychex, Inc.	3,850	525,525
PayPal Holdings, Inc.(a)	1,475	278,156
QUALCOMM, Inc.	3,550	649,189

See accompanying notes which are an integral part of these financial statements.

37

SPIRIT OF AMERICA LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2021

	Shares	Market Value
Technology (cont.)
Texas Instruments, Inc.	13,075	$2,464,245
Visa, Inc., Class A	9,050	1,961,226
VMware, Inc., Class A(a)	715	82,854
Workday, Inc., Class A(a)	11,130	3,040,493
		55,989,069
Utilities 3.17%
AES Corp.	4,000	97,200
American Electric Power Co., Inc.	1,850	164,594
Brookfield Renewable Corp., Class A	563	20,717
Dominion Energy, Inc.	12,000	942,720
Duke Energy Corp.	950	99,655
Edison International	2,100	143,325
Eversource Energy	250	22,745
NextEra Energy, Inc.	29,125	2,719,110
WEC Energy Group, Inc.	8,200	795,974
		5,006,040
Total Common Stocks (Cost $68,992,610)		156,677,266

Preferred Stocks 1.37%

Financials 1.21%
Annaly Capital Management, Inc., Series F, 6.95%	2,000	51,160
Arch Capital Group Ltd., Series F, 5.45%	2,000	51,440
Arch Capital Group Ltd., Series G, 4.55%	2,000	51,720
Athene Holding Ltd., Series C, 6.38%	2,000	57,040
Bank of America Corp., Series GG, 6.00%	4,000	106,240
Bank of America Corp., Series HH, 5.88%	2,000	52,660
Bank of America Corp., Series LL, 5.00%	2,000	53,160
Bank of America Corp., Series PP, 4.13%	3,333	84,691
Bank of America Corp., Series QQ, 4.25%	2,000	50,740
Charles Schwab Corp. (The), Series J, 4.45%	2,000	52,220
First Republic Bank, Series L, 4.25%	2,000	51,400
First Republic Bank, Series M, 4.00%	4,000	98,000
First Republic Bank, Series N, 4.50%	2,000	52,000
Globe Life, Inc., 4.25%	1,000	25,900
JPMorgan Chase & Co, Series MM, 4.20%	6,000	153,120
JPMorgan Chase & Co., Series EE, 6.00%	2,000	54,500
JPMorgan Chase & Co., Series JJ, 4.55%	2,000	52,220
JPMorgan Chase & Co., Series LL 4.63%	6,000	156,660
KeyCorp, Series G, 5.63%	2,000	54,440
KKR Group Finance Co. IX LLC, 4.63%	2,000	52,300
Ladenburg Thalmann Financial Services, Inc., Series A, 8.00%	7,000	101,710
Morgan Stanley, Series O, 4.25%	2,000	50,460
Northern Trust Corp., Series E, 4.70%	1,360	36,870
Prudential Financial, Inc., 4.13%	705	18,358
Prudential Financial, Inc., 5.63%	2,000	54,320
RenaissanceRE Holdings Ltd., Series G, 4.20%	150	3,776
US Bancorp, Series M, 4.00%	2,000	50,420
Wells Fargo & Co., Series CC, 4.38%	4,000	101,200
Wells Fargo & Co., Series DD, 4.25%	5,000	124,600
		1,903,325

See accompanying notes which are an integral part of these financial statements.

38	SPIRIT OF AMERICA

SPIRIT OF AMERICA LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2021

	Shares	Market Value
Real Estate Investment Trusts (REITs) 0.07%
Digital Realty Trust, Inc., Series L, 5.20%	2,000	$53,560
Public Storage, Series P, 4.00%	2,000	50,180
		103,740
Utilities 0.09%
Brookfield Infrastructure Partners LP, 5.00%	2,000	50,660
DTE Energy Co., 4.38%	2,000	52,600
Entergy Louisiana LLC, 4.88%	2,000	50,600
		153,860
Total Preferred Stocks (Cost $2,166,750)		2,160,925

Total Investments — 100.66% (Cost $71,159,360)		158,838,191
Liabilities in Excess of Other Assets — (0.66)%		(1,034,197)
NET ASSETS — 100.00%		$157,803,994

(a)	Non-income producing security.

See accompanying notes which are an integral part of these financial statements.

39

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS | DECEMBER 31, 2021

	Principal
	Amount	Market Value
Municipal Bonds 99.07%

Arizona 0.95%
City of Phoenix, AZ, General Obligation Unlimited, Callable 7/1/2026 @ 100, 5.00%, 7/1/2027	$500,000	$596,842

California 5.25%
California State Public Works Board, Revenue Bonds, Callable 11/1/2026 @ 100, 5.00%, 11/1/2029	600,000	719,428
City of Los Angeles, CA Wastewater System Revenue, Refunding Revenue Bonds, (OID), Callable 6/1/2022 @ 100, 3.38%, 6/1/2029	100,000	101,083
Los Angeles CA Department of Water & Power, Revenue Bonds, Callable 1/1/2029 @ 100, 5.25%, 7/1/2049	200,000	252,550
Los Angeles Community College District, General Obligation Unlimited, Callable 8/1/2026 @ 100, 4.00%, 8/1/2038	500,000	572,732
Regents of the University of California Medical Center Pooled Revenue, Revenue Bond, Callable 5/15/2026 @ 100, 4.00%, 5/15/2037	145,000	162,371
San Francisco City & County Public Utilities Commission Water Revenue, Revenue Bonds, Callable 11/1/2030 @ 100, 5.00%, 11/1/2050	500,000	641,877
San Francisco City & County Public Utilities Commission Water Revenue, Revenue Bonds Series A, Callable 4/1/2028 @ 100, 4.00%, 10/1/2043	100,000	116,638
San Francisco Municipal Transportation Agency, Callable 3/1/2027 @ 100, 4.00%, 3/1/2046	200,000	226,012
State of California, General Obligation Unlimited, Callable 8/1/2025 @ 100, 5.00%, 8/1/2029	250,000	288,931
State of California, General Obligation Unlimited, Callable 9/1/2026 @ 100, 4.00%, 9/1/2036	175,000	199,987
		3,281,609
Connecticut 7.85%
City of New Haven, CT, General Obligation Unlimited, Callable 8/15/2026 @ 100, 5.00%, 8/15/2036	230,000	268,837
Connecticut Housing Finance Authority, Multi-Family Housing, Revenue Bonds, Callable 11/15/2025 @ 100, 3.25%, 11/15/2036	250,000	262,266
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Callable 5/15/2022 @ 100, 3.05%, 5/15/2031	180,000	181,265
Connecticut Housing Finance Authority, Revenue Bonds, Callable 5/15/2027 @ 100, 3.40%, 11/15/2037	25,000	26,909
Connecticut State Health & Educational Facility Authority, Hospital Improvements, Revenue Bonds, Callable 7/1/2022 @ 100, 5.00%, 7/1/2042	500,000	511,641
Connecticut State Health & Educational Facility Authority, Hospital Improvements, Revenue Bonds, Callable 7/1/2022 @ 100, 4.50%, 7/1/2038	500,000	510,413
Connecticut State Health & Educational Facility Authority, Hospital Improvements, Revenue Bonds, (OID), Callable 7/1/2022 @ 100, 4.25%, 7/1/2031	500,000	509,799
Connecticut State Health & Educational Facility Authority, Private Primary Schools, Revenue Bonds, Callable 7/1/2022 @ 100, 4.00%, 7/1/2033	100,000	101,008
Connecticut State Health & Educational Facility Authority, Revenue Bonds, Callable 7/1/2026 @ 100, 5.00%, 7/1/2034	250,000	289,927
Connecticut State Health & Educational Facility Authority, Revenue Bonds, Callable 7/1/2024 @ 100, 5.00%, 7/1/2034	100,000	110,455
State of Connecticut Special Tax Revenue, Highway Improvements, Revenue Bonds, Callable 10/1/2023 @ 100, 5.00%, 10/1/2030	250,000	269,694
State of Connecticut Special Tax Revenue, Public Improvements, Revenue Bonds, Callable 1/1/2023 @ 100, 5.00%, 1/1/2028	445,000	465,642
State of Connecticut, General Obligation Unlimited, Callable 4/15/2027 @ 100, 5.00%, 4/15/2032	500,000	602,588
State of Connecticut, General Obligation Unlimited, 5.00%, 6/15/2024	250,000	278,088

See accompanying notes which are an integral part of these financial statements.

40	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2021

	Principal
	Amount	Market Value
Connecticut (cont.)
State of Connecticut, Public Improvements, General Obligation Unlimited, Callable 4/15/2022 @ 100, 4.00%, 4/15/2032	$250,000	$252,505
University of Connecticut, University & College Improvements, Revenue Bonds, Callable 2/15/2024 @ 100, 5.00%, 2/15/2034	250,000	272,047
		4,913,084
District of Columbia 2.32%
District of Columbia Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, (Fannie Mae), 4.45%, 6/15/2031	320,000	333,323
District of Columbia Housing Finance Agency, State Single-Family Housing, Revenue Bonds, (Fannie Mae), 4.90%, 6/1/2040	280,000	280,768
District of Columbia Water & Sewer Authority, Revenue Bonds, Callable 10/1/2029 @ 100, 4.00%, 10/1/2049	315,000	370,197
District of Columbia Water & Sewer Authority, Revenue Bonds, Callable 4/1/2026 @ 100, 5.00%, 10/1/2036	250,000	293,092
District of Columbia Water & Sewer Authority, Revenue Bonds, Callable 4/1/2026 @ 100, 5.00%, 10/1/2034	150,000	175,992
		1,453,372
Florida 8.01%
Central Florida Expressway Authority, Revenue Bonds, Callable 7/1/2026 @ 100, 4.00%, 7/1/2035	150,000	170,083
City of Orlando, FL, Public Improvements, Revenue Bonds, Callable 10/1/2024 @ 100, 5.00%, 10/1/2046	1,000,000	1,110,263
Florida Municipal Loan Council, Water Utility Improvements, Revenue Bonds, (AGM) (OID), 5.50%, 10/1/2041	100,000	100,408
Florida Municipal Loan Council, Water Utility Improvements, Revenue Bonds, (AGM) (OID), 5.25%, 10/1/2033	100,000	100,372
FSU Financial Assistance, Inc., State Single-Family Housing, Refunding Revenue Bonds, Callable 10/1/2022 @ 100, 5.00%, 10/1/2030	500,000	515,219
Greater Orlando Aviation Authority, Port, Airport & Marina Improvements, Revenue Bonds, 5.00%, 10/1/2025	120,000	121,296
Miami Dade County FL Transit System Sales Surtax Revenue, Revenue Bonds, Callable 7/1/2030 @ 100, 4.00%, 7/1/2050	500,000	581,665
Miami Dade County FL Water & Sewage System, Revenue Bonds, Callable 10/1/2029 @ 100, 4.00%, 10/1/2049	500,000	578,540
Miami Dade County FL Water & Sewage System, Revenue Bonds, 4.00%, 10/1/2044	150,000	175,393
Miami-Dade County Educational Facilities Authority, University & College Improvements, Revenue Bonds, (AMBAC), 5.25%, 4/1/2031	260,000	345,674
School Board of Miami-Dade County (The), Certificate of Participation, Callable 2/1/2026 @ 100, 4.00%, 2/1/2033	1,000,000	1,106,748
Tampa-Hillsborough County Expressway Authority, Refunding Revenue Bonds, Callable 7/1/2022 @ 100, 5.00%, 7/1/2037	100,000	102,378
		5,008,039
Georgia 1.55%
Atlanta GA Water & Wastewater Revenue, Revenue Bonds, Callable 11/1/2029 @ 100, 3.00%, 11/1/2037	500,000	556,525
Atlanta GA Water & Wastewater Revenue, Revenue Bonds, Callable 11/1/2027 @ 100, 5.00%, 11/1/2047	125,000	152,887
Fulton County Development Authority, Georgia Tech Athletic Association, Refunding Revenue Bonds, (OID), Callable 10/1/2022 @ 100, 4.25%, 10/1/2037	100,000	102,324
Fulton County Development Authority, Georgia Tech Athletic Association, Revenue Bonds, 5.00%, 10/1/2022	145,000	150,126

See accompanying notes which are an integral part of these financial statements.

41

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2021

	Principal
	Amount	Market Value
Georgia (cont.)
Fulton County Development Authority, Georgia Tech Athletic Association, Revenue Bonds, 5.00%, 10/1/2022	$5,000	$5,174
		967,036
Illinois 1.66%
Illinois State Finance Authority Series A, Callable 4/1/2030 @ 100, 4.00%, 4/1/2050	900,000	1,040,751

Indiana 2.50%
Indiana Finance Authority Wastewater Utility Revenue, Revenue Bonds, Callable 10/1/2026 @ 100, 5.00%, 10/1/2046	600,000	707,846
Indiana Finance Authority Wastewater Utility Revenue, Revenue Bonds, Callable 10/1/2030 @ 100, 5.00%, 10/1/2050	500,000	638,276
Indiana State Finance Authority Health Systems Revenue, Revenue Bonds, Callable 11/1/2025 @ 100, 4.00%, 11/1/2051	200,000	220,324
		1,566,446
Iowa 0.48%
State of Iowa, Revenue Bonds, Callable 6/1/2026 @ 100, 5.00%, 6/1/2027	250,000	297,547

Louisiana 1.00%
Louisiana Local Government Environmental Facilities & Community Development Authority, Sewer Improvements, Revenue Bonds, Callable 2/1/2023 @ 100, 4.00%, 2/1/2048	500,000	520,493
Louisiana Local Government Environmental Facilities & Community Development Authority, Sewer Improvements, Revenue Bonds, Callable 2/1/2023 @ 100, 5.00%, 2/1/2035	100,000	105,172
		625,665
Maine 2.52%
Maine Health & Higher Educational Facilities Authority, Refunding Revenue Bonds, (OID), Callable 7/1/2022 @ 100, 3.63%, 7/1/2041	500,000	508,524
Maine Health & Higher Educational Facilities Authority, Revenue Bonds, Callable 7/1/2030 @ 100, 4.00%, 7/1/2045	385,000	448,040
Maine State Health & Higher Educational Facilities Authority Revenue, Revenue Bonds, Callable 7/1/2024 @ 100, 4.00%, 7/1/2044	250,000	265,986
Maine State Housing Authority, State Single-Family Housing, Revenue Bonds, Callable 11/15/2024 @ 100, 3.75%, 11/15/2044	100,000	105,589
Maine State Housing Authority, State Single-Family Housing, Revenue Bonds, Callable 11/15/2022 @ 100, 3.60%, 11/15/2036	95,000	96,248
Maine State Housing Authority, State Single-Family Housing, Revenue Bonds, Callable 11/15/2022 @ 100, 3.45%, 11/15/2032	95,000	96,200
Maine Turnpike Authority, Refunding Revenue Bonds, Callable 7/1/2025 @ 100, 5.00%, 7/1/2026	50,000	57,755
		1,578,342
Maryland 0.75%
City of Baltimore MD, Revenue Bonds, Callable 7/1/2029 @ 100, 4.00%, 7/1/2049	405,000	471,330

Massachusetts 3.86%
Massachusetts Housing Finance Agency, Callable 12/1/2027 @ 100, 3.25%, 12/1/2032	200,000	216,562
Massachusetts Housing Finance Agency, Revenue Bonds, Callable 12/1/2025 @ 100, 3.25%, 12/1/2036	575,000	603,527
Massachusetts Housing Finance Agency, Revenue Bonds, Callable 12/1/2026 @ 100, 3.75%, 12/1/2037	250,000	270,897
Massachusetts Housing Finance Agency, Revenue Bonds, Callable 12/1/2026 @ 100, 3.55%, 12/1/2037	195,000	205,010

See accompanying notes which are an integral part of these financial statements.

42	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2021

	Principal
	Amount	Market Value
Massachusetts (cont.)
Massachusetts Housing Finance Agency, Revenue Bonds, Callable 6/1/2026 @ 100, 3.15%, 12/1/2026	$120,000	$129,713
Massachusetts Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, 5.13%, 12/1/2039	65,000	65,083
Massachusetts Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, 4.85%, 12/1/2029	60,000	60,067
Massachusetts Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, (FHA) (INS), 5.25%, 12/1/2035	125,000	125,937
Massachusetts School Building Authority, Revenue Bonds, Callable 2/15/2028 @ 100, 5.25%, 2/15/2048	500,000	621,596
Massachusetts School Building Authority, Revenue Bonds, Callable 8/15/2025 @ 100, 5.00%, 8/15/2026	100,000	116,079
		2,414,471
Michigan 1.95%
Michigan Public Educational Facilities Authority, School Improvements, Refunding Revenue Bonds, 6.00%, 12/1/2035	500,000	500,495
Michigan State Housing Development Authority, State Multi-Family Housing, Revenue Bonds, (GO OF AUTH), Callable 4/1/2022 @ 100, 4.50%, 10/1/2036	710,000	717,423
		1,217,918
Minnesota 1.04%
Southern Minnesota Municipal Power Agency Power Supply System, Revenue Bonds, Callable 1/1/2026 @ 100, 5.00%, 1/1/2041	565,000	649,011

Missouri 1.68%
Health & Educational Facilities Authority of the State of Missouri, Healthcare, Hospital & Nursing Home Improvements, Revenue Bonds, (OID), Callable 11/15/2024 @ 100, 4.00%, 11/15/2045	500,000	541,610
Health & Educational Facilities Authority of the State of Missouri, Healthcare, Hospital & Nursing Home Improvements, Revenue Bonds, (OID), Callable 11/15/2022 @ 100, 3.75%, 11/15/2039	100,000	102,119
Missouri State Health & Educational Facilities Authority, Health Facilities Revenue. Revenue Bonds, Callable 11/15/2027 @ 100, 4.00%, 11/15/2049	360,000	404,830
		1,048,559
Nebraska 0.40%
Nebraska Public Power District, Electric Lights & Power Improvements, Revenue Bonds, 5.00%, 1/1/2025 prerefunded 1/1/2022 @ 100	155,000	155,000
Nebraska Public Power District, Electric Lights & Power Improvements, Revenue Bonds, Callable 1/1/2022 @ 100, 5.00%, 1/1/2025	95,000	95,000
		250,000
Nevada 1.27%
Nevada System of Higher Education, Certification of Participation, Callable 7/1/2026 @ 100, 4.00%, 7/1/2027	700,000	796,281

New Jersey 4.35%
Borough of Seaside Heights, NJ, General Obligation Unlimited, Callable 4/1/2025 @ 100, 4.00%, 4/1/2026	125,000	138,609
Hudson County Improvement Authority, Refunding Revenue Bonds, (AGM), 5.40%, 10/1/2025	150,000	176,727
New Jersey Economic Development Authority, School Improvements, Refunding Revenue Bonds, Callable 3/1/2023 @ 100, 5.00%, 3/1/2031	300,000	315,410
New Jersey Economic Development Authority, University & College Improvements, Revenue Bonds, Callable 6/15/2023 @ 100, 5.00%, 6/15/2030	250,000	267,058

See accompanying notes which are an integral part of these financial statements.

43

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2021

	Principal
	Amount	Market Value
New Jersey (cont.)
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, (OID), 5.00%, 7/1/2027	$15,000	$15,056
New Jersey Housing & Mortgage Finance Agency, Revenue Bonds, Callable 11/1/2025 @ 100, 3.50%, 11/1/2036	500,000	526,421
New Jersey Housing & Mortgage Finance Agency, Revenue Bonds, Callable 11/1/2025 @ 100, 3.90%, 11/1/2050	175,000	184,945
New Jersey St Transportation Trust Fund Authority, Revenue Bonds, Callable 12/15/2030 @ 100, 4.00%, 6/15/2045	100,000	114,876
New Jersey Turnpike Authority, Highway Improvements, Revenue Bonds, 5.00%, 1/1/2031	200,000	204,807
State of New Jersey, Public Improvements, General Obligation Unlimited, Callable 6/1/2025 @ 100, 4.00%, 6/1/2034	250,000	274,598
Tenafly School District, Refunding Bonds, General Obligation Unlimited, (OID), Callable 7/15/2022 @ 100, 3.00%, 7/15/2029	250,000	252,869
Tenafly School District, Refunding Bonds, General Obligation Unlimited, (OID), Callable 7/15/2022 @ 100, 3.00%, 7/15/2030	250,000	252,816
		2,724,192
New Mexico 1.13%
New Mexico Hospital Equipment Loan Council, Hospital Improvements Revenue Bonds, (OID), Callable 8/1/2022 @ 100, 4.00%, 8/1/2042	500,000	511,086
New Mexico Mortgage Finance Authority, Revenue Bonds, (Freddie Mac) (Fannie Mae) (Ginnie Mae) (GTD) (INS), Callable 3/1/2022 @ 100, 3.55%, 9/1/2032	110,000	110,275
New Mexico Mortgage Finance Authority, Revenue Bonds, (Freddie Mac) (Fannie Mae) (Ginnie Mae) (GTD) (INS), Callable 3/1/2022 @ 100, 3.25%, 9/1/2027	85,000	85,267
		706,628
New York 19.25%
City of New York NY, General Obligation Unlimited, Callable 10/1/2029 @ 100, 5.00%, 10/1/2039	145,000	182,263
City of New York NY, General Obligation Unlimited, Callable 3/1/2030 @ 100, 5.00%, 3/1/2043	150,000	189,343
City of New York NY, General Obligation Unlimited, Callable 4/1/2028 @ 100, 5.00%, 4/1/2043	195,000	238,471
City of New York NY, General Obligation Unlimited, Callable 4/1/2028 @ 100, 5.00%, 4/1/2040	305,000	373,940
Hudson Yards Infrastructure Corp., Revenue Bonds, Series A, Callable 2/15/2027 @ 100, 4.00%, 2/15/2044	575,000	649,059
Metropolitan Transportation Authority, Refunding Revenue Bonds, 5.25%, 11/15/2028	50,000	54,632
Metropolitan Transportation Authority, Refunding Revenue Bonds, Callable 11/15/2027 @ 100, 5.00%, 11/15/2037	250,000	304,461
Metropolitan Transportation Authority, Revenue Bonds, Callable 11/15/2027 @ 100, 5.00%, 11/15/2035	250,000	305,114
Metropolitan Transportation Authority, Revenue Bonds, 5.00%, 11/15/2028	250,000	310,567
Metropolitan Transportation Authority, Transit Improvements, Refunding Revenue Bonds, 5.00%, 11/15/2028	250,000	288,254
Metropolitan Transportation Authority, Transit Improvements, Revenue Bonds, Callable 5/15/2023 @ 100, 5.00%, 11/15/2033	$00,000	105,307
New York City Housing Development Corp., Revenue Bonds, Callable 5/1/2025 @ 100, 3.10%, 11/1/2032	250,000	264,466
New York City Housing Development Corp., Revenue Bonds, Callable 2/1/2026 @ 100, 3.50%, 11/1/2032	150,000	161,289
New York City Housing Development Corp., Revenue Bonds, Callable 11/1/2025 @ 100, 3.60%, 11/1/2031	250,000	271,718
New York City Municipal Water Finance Authority Water & Sewer System Revenue, Revenue Bonds, Callable 12/15/2030 @ 100, 4.00%, 6/15/2050	250,000	294,867

See accompanying notes which are an integral part of these financial statements.

44	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2021

	Principal
	Amount	Market Value
New York (cont.)
New York City Transitional Finance Authority Building Aid Revenue, Public Improvements, Revenue Bonds, (State Aid Withholding), Callable 1/15/2025 @ 100, 5.00%, 7/15/2027	$250,000	$284,417
New York City Transitional Finance Authority Building Aid Revenue, Revenue Bonds, 5.00%, 7/15/2031	250,000	291,994
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Callable 5/1/2027 @ 100, 4.00%, 5/1/2044	300,000	339,903
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Revenue Bonds, 5.00%, 8/1/2023	100,000	107,489
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Revenue Bonds Series A-1, 5.00%, 8/1/2024	100,000	111,762
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Revenue Bonds, Callable 8/1/2026 @ 100, 4.00%, 8/1/2035	100,000	113,575
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Revenue Bonds, Callable 5/1/2031 @ 100, 4.00%, 11/1/2038	250,000	301,568
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Revenue Bonds, Callable 8/1/2025 @ 100, 5.00%, 8/1/2027	25,000	28,932
New York City Water & Sewer System, Revenue Bonds, Callable 6/15/2028 @ 100, 5.00%, 6/15/2049	500,000	619,793
New York City Water & Sewer System, Revenue Bonds, Callable 6/15/2027 @ 100, 5.00%, 6/15/2032	100,000	121,538
New York State Dormitory Authority, Refunding Revenue Bonds, (State Aid Withholding), Callable 10/1/2022 @ 100, 3.25%, 4/1/2031	280,000	284,409
New York State Dormitory Authority, Revenue Bonds, 5.00%, 5/15/2022	165,000	167,923
New York State Dormitory Authority, Revenue Bonds, Callable 2/15/2030 @ 100, 5.00%, 2/15/2048	500,000	627,447
New York State Dormitory Authority, Revenue Bonds, 4.75%, 10/1/2040	5,000	5,012
New York State Dormitory Authority, Revenue Bonds, Callable 2/15/2030 @ 100, 4.00%, 2/15/2047	500,000	580,542
New York State Dormitory Authority, Revenue Bonds, Callable 7/1/2025 @ 100, 5.00%, 7/1/2037	385,000	445,149
New York State Dormitory Authority, Revenue Bonds, Callable 3/15/2028 @ 100, 5.00%, 3/15/2043	250,000	306,688
New York State Thruway Authority, Revenue Bonds, Callable 1/1/2026 @ 100, 4.00%, 1/1/2037	100,000	110,528
New York, NY, General Obligation Unlimited, Callable 8/1/2029 @ 100, 4.00%, 8/1/2044	250,000	290,118
New York, NY, General Obligation Unlimited, Callable 8/1/2029 @ 100, 5.00%, 8/1/2043	500,000	621,504
Port Authority of New York & New Jersey, Revenue Bonds, Callable 11/15/2027 @ 100, 5.00%, 11/15/2037	250,000	307,149
Port Authority of New York & New Jersey, Revenue Bonds, Callable 11/15/2027 @ 100, 5.00%, 11/15/2030	250,000	308,272
Triborough Bridge & Tunnel Authority, Revenue Bonds, Callable 11/15/2025 @ 100, 5.00%, 11/15/2035	250,000	290,362
Triborough Bridge & Tunnel Authority, Revenue Bonds, Callable 5/15/2031 @ 100, 5.00%, 11/15/2051	125,000	159,702
Triborough Bridge & Tunnel Authority, Revenue Bonds, 5.00%, 11/15/2027	100,000	117,333
Triborough Bridge & Tunnel Authority, Revenue Bonds, 5.00%, 11/15/2023	100,000	108,731
Triborough Bridge & Tunnel Authority, Revenue Bonds, Callable 11/15/2030 @ 100, 5.00%, 11/15/2049	500,000	637,324
Triborough Bridge & Tunnel Authority, Revenue Bonds, Callable 11/15/2025 @ 100, 5.00%, 11/15/2040	310,000	358,124
		12,041,039
North Carolina 0.37%
University of North Carolina at Charlotte (The), Revenue Bonds, Callable 10/1/2027 @ 100, 4.00%, 10/1/2037	100,000	114,858

See accompanying notes which are an integral part of these financial statements.

45

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2021

	Principal
	Amount	Market Value
North Carolina (cont.)
University of North Carolina at Charlotte (The), University & College Improvements, Revenue Bonds, Callable 4/1/2025 @ 100, 5.00%, 4/1/2040	$100,000	$114,571
		229,429
North Dakota 0.17%
City of Bismarck, ND, Sanitary Sewer Revenue, Revenue Bonds, Callable 5/1/2025 @ 100, 3.00%, 5/1/2029	100,000	106,171

Ohio 0.92%
Hamilton County OH Hospital Facilities Revenue, Refunding Revenue Bonds, Callable 8/15/2030 @ 100, 4.00%, 8/15/2050	500,000	578,439

Oklahoma 0.41%
Oklahoma Municipal Power Authority, Electric Lights & Power Improvements, Revenue Bonds, Callable 1/1/2023 @ 100, 4.00%, 1/1/2047	250,000	259,352

Oregon 0.06%
Oregon Health & Science University, Refunding Revenue Bonds, Callable 7/1/2022 @ 100, 5.00%, 7/1/2032	35,000	35,837

Pennsylvania 10.27%
Allegheny County PA Hospital, Development Authority, Revenue Bonds, Callable 4/1/2028 @ 100, 4.00%, 4/1/2044	150,000	167,327
Allegheny County Sanitary Authority, Sewer Improvements, Revenue Bonds, Callable 12/1/2023 @ 100, 5.25%, 12/1/2044	500,000	544,206
Chester County Health and Education, Revenue Bonds, Callable 9/1/2030 @ 100, 4.00%, 9/1/2050	500,000	582,696
City of Philadelphia, PA Water & Wastewater Revenue, Revenue Bonds Series C, Callable 10/1/2031 @ 100, 5.00%, 10/1/2046	500,000	643,972
City of Philadelphia, PA Water & Wastewater Revenue, Revenue Bonds, Callable 10/1/2031 @ 100, 4.00%, 10/1/2051	500,000	592,502
Commonwealth Financing Authority, Tobacco Master Settlement Payment Revenue, Revenue Bonds, Callable 6/1/2028 @ 100, 4.00%, 6/1/2039	250,000	285,669
Lehigh County PA General Purpose Authority Hospital Revenue, Revenue Bonds, Callable 7/1/2029 @ 100, 4.00%, 7/1/2049	500,000	570,539
Pennsylvania Higher Educational Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 11/1/2022 @ 100, 5.00%, 5/1/2037	100,000	101,819
Pennsylvania Higher Educational Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 11/1/2022 @ 100, 5.00%, 5/1/2042	100,000	101,676
Pennsylvania Higher Educational Facilities Authority, Hospital Improvements, Revenue Bonds (OID), Callable 11/1/2022 @ 100, 4.00%, 5/1/2032	100,000	101,051
Pennsylvania Housing Finance Agency, Revenue Bonds, Callable 4/1/2027 @ 100, 3.65%, 10/1/2042	100,000	106,013
Pennsylvania State Economic Development Financing Authority, Revenue Bonds, Callable 11/15/2027 @ 100, 4.00%, 11/15/2047	400,000	451,553
Pennsylvania State University, Revenue Bonds, Callable 9/1/2026 @ 100, 5.00%, 9/1/2034	190,000	225,645
Pennsylvania State University, Revenue Bonds, Callable 9/1/2026 @ 100, 5.00%, 9/1/2035	125,000	148,322
Pennsylvania State University, Revenue Bonds, Callable 9/1/2026 @ 100, 5.00%, 9/1/2036	100,000	118,532
Pennsylvania Turnpike Commission, Revenue Bonds, 5.25%, 7/15/2028	150,000	191,727
Pennsylvania Turnpike Commission, Revenue Bonds, Callable 12/1/2025 @ 100, 5.00%, 12/1/2045	500,000	574,545

See accompanying notes which are an integral part of these financial statements.

46	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2021

	Principal
	Amount	Market Value
Pennsylvania (cont.)
Philadelphia PA Water & Wastewater Revenue, Revenue Bonds, Callable 11/1/2030 @ 100, 5.00%, 11/1/2045	$500,000	$637,843
West View Municipal Authority Water Revenue, Water Utility Improvements, Revenue Bonds, (OID), Callable 11/15/2024 @ 100, 4.00%, 11/15/2043	250,000	275,867
		6,421,504
Puerto Rico 0.89%
Commonwealth of Puerto Rico, General Obligation Unlimited, (AGM) (OID), Callable 7/1/2022 @ 100, 5.25%, 7/1/2026	100,000	100,597
Commonwealth of Puerto Rico, Refunding Bonds, General Obligation Unlimited (AGM), 5.00%, 7/1/2031	200,000	200,733
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding Revenue Bonds, 5.00%, 7/1/2022	250,000	255,599
		556,929
South Dakota 0.53%
South Dakota Housing Development Authority, Revenue Bonds, Callable 11/1/2025 @ 100, 2.45%, 5/1/2027	250,000	261,848
South Dakota Housing Development Authority, Revenue Bonds, Callable 11/1/2025 @ 100, 3.13%, 11/1/2036	70,000	72,013
		333,861
Tennessee 0.61%
City of Memphis, TN, General Obligation Unlimited, Callable 4/1/2024 @ 100, 5.00%, 4/1/2044	100,000	109,651
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Public Improvements, Revenue Bonds, 5.00%, 7/1/2026	200,000	200,649
Tennessee Housing Development Agency, Revenue Bonds, Callable 1/1/2027 @ 100, 3.40%, 7/1/2037	65,000	69,733
		380,033
Texas 10.86%
Austin TX Electric Utility System Revenue, Revenue Bonds Series B, Callable 11/15/2029 @ 100, 5.00%, 11/15/2049	500,000	631,226
City of Houston, TX, Refunding Revenue Bonds, Callable 3/1/2029 @ 100, 4.00%, 3/1/2049	500,000	575,171
City Public Service Board of San Antonio, TX, Revenue Bonds, Callable 8/1/2026 @ 100, 5.00%, 2/1/2032	250,000	296,580
Clifton Higher Education Finance Corporation, School Improvements, Refunding Revenue Bonds, 4.00%, 8/15/2044	500,000	531,825
Comal Independent School District, School Improvements, General Obligation Unlimited, Callable 2/1/2026 @ 100, 4.00%, 2/1/2034	250,000	280,886
Fort Bend Grand Parkway Toll Road Authority, Refunding Revenue Bonds, Callable 3/1/2022 @ 100, 4.00%, 3/1/2046	250,000	251,516
Harris County Cultural Education Facilities Finance Corp., Revenue Bonds, Callable 5/15/2026 @ 100, 4.00%, 11/15/2030	130,000	144,896
North Texas Tollway Authority Revenue, Revenue Bonds, Callable 1/1/2028 @ 100, 4.00%, 1/1/2043	470,000	536,426
San Antonio Public Facilities Corp., Public Improvements, Refunding Revenue Bonds, (OID), Callable 9/15/2022 @ 100, 4.00%, 9/15/2042	250,000	254,965
San Antonio Water System, Refunding Revenue Bonds, Callable 11/15/2029 @ 100, 5.00%, 5/15/2034	190,000	245,970
San Antonio Water System, Revenue Bonds Series A, Callable 5/15/2030 @ 100, 5.00%, 5/15/2050	205,000	258,489
Texas State Water Development Board, Revenue Bonds, Callable 10/15/2030 @ 100, 4.00%, 4/15/2051	500,000	593,446
Texas Public Finance Authority, Revenue Bonds, Callable 12/1/2026 @ 100, 4.00%, 12/1/2031	200,000	227,232

See accompanying notes which are an integral part of these financial statements.

47

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2021

	Principal
	Amount	Market Value
Texas (cont.)
Texas State Water Development Board, Revenue Bonds Series A, Callable 10/15/2029 @ 100, 4.00%, 10/15/2054	$500,000	$585,476
Texas State Water Development Board, Revenue Bonds, Callable 10/15/2029 @ 100, 4.00%, 10/15/2037	500,000	603,471
Texas State Water Development Board, Revenue Bonds, Callable 10/15/2028 @ 100, 5.00%, 4/15/2049	450,000	558,857
White Oak, TX, Independent School District, General Obligation Unlimited, Callable 2/15/2027 @ 100, 4.00%, 2/15/2029	190,000	218,533
		6,794,965
Utah 1.44%
University of Utah (The), University & College Improvements, Revenue Bonds, 5.00%, 8/1/2043	250,000	268,682
Utah County Utah Hospital Revenue IHC Health Services, Revenue Bonds, Callable 5/15/2026 @ 100, 5.00%, 5/15/2050	500,000	627,352
Utah Housing Corp., State Single-Family Housing, Revenue Bonds, 5.25%, 1/1/2025	5,000	5,010
		901,044
Vermont 0.40%
Vermont Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Callable 8/15/2022 @ 100, 3.75%, 8/15/2037	245,000	248,830

Virgin Islands 0.08%
Virgin Islands Public Finance Authority, Refunding Revenue Bonds, 5.00%, 10/1/2025	50,000	50,121

Virginia 0.45%
Virginia State Resource Authority Infrastructure, Revenue Bonds,, Callable 11/1/2025 @ 100, 4.00%, 11/1/2033	75,000	84,422
Virginia State Resource Authority Infrastructure, Revenue Bonds, Prerefunded, Callable 11/1/2025 @ 100, 4.00%, 11/1/2033	175,000	197,976
		282,398
Washington 1.71%
Spokane Public Facilities District, Public Improvements, Revenue Bonds, Callable 6/1/2023 @ 100, 5.00%, 5/1/2043	1,000,000	1,067,136

Wisconsin 0.13%
Wisconsin Housing & Economic Development Authority, State Multi- Family Housing, Revenue Bonds, (OID), 5.63%, 11/1/2035	80,000	81,666

Total Municipal Bonds (Cost $59,449,836)		61,975,877

See accompanying notes which are an integral part of these financial statements.

48	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2021

	Shares	Market Value
Money Market Funds 0.00%
Morgan Stanley Institutional Liquidity Fund, Institutional Class, 0.03%(a)	1,564	$1,564

Total Money Market Funds (Cost $1,564)		1,564

Total Investments — 99.07% (Cost $59,451,400)		61,977,441
Other Assets in Excess of Liabilities — 0.93%		581,936
NET ASSETS — 100.00%		$62,559,377

(a)	Rate disclosed is the seven day effective yield as of December 31, 2021.

AGM — Assured Guaranty Municipal Corp.

AMBAC — American Municipal Bond Assurance Corp.

FHA — Insured by Federal Housing Administration

GO — General Obligation

GTD — Guaranteed

INS — Insured

OID — Original Issue Discount

See accompanying notes which are an integral part of these financial statements.

49

SPIRIT OF AMERICA INCOME FUND
SCHEDULE OF INVESTMENTS | DECEMBER 31, 2021

	Shares	Market Value
Common Stocks 17.13%

Communications 1.24%
AT&T, Inc.	18,000	$442,800
Verizon Communications, Inc.	20,000	1,039,200
		1,482,000
Consumer Staples 0.87%
Philip Morris International, Inc.	11,000	1,045,000

Energy 7.39%
Chevron Corp.	14,000	1,642,900
Enbridge, Inc.	29,763	1,163,138
Energy Transfer LP	30,000	246,900
Enterprise Products Partners LP	20,000	439,200
Kinder Morgan, Inc.	40,000	634,400
Magellan Midstream Partners LP	8,700	404,028
MPLX LP	24,269	718,120
Phillips 66	9,000	652,140
TC Energy Corp.	20,536	955,745
Valero Energy Corp.	11,500	863,765
Williams Cos, Inc. (The)	42,500	1,106,700
		8,827,036
Financials 1.68%
Blackstone Group, Inc. (The), Class A	3,750	485,212
Blackstone Mortgage Trust, Inc., Class A	11,565	354,120
Citigroup, Inc.	16,000	966,240
JPMorgan Chase & Co.	1,250	197,938
		2,003,510
Health Care 2.74%
AbbVie, Inc.	17,000	2,301,800
Gilead Sciences, Inc.	3,000	217,830
Merck & Co., Inc.	6,000	459,840
Pfizer, Inc.	5,000	295,250
		3,274,720

Real Estate 0.94%
City Office REIT, Inc.	10,000	197,200
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	11,000	584,320
Medical Properties Trust, Inc.	5,000	118,150
Physicians Realty Trust	2,000	37,660
Spirit MTA REIT(a)	2,000	850
Spirit Realty Capital, Inc.	4,000	192,760
		1,130,940
Utilities 2.27%
Dominion Energy, Inc.	13,000	1,021,280
Duke Energy Corp.	10,500	1,101,450
PPL Corp.	20,000	601,200
		2,723,930
Total Common Stocks
(Cost $17,131,803)		20,487,136

See accompanying notes which are an integral part of these financial statements.

50	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND

SCHEDULE OF INVESTMENTS (CONT.)   |   DECEMBER 31, 2021

	Shares	Market Value
Preferred Stocks 18.16%

Financials 12.78%
Affiliated Managers Group, Inc., 4.20%	10,000	$247,200
Affiliated Managers Group, Inc., 4.75%	10,000	263,200
Allstate Corporation (The), Series I, 4.75%	20,000	534,600
American Financial Group, Inc., 5.13%	15,000	409,950
American Financial Group, Inc., 5.63%	20,000	583,600
Athene Holding Ltd., Series C, 6.38%	10,000	285,200
Athene Holding Ltd., Series D, 4.88%	20,000	510,600
Bank of America Corp., Series HH, 5.88%	8,000	210,640
Bank of America Corp., Series LL, 5.00%	20,000	531,600
Bank of America Corp., Series NN, 4.38%	10,000	255,800
Bank of America Corp., Series PP, 4.13%	16,667	423,509
Bank of America Corp., Series QQ, 4.25%	10,000	253,700
Brighthouse Financial, Inc., Series, C, 5.38%	20,000	527,800
Capital One Financial Corp, Series J, 4.80%	10,000	260,200
Capital One Financial Corp., Series K, 4.63%	12,334	317,107
CNO Financial Group, Inc., 5.13%	2,000	53,100
Equitable Holdings, Inc., Series C, 4.30%	20,000	505,000
First Republic Bank, Series J, 4.70%	20,000	537,800
First Republic Bank, Series K, 4.13%	13,667	345,912
First Republic Bank, Series L, 4.25%	10,000	257,000
First Republic Bank, Series N, 4.50%	10,000	260,000
Fulton Financial Corp., Series, A, 5.13%	6,000	157,500
Huntington Bancshares, Inc., Series H, 4.50%	10,000	262,800
JPMorgan Chase & Co., Series EE, 6.00%	20,000	545,000
JPMorgan Chase & Co., Series GG, 4.75%	20,000	526,800
JPMorgan Chase & Co., Series JJ, 4.55%	10,000	261,100
KeyCorp, Series G, 5.63%	15,000	408,300
MetLife, Inc., Series F, 4.75%	25,000	667,000
Morgan Stanley, Series O, 4.25%	10,000	252,300
Northern Trust Corp., Series E, 4.70%	18,640	505,330
Prudential Financial, Inc., 4.13%	3,530	91,921
Prudential Financial, Inc., 5.63%	10,000	271,600
RenaissanceRE Holdings Ltd., Series G, 4.20%	500	12,585
Selective Insurance Group, Inc., Series B, 4.60%	1,000	25,900
State Street Corporation, 5.35%	1,000	28,610
Truist Financial Corp., Series R, 4.75%	16,334	434,321
U.S. Bancorp, Series F, 6.50%	7,300	182,500
U.S. Bancorp, Series L, 3.75%	20,000	479,200
US Bancorp, Series M, 4.00%	10,000	252,100
W.R. Berkley Corporation, 5.10%	20,000	544,800
Washington Federal, Inc., Series A, 4.88%	10,000	262,100
Wells Fargo & Co., Series AA, 4.70%	20,000	516,000
Wells Fargo & Co., Series CC, 4.38%	20,000	506,000
Wells Fargo & Co., Series Z, 4.75%	20,000	517,200
		15,284,485
Real Estate 2.31%
Brookfield Property Partners LP, Series A, 5.75%	7,500	176,700
Diversified Healthcare Trust, 5.63%	26,660	588,919
Federal Realty Investment Trust, 5.00%	7,500	190,875
PS Business Parks, Inc., 5.20%	4,000	104,360
PS Business Parks, Inc., 5.25%	10,000	257,900

See accompanying notes which are an integral part of these financial statements.

51

SPIRIT OF AMERICA INCOME FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2021

	Shares	Market Value
Real Estate (cont.)
Public Storage, Series I, 4.88%	9,583	$256,249
Public Storage, Series L, 4.63%	10,000	267,800
Public Storage, Series M, 4.13%	3,889	98,275
Public Storage, Series N, 3.88%	20,000	504,000
Vornado Realty Trust, 5.40%	12,298	309,910
		2,754,988
Technology 0.12%
Pitney Bowes, Inc., 6.70%	5,700	143,469

Utilities 2.95%
Brookfield Infrastructure Partners LP, 5.00%	10,000	253,300
Brookfield Infrastructure Partners LP, 5.13%	20,000	506,200
DTE Energy Co., Series G, 4.38%	20,000	524,800
Entergy Arkansas, Inc., 4.88%	20,000	511,600
Entergy Louisiana LLC, 4.88%	10,000	253,000
Entergy Mississippi, Inc., 4.90%	30,000	761,400
Southern Co., 4.95%	21,000	569,310
Southern Co., Series C, 4.20%	6,000	156,000
		3,535,610
Total Preferred Stocks
(Cost $20,848,876)		21,718,552

	Principal
	Amount
Collateralized Mortgage Obligations 0.08%
CHL Mortgage Pass-Through Trust, 2005-21, A27, 5.50%, 10/25/2035	$23,282	17,679
CHL Mortgage Pass-Through Trust, 2005-21, A7, 5.50%, 10/25/2035	25,170	19,113
Citicorp Mortgage Securities, Inc., 1A12, 5.00%, 2/25/2035	52,618	53,677

Total Collateralized Mortgage Obligations
(Cost $73,159)		90,469

Corporate Bonds 8.79%
Bank of New York Mellon Corp. (The), 4.63%, 12/20/2049	500,000	523,750
Bank of New York Mellon Corp. (The), 3.70%, 3/20/2169	100,000	102,625
Entergy Texas, Inc., 5.15%, 6/1/2045	100,000	107,858
Exelon Generation Co. LLC, 5.60%, 6/15/2042(a)(b)	400,000	426,317
Fifth Third Bancorp, 8.25%, 3/1/2038	250,000	411,568
General Electric Co., 3.53%, 12/29/2049	765,000	765,000
Goldman Sachs Group, Inc. (The), 6.75%, 10/1/2037	850,000	1,209,715
Goldman Sachs Group, Inc. (The), 6.45%, 5/1/2036	500,000	685,978
Hospitality Properties Trust, 4.50%, 3/15/2025	500,000	488,043
Kinder Morgan Energy Partners LP, 6.50%, 2/1/2037	250,000	331,865
MetLife, Inc., 9.25%, 4/8/2038(b)	1,500,000	2,225,395
MetLife, Inc., 10.75%, 8/1/2039	1,000,000	1,696,878
PECO Energy Capital Trust IV, 5.75%, 6/15/2033	1,000,000	1,217,201
Valero Energy Corporation, 8.75%, 6/15/2030	224,000	321,536

Total Corporate Bonds
(Cost $8,858,141)		10,513,729

See accompanying notes which are an integral part of these financial statements.

52	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND

SCHEDULE OF INVESTMENTS (CONT.)   |   DECEMBER 31, 2021

	Principal
	Amount	Market Value
Municipal Bonds 54.88%

Alabama 2.21%
Health Care Authority for Baptist Health (The), Refunding Revenue Bonds, 5.50%, 11/15/2043	$2,000,000	$2,645,930

Arizona 0.44%
Arizona School Facilities Board, School Improvements, Certificate of Participation, 6.00%, 9/1/2027	225,000	274,394
Phoenix Arizona Civic Improvement Corp. Excise Tax Revenue, Revenue Bonds, Callable 7/1/2030 @ 100, 2.70%, 7/1/2045	250,000	249,145
		523,539
California 4.91%
Alhambra Unified School District, University & College Improvements, General Obligation Unlimited, 6.70%, 2/1/2026	465,000	528,654
California State University, Revenue Bonds,, Callable 5/1/2030 @ 100, 3.07%, 11/1/2042	50,000	50,537
City & County of San Francisco, CA, General Obligation Unlimited, 6.26%, 6/15/2030	450,000	597,325
County of San Bernardino, CA, Refunding Revenue Bonds, 6.02%, 8/1/2023	85,000	89,899
Peralta Community College District, Refunding Revenue Bonds, 6.91%, 8/1/2025	500,000	587,566
Peralta Community College District, Refunding Revenue Bonds, 7.31%, 8/1/2031	310,000	407,776
San Bernardino City Unified School District, School Improvements, Certificate of Participation, (AGM) (OID), 8.05%, 2/1/2023	1,000,000	1,078,268
San Bernardino City Unified School District, School Improvements, Certificate of Participation, (AGM) (OID), 8.25%, 2/1/2026	500,000	617,906
University of California Revenues, Revenue Bonds, Callable 5/15/2030 @ 100, 6.30%, 5/15/2050	510,000	667,644
University of California Revenues, Revenue Bonds, 4.13%, 5/15/2045	530,000	629,252
University of California, University & College Improvements, Refunding Revenue Bonds, 3.66%, 5/15/2027	250,000	274,604
West Contra Costa Unified School District, School Improvements, General Obligation Unlimited, 6.25%, 8/1/2030	250,000	330,192
		5,859,623
Colorado 0.64%
Colorado Mesa University, University & College Improvements, Build America Revenue Bonds, (State Higher Education Intercept Program), 6.75%, 5/15/2042	500,000	766,098

Connecticut 0.85%
State of Connecticut, General Obligation Unlimited, 5.85%, 3/15/2032	780,000	1,014,213

Florida 3.59%
City of Miami Gardens, FL, Public Improvements, Build America Bonds, Certificate of Participation, 7.17%, 6/1/2026	1,065,000	1,192,328
City of Tallahassee, FL, Utility System Revenue, Build America Revenue Bonds, 5.22%, 10/1/2040	300,000	405,687
County of Miami-Dade, FL Transit System, Transit Improvements, Build America Revenue Bonds, 5.53%, 7/1/2032	500,000	607,563
County of Miami-Dade, FL, Port, Airport & Marina Improvements, Build America Revenue Bonds, (AGM) (OID), 7.50%, 4/1/2040	1,000,000	1,531,557
County of Miami-Dade, FL, Recreational Facility Improvements, Revenue Bonds, (AGM), 7.08%, 10/1/2029	250,000	343,799
Town of Miami Lakes, FL, Public Improvements, Build America Revenue Bonds, 7.59%, 12/1/2030	150,000	201,951
		4,282,885

See accompanying notes which are an integral part of these financial statements.

53

SPIRIT OF AMERICA INCOME FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2021

	Principal
	Amount	Market Value
Georgia 4.10%
Cobb Marietta Georgia Coliseum, Revenue Bonds, Callable 1/1/2026 @ 100, 4.50%, 1/1/2047	$600,000	$662,378
Municipal Electric Authority of Georgia, Electric Lights & Power Improvements, Build America Revenue Bonds, 7.06%, 4/1/2057	1,438,000	2,136,816
State of Georgia, Public Improvements, General Obligation Unlimited, Callable 2/1/2024 @ 100, 3.84%, 2/1/2032	2,000,000	2,108,323
		4,907,517
Hawaii 0.45%
State of Hawaii, General Obligation Unlimited, Callable 10/1/2025 @ 100, 4.05%, 10/1/2032	495,000	540,272

Idaho 0.34%
Idaho Water Resource Board, Water Utility Improvements, Revenue Bonds, (OID), Callable 9/1/2022 @ 100, 5.25%, 9/1/2024	400,000	407,701

Illinois 1.81%
City of Chicago, IL Waterworks Revenue, Water Utility Improvements, Build America Revenue Bonds, Callable 11/1/2031 @ 100, 6.74%, 11/1/2040	250,000	356,718
Village of Glenwood, IL, Public Improvements, Build America Bonds, General Obligation Unlimited, (AGM), 7.03%, 12/1/2028	1,500,000	1,808,933
		2,165,651
Indiana 1.72%
Anderson School Building Corporation, Refunding Bonds, General Obligation Limited, Callable 7/5/2023 @ 100, 3.95%, 7/5/2029	1,000,000	1,031,907
Anderson School Building Corporation, Refunding Bonds, General Obligation Limited, (OID), Callable 7/5/2023 @ 100, 3.75%, 7/5/2028	1,000,000	1,029,931
		2,061,838
Kansas 0.28%
Wyandotte County Unified School District No. 500 Kansas City, General Obligation Unlimited,, Callable 9/1/2030 @ 100, 3.17%, 9/1/2046	330,000	338,506

Kentucky 0.36%
Kentucky State Property & Building Commission, Economic Improvements, University & College Improvements, Build America Revenue Bonds, 5.37%, 11/1/2025	400,000	434,152

Massachusetts 0.42%
City of Worcester, MA, Pension Funding, General Obligation Limited, (AGM) (OID), 6.25%, 1/1/2028	140,000	159,849
Massachusetts Health & Educational Facilities Authority, Refunding Revenue Bonds, 6.43%, 10/1/2035	250,000	339,983
University of Massachusetts Building Authority, University & College Improvements, Build America Revenue Bonds, 6.57%, 5/1/2039	15,000	15,057
		514,889
Michigan 1.25%
Comstock Park Public Schools, School Improvements, General Obligation Unlimited, Callable 2/14/2022 @ 100, 6.20%, 5/1/2024	200,000	200,795
County of Macomb, MI, Retirement Facilities, General Obligation Limited, Callable 11/1/2025 @ 100, 4.13%, 11/1/2030	250,000	277,905
Michigan Finance Authority, Revenue Bonds, Callable 9/1/2025 @ 100, 3.90%, 9/1/2030	250,000	271,172
Michigan Finance Authority, School Improvements, Revenue Bonds, 6.38%, 11/1/2025	500,000	501,789
Michigan Finance Authority, School Improvements, Revenue Bonds, Callable 2/14/2022 @ 100, 6.20%, 5/1/2022	80,000	80,328

See accompanying notes which are an integral part of these financial statements.

54	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND

SCHEDULE OF INVESTMENTS (CONT.)   |   DECEMBER 31, 2021

	Principal
	Amount	Market Value
Michigan (cont.)
Onsted Community Schools, School Improvements, General Obligation Unlimited, 5.90%, 5/1/2027	$150,000	$150,437
St Johns Public Schools, General Obligation Unlimited, 6.65%, 5/1/2040	5,000	5,018
		1,487,444
Mississippi 0.83%
East Baton Rouge Parish, LA Sewerage Commission, Revenue Bonds, Series B, 2.44%, 2/1/2039	100,000	97,892
Mississippi Development Bank, Highway Improvements, Build America Revenue Bonds, 6.59%, 1/1/2035	650,000	902,319
		1,000,211
Missouri 3.59%
City of Kansas City, MO, Revenue Bonds, 7.83%, 4/1/2040	2,355,000	3,528,628
Missouri Joint Municipal Electric Utility Commission, Electric Lights & Power Improvements, Build America Revenue Bonds, 7.73%, 1/1/2039	475,000	768,219
		4,296,847
Nebraska 0.20%
Nebraska Public Power District, Electric Lights & Power Improvements, Build America Revenue Bonds, 5.32%, 1/1/2030	200,000	237,979

Nevada 1.12%
County of Washoe, NV, Public Improvements, Build America Revenue Bonds, 7.97%, 2/1/2040	590,000	906,470
County of Washoe, NV, Public Improvements, Build America Revenue Bonds, 7.88%, 2/1/2040	250,000	426,583
		1,333,053
New Jersey 2.24%
New Jersey Economic Development Authority, Revenue Bonds, 7.43%, 2/15/2029	250,000	314,639
New Jersey Educational Facilities Authority, University & College Improvements, Build America Revenue Bonds, Callable 2/14/2022 @ 100, 6.19%, 7/1/2040	500,000	501,247
Township of Brick, NJ, General Obligation Unlimited, 3.75%, 9/1/2028	1,780,000	1,867,386
		2,683,272
New York 6.66%
City of New York, NY, Public Improvements, Build America Bonds, General Obligation Unlimited, 5.70%, 3/1/2027	145,000	173,457
City of New York, NY, Public Improvements, Build America Bonds, General Obligation Unlimited, 5.21%, 10/1/2031	100,000	119,315
County of Nassau, NY, Public Improvements, Build America Bonds, General Obligation Unlimited, 5.38%, 10/1/2024	500,000	544,369
Long Island Power Authority, Revenue Bonds, (OID), 5.85%, 5/1/2041	195,000	272,620
Metropolitan Transportation Authority, Revenue Bonds, 5.87%, 11/15/2039	200,000	259,561
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 6.59%, 11/15/2030	395,000	500,331
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 6.20%, 11/15/2026	375,000	424,310
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 5.99%, 11/15/2030	125,000	155,670
New York City Industrial Development Agency, Recreational Facilities Improvements Revenue Bonds, (NATL-RE), 5.90%, 3/1/2046	580,000	707,918
New York City Transitional Finance Authority Building Aid Revenue, School Improvements, Build America Revenue Bonds, (State Aid Withholding), 6.83%, 7/15/2040	500,000	714,535
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Build America Revenue Bonds, 5.47%, 5/1/2036	815,000	1,079,755
New York State Dormitory Authority, Revenue Bonds, Callable 7/1/2029 @ 100, 4.29%, 7/1/2044	250,000	278,639

See accompanying notes which are an integral part of these financial statements.

55

SPIRIT OF AMERICA INCOME FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2021

	Principal
	Amount	Market Value
New York (cont.)
Port Authority of New York & New Jersey, Callable 6/1/2025 @ 100, 4.82%, 6/1/2045	$500,000	$550,006
Port Authority of New York & New Jersey, Port, Airport & Marina Improvements, Revenue Bonds, 3.92%, 10/15/2028	1,615,000	1,736,969
Triborough Bridge & Tunnel Authority, Revenue Bonds, Callable 11/15/2033 @ 100, 5.55%, 11/15/2040	150,000	205,399
Western Nassau County Water Authority, Build America Revenue Bonds, 6.70%, 4/1/2040	150,000	221,410
		7,944,264
North Carolina 0.21%
County of Cabarrus, NC, School Improvements, Revenue Bonds, Callable 2/14/2022 @ 100, 5.50%, 4/1/2026	235,000	253,946

Ohio 3.30%
American Municipal Power, Inc., Electric Lights & Power Improvements, Build America Revenue Bonds, 7.50%, 2/15/2050	500,000	822,784
American Municipal Power, Inc., Revenue Bonds, 6.27%, 2/15/2050	495,000	708,212
Cincinnati City School District, Refunding Bonds, Certificate of Participation, (OID), Callable 12/15/2024 @ 100, 4.00%, 12/15/2032	200,000	213,636
County of Cuyahoga, OH, Hospital Improvements, Build America Revenue Bonds, 8.22%, 2/15/2040	1,000,000	1,458,040
Olentangy Local School District, Refunding Bonds, General Obligation Unlimited, 3.50%, 12/1/2029	500,000	537,809
Springfield Local School District/Summit County, School Improvements, Build America Bonds, General Obligation Unlimited, (School District Credit Program), 5.65%, 9/1/2031	200,000	200,656
		3,941,137
Pennsylvania 3.05%
Pennsylvania Turnpike Commission Turnpike Revenue, Revenue Bonds, Callable 12/1/2029 @ 100, 3.58%, 12/1/2043	390,000	403,681
Pennsylvania Turnpike Commission, Build America Revenue Bonds, 6.38%, 12/1/2037	520,000	725,449
Philadelphia Authority for Industrial Development, Pension Funding, Revenue Bonds, (AGM) (OID), 6.35%, 4/15/2028	630,000	770,069
Philadelphia Municipal Authority, Public Improvements, Revenue Bonds, 5.09%, 3/15/2028	500,000	516,526
Sports & Exhibition Authority of Pittsburgh and Allegheny County, Recreational Facilities Improvements, Revenue Bonds, 7.04%, 11/1/2039	1,000,000	1,235,897
		3,651,622
Rhode Island 0.42%
Narragansett Bay Commission, Revenue Bonds,, Callable 9/1/2030 @ 100, 2.92%, 9/1/2043	500,000	504,364

South Dakota 0.26%
South Dakota State Building Authority, University & College Improvements, Build America Revenue Bonds, Callable 2/14/2022 @ 100, 6.15%, 6/1/2031	315,000	316,208

Texas 1.27%
Frisco Economic Development Corporation, Public Improvements, Revenue Bonds, 4.20%, 2/15/2034	1,000,000	1,051,845
Grand Parkway Transportation Corp., Revenue Bonds,, Callable 4/1/2030 @ 100, 3.24%, 10/1/2052	100,000	101,252
Midland County Hospital District, Health, Hospital & Nursing Home Improvements, Build America Bonds, General Obligation Limited, 6.44%, 5/15/2039	260,000	367,928
		1,521,025

See accompanying notes which are an integral part of these financial statements.

56	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND

SCHEDULE OF INVESTMENTS (CONT.)   |   DECEMBER 31, 2021

	Principal
	Amount	Market Value
Virgin Islands 1.88%
Virgin Islands Water & Power Authority- Electric System, Electric Lights & Power Improvements, Build America Revenue Bonds, (AGM), 6.85%, 7/1/2035	$1,000,000	$1,294,454
Virgin Islands Water & Power Authority- Electric System, Electric Lights & Power Improvements, Build America Revenue Bonds, (AGM), 6.65%, 7/1/2028	840,000	958,424
		2,252,878
Virginia 5.02%
Tobacco Settlement Financing Corporation, Refunding Revenue Bonds, (OID), 6.71%, 6/1/2046	5,710,000	6,000,449

Washington 1.37%
City of Seattle, WA, Municipal Light & Power Revenue, Electric Lights & Power Improvements, Build America Revenue Bonds, (OID), 5.57%, 2/1/2040	250,000	332,917
Douglas County Public Utility District No. 1, Electric Lights & Power Improvements, Revenue Bonds, 5.35%, 9/1/2030	250,000	293,165
Public Utility District No. 1 of Cowlitz County, WA, Electric Lights & Power Improvements, Build America Revenue Bonds, 6.88%, 9/1/2032	500,000	674,366
Snohomish County Public Utility District No. 1, Electric Lights & Power Improvements, Build America Revenue Bonds, (OID), 5.68%, 12/1/2040	250,000	331,469
		1,631,917
Wisconsin 0.09%
State of Wisconsin, General Obligation Unlimited, 2.35%, 5/1/2031	100,000	104,790

Total Municipal Bonds
(Cost $56,151,656)		65,624,220

	Shares
Money Market Funds 0.03%
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Class, 0.03%(c)	57,252	57,252

Total Money Market Funds
(Cost $57,252)		57,252

Total Investments — 99.07%
(Cost $103,120,887)		118,491,358
Other Assets in Excess of Liabilities — 0.93%		1,095,397
NET ASSETS — 100.00%		$119,586,755

(a)	Security is currently being valued according to the fair value procedures approved by the Board of Directors.

(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c)	Rate disclosed is the seven day effective yield as of December 31, 2021.

AGM — Assured Guaranty Municipal Corp.

NATL-RE — Insured by National Public Finance Guarantee Corp.

OID — Original Issue Discount

See accompanying notes which are an integral part of these financial statements.

57

SPIRIT OF AMERICA INCOME & OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS | DECEMBER 31, 2021

	Shares	Market Value
Common Stocks 45.06%

Communications 7.72%
Alphabet, Inc., Class A(a)	250	$724,260
Alphabet, Inc., Class C(a)	190	549,782
AT&T, Inc.	4,114	101,204
Netflix, Inc.(a)	800	481,952
Uber Technologies, Inc.(a)	4,000	167,720
Verizon Communications, Inc.	5,000	259,800
		2,284,718
Consumer Discretionary 4.47%
Amazon.com, Inc.(a)	175	583,509
Home Depot, Inc. (The)	1,000	415,010
Lennar Corp., Class A	2,800	325,248
		1,323,767
Energy 3.77%
Cheniere Energy Partners LP	2,300	97,152
Energy Transfer LP	17,350	142,790
Enterprise Products Partners LP	10,805	237,278
Kinder Morgan, Inc.	7,500	118,950
Magellan Midstream Partners LP	2,725	126,549
MPLX LP	8,850	261,872
Viper Energy Partners LP	3,200	68,192
Williams Cos, Inc. (The)	2,500	65,100
		1,117,883
Financials 4.81%
Blackstone Group, Inc. (The), Class A	5,500	711,645
Blackstone Mortgage Trust, Inc., Class A	3,207	98,198
Citigroup, Inc.	3,500	211,365
Fifth Third Bancorp	3,400	148,070
JPMorgan Chase & Co.	1,000	158,350
Starwood Property Trust, Inc.	4,175	101,453
		1,429,081
Health Care 1.83%
AbbVie, Inc.	4,000	541,600

Industrials 2.21%
Caterpillar, Inc.	700	144,718
Deere & Co.	1,150	394,324
Honeywell International, Inc.	550	114,681
		653,723
Materials 0.19%
Dow, Inc.	1,000	56,720

Real Estate Investment Trusts (REITs) 4.93%
Prologis, Inc.	3,000	505,080
Sun Communities, Inc.	714	149,919
Terreno Realty Corp.	7,000	597,030
Welltower, Inc.	1,160	99,493
WP Carey, Inc.	1,340	109,947
		1,461,469

See accompanying notes which are an integral part of these financial statements.

58	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME & OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (CONT.)   |   DECEMBER 31, 2021

	Shares	Market Value
Technology 14.43%
Apple, Inc.	3,250	$577,102
MasterCard, Inc., Class A	200	71,864
Microsoft Corp.	2,000	672,640
NVIDIA Corp.	8,180	2,405,820
PayPal Holdings, Inc.(a)	2,500	471,450
Visa, Inc., Class A	350	75,849
		4,274,725
Utilities 0.70%
American Electric Power Co., Inc.	1,155	102,760
Duke Energy Corp.	1,000	104,900
		207,660
Total Common Stocks
(Cost $6,744,344)		13,351,346

Exchange-Traded Funds 0.46%
ProShares Short S&P 500 ETF(a)	10,000	136,200

Total Exchange-Traded Funds
(Cost $152,650)		136,200

Preferred Stocks 9.80%

Financials 6.08%
Affiliated Managers Group, Inc., 4.20%	5,000	123,600
Arch Capital Group Ltd., Series G, 4.55%	5,000	129,300
Bank of America Corp., Series QQ, 4.25%	5,000	126,850
Brighthouse Financial, Inc. Series D, 4.63%	6,000	152,940
Capital One Financial Corp., Series K, 4.63%	6,166	158,528
First Republic Bank, Series K, 4.13%	1,333	33,738
Globe Life, Inc., 4.25%	1,000	25,900
JPMorgan Chase & Co., Series JJ, 4.55%	5,000	130,550
JPMorgan Chase & Co., Series LL 4.63%	6,000	156,660
Morgan Stanley, Series O, 4.25%	5,000	126,150
Prudential Financial, Inc., 4.13%	1,765	45,961
RenaissanceRE Holdings Ltd., Series G, 4.20%	350	8,809
Truist Financial Corp., Series R, 4.75%	8,166	217,134
U.S. Bancorp, Series L, 3.75%	10,000	239,600
Wells Fargo & Co., Series DD, 4.25%	5,000	124,600
		1,800,320
Real Estate 1.63%
Hudson Pacific Properties Inc., Series C, 4.75%	6,000	156,540
Public Storage, 5.05%	5,000	128,300
Public Storage, Series M, 4.13%	1,944	49,125
Public Storage, Series R, 4.00%	6,000	150,180
		484,145
Utilities 2.09%
Brookfield Infrastructure Partners LP, 5.13%	10,000	253,100
Southern Co., 5.25%	14,000	367,080
		620,180
Total Preferred Stocks
(Cost $2,843,922)		2,904,645

See accompanying notes which are an integral part of these financial statements.

59

SPIRIT OF AMERICA INCOME & OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2021

	Principal
	Amount	Market Value
Corporate Bonds 1.75%
Apple, Inc., 2.20%, 9/11/2029	$250,000	$256,377
Microsoft Corp., 3.30%, 2/6/2027	240,000	261,875

Total Corporate Bonds
(Cost $500,304)		518,252

Municipal Bonds 36.85%

Arizona 2.58%
City of Tucson, AZ, Certificate of Participation, (AGM), 4.83%, 7/1/2034	620,000	764,897

California 4.27%
California State University, Revenue Bonds,, Callable 5/1/2030 @ 100, 3.07%, 11/1/2042	50,000	50,537
City of Newport Beach, CA, Public Improvements, Certificate of Participation, 7.17%, 7/1/2040	800,000	1,213,685
		1,264,222
Florida 3.67%
Pasco County School Board, School Improvements,
Certificate of Participation, 5.00%, 12/1/2037	1,000,000	1,088,961

Kansas 4.65%
Kansas Development Finance Authority, Revenue Bonds, 4.73%, 4/15/2037	1,000,000	1,202,577
Wyandotte County Unified School District No. 500 Kansas City, General Obligation Unlimited,, Callable 9/1/2030 @ 100, 3.17%, 9/1/2046	170,000	174,382
		1,376,959
Nevada 0.52%
County of Washoe, NV, Public & Highway Improvements, Build America Revenue Bonds, 7.97%, 2/1/2040	100,000	153,639

New York 4.84%
New York City Transitional Finance Authority Building Aid Revenue, School Improvements, Miscellaneous Purposes Revenue Bonds, 5.00%, 7/15/2030	300,000	359,670
New York State Dormitory Authority, Revenue Bonds, Callable 7/1/2026 @ 100, 3.88%, 7/1/2046	750,000	800,169
Port Authority of New York & New Jersey, Callable 6/1/2025 @ 100, 4.82%, 6/1/2045	250,000	275,003
		1,434,842
Ohio 6.10%
American Municipal Power, Inc., Electric Lights & Power Improvements, Build America Revenue Bonds, 7.83%, 2/15/2041	1,000,000	1,655,185
American Municipal Power, Inc., Electric Lights & Power Improvements, Build America Revenue Bonds, 5.94%, 2/15/2047	100,000	151,929
		1,807,114
Pennsylvania 3.77%
City of Reading, PA, General Obligation Unlimited, (AGM) (OID), Callable 11/1/2024 @ 100, 5.30%, 11/1/2033	1,000,000	1,116,265

Rhode Island 1.70%
Narragansett Bay Commission, Revenue Bonds,, Callable 9/1/2030 @ 100, 2.92%, 9/1/2043	500,000	504,364

See accompanying notes which are an integral part of these financial statements.

60	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME & OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (CONT.)   |   DECEMBER 31, 2021

	Principal
	Amount	Market Value
Tennessee 2.90%
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Public Improvements, Revenue Bonds, 7.43%, 7/1/2043	$500,000	$748,446
Metropolitan Government of Nashville & Davidson County, General Obligation Unlimited, 3.49%, 7/1/2029	100,000	111,162
		859,608
Texas 1.85%
Grand Parkway Transportation Corporation, Revenue Bonds,, Callable 4/1/2030 @ 100, 3.24%, 10/1/2052	50,000	50,626
Texas Transportation Commission, General Obligation Unlimited, Callable 4/1/2030 @ 100, 2.56%, 4/1/2042	500,000	496,461
		547,087
Total Municipal Bonds
(Cost $9,438,624)		10,917,958

U.S. Government & Agency Obligations 3.07%
U.S. Treasury Notes 1.38%, 10/15/2022	250,000	252,021
U.S. Treasury Notes 1.50%, 01/15/2023	400,000	404,380
U.S. Treasury Notes 1.50%, 10/31/2024	250,000	254,004

Total U.S. Government & Agency Obligations
(Cost $898,729)		910,405

	Shares
Money Market Funds 2.57%
Morgan Stanley Institutional Liquidity Fund, Institutional Class, 0.03%(b)	763,286	763,286

Total Money Market Funds
(Cost $763,286)		763,286

Total Investments — 99.56%
(Cost $21,341,859)		29,502,092
Other Assets in Excess of Liabilities — 0.44%		127,440
NET ASSETS — 100.00%		$29,629,532

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of December 31, 2021.

AGM — Assured Guaranty Municipal Corp.

OID — Original Issue Discount

See accompanying notes which are an integral part of these financial statements.

61

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2021

	Spirit of America	Spirit of America	Spirit of America		Spirit of America
	Real Estate Income	Large Cap Value	Municipal Tax Free	Spirit of America	Income &
	and Growth Fund	Fund	Bond Fund	Income Fund	Opportunity Fund
ASSETS
Investments in securities at fair value (cost $75,652,753, $71,159,360, $59,451,400, $103,120,887 and $21,341,859)	$133,962,418	$158,838,191	$61,977,441	$118,491,358	$29,502,092
Receivable for investments sold	—	207,456	—	—	—
Receivable for Fund shares sold	38,279	58,473	—	187,897	—
Dividends and interest receivable	445,916	99,919	677,533	1,088,869	178,720
Reclaims receivable	—	923	—	—	—
Prepaid expenses	15,631	16,619	19,132	20,338	9,478
TOTAL ASSETS	134,462,244	159,221,581	62,674,106	119,788,462	29,690,290

LIABILITIES
Line of credit payable	—	976,164	—	—	—
Payable for Fund shares redeemed	451,677	207,659	75	47,117	17
Payable for investments purchased	213,440	—	—	—	—
Payable for distributions to shareholders	—	—	34,135	—	—
Payable for investment advisory fees	106,645	129,285	23,312	60,765	14,278
Payable for distribution (12b-1) fees	32,650	40,093	8,211	26,062	6,610
Payable for accounting and administration fees	6,941	8,435	3,097	6,361	1,534
Chief Compliance Officer	364	454	180	362	83
Payable for transfer agent fees	1,650	2,395	1,285	4,392	2,225
Other accrued expenses	44,985	53,102	44,434	56,648	36,011
TOTAL LIABILITIES	858,352	1,417,587	114,729	201,707	60,758
NET ASSETS	$133,603,892	$157,803,994	$62,559,377	$119,586,755	$29,629,532

SOURCE OF NET ASSETS
As of December 31, 2021, net assets consisted of:
Paid-in capital	$74,653,319	$67,655,554	$67,664,309	$102,823,518	$23,232,022
Accumulated earnings (deficits)	58,950,573	90,148,440	(5,104,932)	16,763,237	6,397,510
NET ASSETS	$133,603,892	$157,803,994	$62,559,377	$119,586,755	$29,629,532

NET ASSETS:	$133,371,229	$157,478,232	$62,396,613	$119,136,852	$29,021,333
Class A Shares
Class C Shares	$216,218	$308,483	$153,272	$437,232	$596,805
Institutional Shares	$16,445	$17,279	$9,492	$12,671	$11,394
SHARES OUTSTANDING ($0.001 par value, 500,000,000 authorized shares):
Class A Shares	9,594,371	5,325,698	6,608,739	9,618,857	2,654,077
Class C Shares	15,807	10,437	16,278	35,281	54,746
Institutional Shares	1,209	585	1,007	1,020	1,047
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Class A Shares(a)	$13.90	$29.57	$9.44	$12.39	$10.93
Class C Shares(b)	$13.68	$29.56	$9.42	$12.39	$10.90
Institutional Shares	$13.60	$29.56 (c)	$9.42 (c)	$12.43 (c)	$10.88
OFFERING PRICE PER SHARE (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share:
Class A Shares	$14.67	$31.21	$9.91	$13.01	$11.48
MAXIMUM SALES CHARGE:
Class A Shares	5.25%	5.25%	4.75%	4.75%	4.75%

(a)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares held less than one year where an indirect commission was paid.

(b)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares held less than 13 months.

(c)	Per share amounts may not recalculate due to rounds of net assets and/or shares outstanding.

See accompanying notes which are an integral part of these financial statements.

62	SPIRIT OF AMERICA

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2021

	Spirit of America	Spirit of America	Spirit of America		Spirit of America
	Real Estate Income	Large Cap Value	Municipal Tax Free	Spirit of America	Income &
	and Growth Fund	Fund	Bond Fund	Income Fund	Opportunity Fund
INVESTMENT INCOME
Dividends	$2,254,601	$2,237,548	$454	$2,676,395	$636,644
Foreign dividend taxes withheld	(43)	(1,444)	—	(20,775)	(2)
Interest	7,945	—	1,915,720	3,896,910	466,191
TOTAL INVESTMENT INCOME	2,262,503	2,236,104	1,916,174	6,552,530	1,102,833

EXPENSES
Investment advisory	997,397	1,394,897	405,503	773,626	175,742
Distribution (12b-1) — Class A	308,023	430,596	100,905	321,179	66,160
Distribution (12b-1) — Class C	1,339	2,572	3,040	4,530	5,624
Accounting and Administration	65,242	91,157	42,610	82,077	17,037
Registration	35,638	34,004	43,781	47,698	32,150
Auditing	24,760	24,760	24,760	24,760	24,760
Transfer agent	23,436	27,517	11,545	38,464	8,612
Sub transfer agent	20,714	24,384	9,727	32,689	7,835
Directors	15,377	22,572	11,052	21,179	4,244
Insurance	14,914	23,068	12,845	23,970	4,464
Legal	12,988	17,808	7,998	15,429	3,262
Custodian	11,280	15,524	5,713	9,749	4,800
Printing	11,253	15,541	7,722	17,283	5,306
Chief Compliance Officer	3,736	5,253	2,471	4,736	982
Line of credit	1,046	1,583	778	1,476	298
Interest	795	2,309	—	8,993	188
Pricing	658	1,407	36,401	22,333	4,968
Other	17,158	19,125	18,094	22,886	17,519
TOTAL EXPENSES	1,565,754	2,154,077	744,945	1,473,057	383,951
Fees waived by Adviser	—	—	(133,559)	(41,389)	(41,152)
NET EXPENSES	1,565,754	2,154,077	611,386	1,431,668	342,799
NET INVESTMENT INCOME	696,749	82,027	1,304,788	5,120,862	760,034

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from investment transactions	9,037,512	12,393,460	89,293	1,979,405	(307,945)
Net realized (loss) gain on foreign currency transactions	—	(18)	—	232	—
Net realized gain on written option transactions	1,009	3,963	—	—	—
Net change in unrealized appreciation (depreciation) of investments	27,150,040	24,273,757	(836,051)	(1,401,680)	3,376,180
Net change in unrealized (depreciation) appreciation of foreign currency transactions	—	(1)	—	149	—
Net change in unrealized depreciation of written options contracts	—	—	—	—	—
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	36,188,561	36,671,161	(746,758)	578,106	3,068,235
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$36,885,310	$36,753,188	$558,030	$5,698,968	$3,828,269

See accompanying notes which are an integral part of these financial statements.

63

STATEMENTS OF CHANGES IN NET ASSETS

	Spirit of America Real Estate Income
	and Growth Fund		Spirit of America Large Cap Value Fund
	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
OPERATIONS
Net investment income	$696,749	$843,781	$82,027	$944,409
Net realized gain (loss) on investment transactions	9,038,521	(1,992,756)	12,397,405	4,577,878
Net change in unrealized appreciation (depreciation) of investments	27,150,040	(3,570,120)	24,273,756	12,628,249
Net increase (decrease) in net assets resulting from operations	36,885,310	(4,719,095)	36,753,188	18,150,536
DISTRIBUTIONS TO SHAREHOLDERS FROM
Earnings:
Class A	(7,553,255)	(1,176,494)	(9,337,158)	(5,524,631)
Class C	(8,233)	(2,935)	(17,585)	(10,923)
Institutional	(1,137)	(191)	(1,042)	(579)
Return of capital:
Class A	—	(5,306,367)	(895,843)	(1,741,930)
Class C	—	(13,238)	—	(3,444)
Institutional	—	(862)	(100)	(183)
Total distributions to shareholders	(7,562,625)	(6,500,087)	(10,251,728)	(7,281,690)
CAPITAL TRANSACTIONS
Class A Shares:
Shares sold	28,594,738	13,163,566	21,872,349	22,784,053
Shares issued from reinvestment of distributions	5,568,843	5,113,338	7,628,189	5,846,628
Shares redeemed	(12,680,540)	(15,159,168)	(27,153,709)	(24,604,410)
Total – Class A Shares	21,483,041	3,117,736	2,346,829	4,026,271
Class C Shares:
Shares sold	121,522	35,222	42,925	273,081
Shares issued from reinvestment of distributions	4,841	12,083	5,368	7,270
Shares redeemed	(170,986)	(4,225)	(49,707)	(89,410)
Total – Class C Shares	(44,623)	43,080	(1,414)	190,941
Institutional Shares:	—	12,763 (a)	—	10,000 (a)
Shares sold
Shares issued from reinvestment of distributions	1,137	932 (a)	1,141	762 (a)
Shares redeemed	(3,759)	—	—	—
Total – Institutional Shares	(2,622)	13,695	1,141	10,762
Increase (decrease) in net assets derived from capital share transactions	21,435,796	3,174,511	2,346,556	4,227,974
Total increase (decrease) in Net Assets	50,758,481	(8,044,671)	28,848,016	15,096,820
NET ASSETS
Beginning of year	82,845,411	90,890,082	128,955,978	113,859,158
End of year	$133,603,892	$82,845,411	$157,803,994	$128,955,978
SHARE TRANSACTIONS
Class A Shares:
Shares sold	2,314,697	1,266,841	800,065	1,049,085
Shares issued from reinvestment of distributions	435,093	505,292	265,218	260,881
Shares redeemed	(1,057,494)	(1,450,729)	(998,594)	(1,102,953)
Total – Class A Shares	1,692,296	321,404	66,689	207,013
Class C Shares:
Shares sold	9,463	2,883	1,444	12,786
Shares issued from reinvestment of distributions	368	1,214	186	329
Shares redeemed	(15,675)	(351)	(1,944)	(4,134)
Total – Class C Shares	(5,844)	3,746	(314)	8,981
Institutional Shares:
Shares sold	—	1,307 (a)	—	511 (a)
Shares issued from reinvestment of distributions	92	94 (a)	40	34 (a)
Shares redeemed	(284)	—	—	—
Total – Institutional Shares	(192)	1,401	40	545

(a)	For the period May 1, 2020 (commencement of operations) to December 31, 2020.

See accompanying notes which are an integral part of these financial statements.

64	SPIRIT OF AMERICA

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)

Spirit of America Municipal Tax Free				Spirit of America Income &
Bond Fund		Spirit of America Income Fund		Opportunity Fund
For the Year	For the Year	For the Year	For the Year	For the Year	For the Year
Ended	Ended	Ended	Ended	Ended	Ended
December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

$1,304,788	$1,748,466	$5,120,862	$4,827,835	$760,034	$519,948
89,293	309,266	1,979,637	310,694	(307,945)	95,498
(836,051)	363,720	(1,401,531)	2,605,172	3,376,180	1,731,895
558,030	2,421,452	5,698,968	7,743,701	3,828,269	2,347,341

(1,301,229)	(1,742,505)	(6,116,674)	(5,097,767)	(708,804)	(537,720)
(3,363)	(5,802)	(18,434)	(11,007)	(13,035)	(10,400)
(196)	(159)	(636)	(306)	(292)	(223)
—	—	—	—	(815,342)	(880,041)
—	—	—	—	(14,995)	(17,022)
—	—	—	—	(336)	(365)
(1,304,788)	(1,748,466)	(6,135,744)	(5,109,080)	(1,552,804)	(1,445,771)

6,138,659	13,562,033	12,554,745	28,349,690	5,440,440	6,260,421
822,409	1,099,127	3,803,136	3,273,733	945,959	863,165
(14,769,755)	(13,384,849)	(31,949,311)	(31,249,733)	(4,180,353)	(6,444,521)
(7,808,687)	1,276,311	(15,591,430)	373,690	2,206,046	679,065
25,000	15,780	30,000	218,970	72,069	75,434
2,985	5,294	12,482	7,763	28,030	27,422
(203,464)	(26,541)	(67,248)	(195,241)	(109,004)	(1,085)
(175,479)	(5,467)	(24,766)	31,492	(8,905)	101,771
—	9,000 (a)	—	11,000 (a)	—	8,500 (a)
196	160 (a)	636	305 (a)	628	588 (a)
—	—	—	—	—	—
196	9,160	636	11,305	628	9,088
(7,983,970)	1,280,004	(15,615,560)	416,487	2,197,769	789,924
(8,730,728)	1,952,990	(16,052,336)	3,051,108	4,473,234	1,691,494

71,290,105	69,337,115	135,639,091	132,587,983	25,156,298	23,464,804
$62,559,377	$71,290,105	$119,586,755	$135,639,091	$29,629,532	$25,156,298

646,519	1,432,204	1,003,653	2,358,638	507,165	644,138
86,827	115,975	305,429	272,382	87,783	88,940
(1,558,623)	(1,416,136)	(2,554,740)	(2,588,672)	(395,418)	(668,175)
(825,277)	132,043	(1,245,658)	42,348	199,530	64,903
2,642	1,668	2,405	18,306	6,689	7,803
315	560	1,002	645	2,610	2,830
(21,691)	(2,796)	(5,444)	(16,149)	(10,343)	(113)
(18,734)	(568)	(2,037)	2,802	(1,044)	10,520
—	970 (a)	—	944 (a)	—	928 (a)
20	17 (a)	51	25 (a)	58	61 (a)
—	—	—	—	—	—
20	987	51	969	598	989

See accompanying notes which are an integral part of these financial statements.

65

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND
CLASS A
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year Ended December 31
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.45	$11.96	$10.03	$11.65	$11.67

From Investment Operations:
Net investment income	0.08 [1]	0.15 [1]	0.09	0.15 [1]	0.14 [1]
Net realized and unrealized gain (loss) on investments	4.22	(0.81)	2.69	(0.92)	0.64
Total from investment operations	4.30	(0.66)	2.78	(0.77)	0.78

Less Distributions:
Distributions from net investment income	(0.14)	(0.11)	(0.09)	(0.40)	(0.80)
Distributions from net capital gains	(0.71)	(0.04)	(0.76)	(0.45)	—
Distributions from return of capital	—	(0.70)	—	—	—
Total distributions	(0.85)	(0.85)	(0.85)	(0.85)	(0.80)

Net Asset Value, End of Period	$13.90	$10.45	$11.96	$10.03	$11.65
Total Return[2]	42.03%	(5.13)%	28.06%	(6.85)%	6.79%

Ratios and Supplemental Data:
Net assets, end of year (000)	$133,371	$82,609	$90,679	$80,761	$107,101
Ratio of net expenses to average net assets	1.52%	1.59%	1.54%	1.54%	1.48%
Ratio of net investment income to average net assets	0.68%	1.05%	0.74%	1.35%	1.18%
Portfolio turnover rate	17%	18%	4%	4%	8%

[1]	Calculated based on the average number of shares outstanding during the period.

[2]	Calculation does not reflect sales load.

See accompanying notes which are an integral part of these financial statements.

66	SPIRIT OF AMERICA

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND
CLASS C
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year Ended December 31
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.26	$11.77	$9.90	$11.56	$11.61

From Investment Operations:
Net investment income	0.01 [1]	0.08 [1]	0.08	0.11 [1]	0.07 [1]
Net realized and unrealized gain (loss) on investments	4.14	(0.81)	2.57	(0.94)	0.63
Total from investment operations	4.15	(0.73)	2.65	(0.83)	0.70

Less Distributions:
Distributions from net investment income	(0.02)	(0.10)	(0.08)	(0.38)	(0.75)
Distributions from net capital gains	(0.71)	(0.04)	(0.70)	(0.45)	—
Distributions from return of capital	—	(0.64)	—	—	—
Total distributions	(0.73)	(0.78)	(0.78)	(0.83)	(0.75)

Net Asset Value, End of Period	$13.68	$10.26	$11.77	$9.90	$11.56
Total Return[1]	41.07%	(5.85)%	27.15%	(7.44)%	6.10%

Ratios and Supplemental Data:
Net assets, end of year (000)	$216	$222	$211	$118	$41
Ratio of net expenses to average net assets	2.22%	2.29%	2.24%	2.24%	2.18%
Ratio of net investment income to average net assets	0.06%	0.41%	0.16%	0.97%	0.59%
Portfolio turnover rate	17%	18%	4%	4%	8%

[1]	Calculated based on the average number of shares outstanding during the period.

[2]	Calculation does not reflect CDSC.

See accompanying notes which are an integral part of these financial statements.

67

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND
INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the	For the
	Year Ended	Period Ended
	December 31,	December 31,
	2021	2020*
Net Asset Value, Beginning of Period	$10.24	$9.67

From Investment Operations:
Net investment income	0.11 [1]	0.14	[1]
Net realized and unrealized gain on investments	4.14	1.31
Total from investment operations	4.25	1.45

Less Distributions:
Distributions from net investment income	(0.18)	(0.12)
Distributions from net capital gains	(0.71)	(0.04)
Distributions from return of capital	—	(0.72)
Total distributions	(0.89)	(0.88)

Net Asset Value, End of Period	$13.60	$10.24
Total Return	42.39%	15.52	% [2]

Ratios and Supplemental Data:
Net assets, end of year (000)	$16	$14
Ratio of net expenses to average net assets	1.22%	1.29	% [3]
Ratio of net investment income to average net assets	0.89%	1.53	% [3]
Portfolio turnover rate	17%	18	% [2]

*	For the period May 1, 2020 (commencement of operations) to December 31, 2020.

[1]	Calculated based on the average number of shares outstanding during the period.

[2]	Not annualized.

[3]	Annualized.

See accompanying notes which are an integral part of these financial statements.

68	SPIRIT OF AMERICA

SPIRIT OF AMERICA LARGE CAP VALUE FUND
CLASS A
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year Ended December 31
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$24.47	$22.53	$18.53	$21.59	$19.01

From Investment Operations:
Net investment income	0.02 [1]	1.08 [1]	0.13 [1]	0.15 [1]	0.22 [1]
Net realized and unrealized gain (loss) on investments	7.05	2.26	5.27	(1.81)	3.56
Total from investment operations	7.07	3.34	5.40	(1.66)	3.78

Less Distributions:
Distributions from net investment income	(0.01)	(0.17)	(0.13)	(0.15)	(0.24)
Distributions from net capital gains	(1.79)	(0.90)	(0.80)	(0.78)	(0.24)
Distributions from return of capital	(0.17)	(0.33)	(0.47)	(0.47)	(0.72)
Total distributions	(1.97)	(1.40)	(1.40)	(1.40)	(1.20)

Net Asset Value, End of Period	$29.57	$24.47	$22.53	$18.53	$21.59
Total Return[2]	29.27%	15.49%	29.54%	(7.87)%	20.22%

Ratios and Supplemental Data:
Net assets, end of year (000)	$157,478	$128,680	$113,819	$88,939	$101,054
Ratio of net expenses to average net assets	1.50%	1.53%	1.52%	1.52%	1.47%
Ratio of net investment income to average net assets	0.06%	0.82%	0.60%	0.70%	1.05%
Portfolio turnover rate	11%	15%	8%	13%	3%

[1]	Calculated based on the average number of shares outstanding during the period.

[2]	Calculation does not reflect sales load.

See accompanying notes which are an integral part of these financial statements.

69

SPIRIT OF AMERICA LARGE CAP VALUE FUND
CLASS C
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year Ended December 31
	2021		2020	2019		2018	2017
Net Asset Value, Beginning of Period	$24.48		$22.59	$18.52		$21.62	$19.14

From Investment Operations:
Net investment (loss) income	(0.18	) [1]	0.881	(0.02	) [1]	— [1,2]	0.08 [1]
Net realized and unrealized gain (loss) on investments	7.05		2.30	5.26		(1.80)	3.57
Total from investment operations	6.87		3.18	5.24		(1.80)	3.65

Less Distributions:
Distributions from net investment income	—		(0.13)	(0.08)		(0.12)	(0.23)
Distributions from net capital gains	(1.79)		(0.90)	(0.80)		(0.78)	(0.24)
Distributions from return of capital	—		(0.26)	(0.29)		(0.40)	(0.70)
Total distributions	(1.79)		(1.29)	(1.17)		(1.30)	(1.17)

Net Asset Value, End of Period	$29.56		$24.48	$22.59		$18.52	$21.62
Total Return[3]	28.37%		14.70%	28.59%		(8.50)%	19.37%

Ratios and Supplemental Data:
Net assets, end of year (000)	$308		$263	$40		$83	$39
Ratio of net expenses to average net assets	2.20%		2.23%	2.22%		2.22%	2.17%
Ratio of net investment (loss) income to average net assets	(0.64)%		(0.09)%	(0.10)%		0.01%	0.39%
Portfolio turnover rate	11%		15%	8%		13%	3%

[1]	Calculated based on the average number of shares outstanding during the period.

[2]	Rounds to less than 0.005 per share.

[3]	Calculation does not reflect CDSC.

See accompanying notes which are an integral part of these financial statements.

70	SPIRIT OF AMERICA

SPIRIT OF AMERICA LARGE CAP VALUE FUND
INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the	For the
	Year Ended	Period Ended
	December 31,	December 31,
	2021	2020*
Net Asset Value, Beginning of Period	$24.46	$19.57

From Investment Operations:
Net investment income	0.10 [1]	1.02	[1]
Net realized and unrealized gain on investments	7.06	5.34
Total from investment operations	7.16	6.36

Less Distributions:
Distributions from net investment income	(0.02)	(0.19)
Distributions from net capital gains	(1.79)	(0.90)
Distributions from return of capital	(0.25)	(0.38)
Total distributions	(2.06)	(1.47)

Net Asset Value, End of Period	$29.56	$24.46
Total Return	29.64%	33.28	% [2]

Ratios and Supplemental Data:
Net assets, end of year (000)	$17	$13
Ratio of net expenses to average net assets	1.20%	1.23	% [3]
Ratio of net investment income to average net assets	0.36%	0.80	% [3]
Portfolio turnover rate	11%	15	% [2]

*	For the period May 1, 2020 (commencement of operations) to December 31, 2020.

[1]	Calculated based on the average number of shares outstanding during the period.

[2]	Not annualized.

[3]	Annualized.

See accompanying notes which are an integral part of these financial statements.

71

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
CLASS A
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year Ended December 31
	2021	2020	2019		2018		2017
Net Asset Value, Beginning of Period	$9.54	$9.45	$9.26		$9.47		$9.33

From Investment Operations:
Net investment income	0.18	0.24	0.27		0.30		0.30
Net realized and unrealized (loss) gain on investments	(0.10)	0.09	0.19		(0.21)		0.14
Total from investment operations	0.08	0.33	0.46		0.09		0.44

Less Distributions:
Distributions from net investment income	(0.18)	(0.24)	(0.27)		(0.30)		(0.30)
Total distributions	(0.18)	(0.24)	(0.27)		(0.30)		(0.30)

Net Asset Value, End of Period	$9.44	$9.54	$9.45		$9.26		$9.47
Total Return[1]	0.88%	3.56%	5.06%		0.96%		4.75%

Ratios and Supplemental Data:
Net assets, end of year (000)	$62,397	$70,947	$69,002		$72,818		$99,159
Ratio of expenses to average net assets:
Before expense waiver or recoupment	1.10%	1.11%	1.13	% [3]	1.11	% [3]	1.02	% [2]
After expense waiver or recoupment	0.90%	0.90%	0.92	% [3]	0.92	% [3]	0.91	% [2]
Ratio of net investment income to average net assets	1.94%	2.55%	2.92%		3.21%		3.16%
Portfolio turnover rate	11%	18%	6%		—%		5%

[1]	Calculation does not reflect sales load.

[2]	Includes interest expense of 0.01%.

[3]	Includes interest expense of 0.02%.

See accompanying notes which are an integral part of these financial statements.

72	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
CLASS C
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year Ended December 31
	2021	2020	2019		2018		2017
Net Asset Value, Beginning of Period	$9.52	$9.43	$9.23		$9.45		$9.31

From Investment Operations:
Net investment income	0.10	0.16	0.19		0.22		0.22
Net realized and unrealized (loss) gain on investments	(0.10)	0.09	0.20		(0.22)		0.14
Total from investment operations	—	0.25	0.39		—		0.36

Less Distributions:
Distributions from net investment income	(0.10)	(0.16)	(0.19)		(0.22)		(0.22)
Total distributions	(0.10)	(0.16)	(0.19)		(0.22)		(0.22)

Net Asset Value, End of Period	$9.42	$9.52	$9.43		$9.23		$9.45
Total Return[1]	0.03%	2.70%	4.30%		0.00%		3.87%

Ratios and Supplemental Data:
Net assets, end of year (000)	$153	$333	$335		$155		$80
Ratio of expenses to average net assets:
Before expense waiver or recoupment	1.95%	1.96%	1.98	% [3]	1.96	% [3]	1.87	% [2]
After expense waiver or recoupment	1.75%	1.75%	1.77	% [3]	1.77	% [3]	1.76	% [2]
Ratio of net investment income to average net assets	1.11%	1.71%	2.03%		2.27%		2.31%
Portfolio turnover rate	11%	18%	6%		—%		5%

[1]	Calculation does not reflect CDSC.

[2]	Includes interest expense of 0.01%.

[3]	Includes interest expense of 0.02%.

See accompanying notes which are an integral part of these financial statements.

73

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the	For the
	Year Ended	Period Ended
	December 31,	December 31,
	2021	2020*
Net Asset Value, Beginning of Period	$9.52	$9.28

From Investment Operations:
Net investment income	0.20	0.16
Net realized and unrealized (loss) gain on investments	(0.10)	0.24
Total from investment operations	0.10	0.40

Less Distributions:
Distributions from net investment income	(0.20)	(0.16)
Total distributions	(0.20)	(0.16)

Net Asset Value, End of Period	$9.42	$9.52
Total Return	1.03%	4.37	% [1]

Ratios and Supplemental Data:
Net assets, end of year (000)	$9	$9
Ratio of expenses to average net assets:
Before expense waiver or recoupment	0.95%	0.96	% [2]
After expense waiver or recoupment	0.75%	0.75	% [2]
Ratio of net investment income to average net assets	2.08%	2.60	% [2]
Portfolio turnover rate	11%	18	% [1]

*	For the period May 1, 2020 (commencement of operations) to December 31, 2020.

[1]	Not annualized.

[2]	Annualized.

See accompanying notes which are an integral part of these financial statements.

74	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND
CLASS A
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year Ended December 31
	2021		2020	2019		2018		2017
Net Asset Value, Beginning of Period	$12.44		$12.21	$11.42		$12.06		$11.72

From Investment Operations:
Net investment income	0.50		0.44	0.44		0.44		0.48
Net realized and unrealized gain (loss) on investments	0.06		0.26	0.87		(0.54)		0.39
Total from investment operations	0.56		0.70	1.31		(0.10)		0.87

Less Distributions:
Distributions from net investment income	(0.46)		(0.43)	(0.39)		(0.48)		(0.48)
Distributions from net capital gains	(0.15)		(0.04)	(0.07)		—		—
Distributions from return of capital	—		—	(0.06)		(0.06)		(0.05)
Total distributions	(0.61)		(0.47)	(0.52)		(0.54)		(0.53)

Net Asset Value, End of Period	$12.39		$12.44	$12.21		$11.42		$12.06
Total Return[1]	4.59%		5.95%	11.64%		(0.87)%		7.51%

Ratios and Supplemental Data:
Net assets, end of year (000)	$119,137		$135,162	$132,166		$136,223		$205,138
Ratio of expenses to average net assets:
Before expense waiver or recoupment	1.14	% [2]	1.15%	1.14	% [2]	1.13	% [3]	1.05%
After expense waiver or recoupment	1.11	% [2]	1.10%	1.11	% [2]	1.12	% [3]	1.10%
Ratio of net investment income to average net assets	3.98%		3.70%	3.74%		3.87%		4.00%
Portfolio turnover rate	4%		20%	3%		1%		—%

[1]	Calculation does not reflect sales load.

[2]	Includes interest expense of 0.01%.

[3]	Includes interest expense of 0.02%.

See accompanying notes which are an integral part of these financial statements.

75

SPIRIT OF AMERICA INCOME FUND
CLASS C
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year Ended December 31
	2021		2020	2019		2018		2017
Net Asset Value, Beginning of Period	$12.45		$12.22	$11.43		$12.08		$11.73

From Investment Operations:
Net investment income	0.40		0.36	0.38		0.38		0.39
Net realized and unrealized gain (loss) on investments	0.06		0.25	0.84		(0.58)		0.39
Total from investment operations	0.46		0.61	1.22		(0.20)		0.78

Less Distributions:
Distributions from net investment income	(0.37)		(0.34)	(0.32)		(0.40)		(0.39)
Distributions from net capital gains	(0.15)		(0.04)	(0.07)		—		—
Distributions from return of capital	—		—	(0.04)		(0.05)		(0.04)
Total distributions	(0.52)		(0.38)	(0.43)		(0.45)		(0.43)

Net Asset Value, End of Period	$12.39		$12.45	$12.22		$11.43		$12.08
Total Return[1]	3.72%		5.18%	10.79%		(1.69)%		6.77%

Ratios and Supplemental Data:
Net assets, end of year (000)	$437		$465	$422		$293		$132
Ratio of expenses to average net assets:
Before expense waiver or recoupment	1.89	% [2]	1.90%	1.89	% [2]	1.88	% [3]	1.80%
After expense waiver or recoupment	1.86	% [2]	1.85%	1.86	% [2]	1.87	% [3]	1.85%
Ratio of net investment income to average net assets	3.23%		2.92%	2.97%		3.12%		3.24%
Portfolio turnover rate	4%		20%	3%		1%		—%

[1]	Calculation does not reflect CDSC.

[2]	Includes interest expense of 0.01%.

[3]	Includes interest expense of 0.02%.

See accompanying notes which are an integral part of these financial statements.

76	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND
INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the		For the
	Year Ended		Period Ended
	December 31,		December 31,
	2021		2020*
Net Asset Value, Beginning of Period	$12.48		$11.66

From Investment Operations:
Net investment income	0.53		0.31
Net realized and unrealized gain on investments	0.07		0.83
Total from investment operations	0.60		1.14

Less Distributions:
Distributions from net investment income	(0.50)		(0.28)
Distributions from net capital gains	(0.15)		(0.04)
Total distributions	(0.65)		(0.32)

Net Asset Value, End of Period	$12.43		$12.48
Total Return	4.83%		9.89	% [1]

Ratios and Supplemental Data:
Net assets, end of year (000)	$13		$12
Ratio of expenses to average net assets:
Before expense waiver or recoupment	0.89	% [3]	0.90	% [2]
After expense waiver or recoupment	0.86	% [3]	0.85	% [2]
Ratio of net investment income to average net assets	4.21%		3.80	% [2]
Portfolio turnover rate	4%		20	% [1]

*	For the period May 1, 2020 (commencement of operations) to December 31, 2020.

[1]	Not annualized.

[2]	Annualized.

[3]	Includes interest expense of 0.01%.

See accompanying notes which are an integral part of these financial statements.

77

SPIRIT OF AMERICA INCOME & OPPORTUNITY FUND
CLASS A
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year Ended December 31
	2021	2020	2019		2018		2017
Net Asset Value, Beginning of Period	$10.02	$9.64	$9.12		$9.87		$9.50

From Investment Operations:
Net investment income	0.30 [1]	0.22	0.38		0.16		0.32
Net realized and unrealized gain (loss) on investments	1.21	0.76	0.74		(0.52)		0.47
Total from investment operations	1.51	0.98	1.12		(0.36)		0.79

Less Distributions:
Distributions from net investment income	(0.28)	(0.23)	(0.33)		(0.16)		(0.33)
Distributions from return of capital	(0.32)	(0.37)	(0.27)		(0.23)		(0.09)
Total distributions	(0.60)	(0.60)	(0.60)		(0.39)		(0.42)

Net Asset Value, End of Period	$10.93	$10.02	$9.64		$9.12		$9.87
Total Return[2]	15.24%	10.46%	12.37%		(3.70)%		8.41%

Ratios and Supplemental Data:
Net assets, end of year (000)	$29,021	$24,589	$23,029		$25,177		$52,523
Ratio of expenses to average net assets:
Before expense waiver or recoupment	1.40%	1.46%	1.43	% [3]	1.33	% [4]	1.15%
After expense waiver or recoupment	1.25%	1.25%	1.26	% [3]	1.27	% [4]	1.25%
Ratio of net investment income to average net assets	2.82%	2.22%	3.82%		1.89%		3.24%
Portfolio turnover rate	7%	19%	23%		4%		6%

[1]	Calculated based on the average number of shares outstanding during the period.

[2]	Calculation does not reflect sales load.

[3]	Includes interest expense of 0.01%.

[4]	Includes interest expense of 0.02%.

See accompanying notes which are an integral part of these financial statements.

78	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME & OPPORTUNITY FUND
CLASS C
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year Ended December 31
	2021	2020	2019		2018		2017
Net Asset Value, Beginning of Period	$9.99	$9.62	$9.10		$9.85		$9.48

From Investment Operations:
Net investment income	0.22 [1]	0.14	0.34		0.12		0.24
Net realized and unrealized gain (loss) on investments	1.21	0.76	0.70		(0.55)		0.47
Total from investment operations	1.43	0.90	1.04		(0.43)		0.71

Less Distributions:
Distributions from net investment income	(0.24)	(0.20)	(0.29)		(0.13)		(0.27)
Distributions from return of capital	(0.28)	(0.33)	(0.23)		(0.19)		(0.07)
Total distributions	(0.52)	(0.53)	(0.52)		(0.32)		(0.34)

Net Asset Value, End of Period	$10.90	$9.99	$9.62		$9.10		$9.85
Total Return[2]	14.48%	9.62%	11.58%		(4.43)%		7.61%

Ratios and Supplemental Data:
Net assets, end of year (000)	$597	$557	$435		$394		$285
Ratio of expenses to average net assets:
Before expense waiver or recoupment	2.15%	2.21%	2.18	% [3]	2.08	% [4]	1.90%
After expense waiver or recoupment	2.00%	2.00%	2.01	% [3]	2.02	% [4]	2.00%
Ratio of net investment income to average net assets	2.10%	1.48%	3.08%		1.14%		2.50%
Portfolio turnover rate	7%	19%	23%		4%		6%

[1]	Calculated based on the average number of shares outstanding during the period.

[2]	Calculation does not reflect CDSC.

[3]	Includes interest expense of 0.01%.

[4]	Includes interest expense of 0.02%.

See accompanying notes which are an integral part of these financial statements.

79

SPIRIT OF AMERICA INCOME AND OPPORTUNITY FUND
INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the	For the
	Year Ended	Period Ended
	December 31,	December 31,
	2021	2020*
Net Asset Value, Beginning of Period	$9.97	$9.16

From Investment Operations:
Net investment income	0.331	0.15
Net realized and unrealized gain on investments	1.20	1.28
Total from investment operations	1.53	1.43

Less Distributions:
Distributions from net investment income	(0.29)	(0.23)
Distributions from return of capital	(0.33)	(0.39)
Total distributions	(0.62)	(0.62)

Net Asset Value, End of Period	$10.88	$9.97
Total Return	15.59%	15.99	% [2]

Ratios and Supplemental Data:
Net assets, end of year (000)	$11	$10
Ratio of expenses to average net assets:
Before expense waiver or recoupment	1.15%	1.21	% [3]
After expense waiver or recoupment	1.00%	1.00	% [3]
Ratio of net investment income to average net assets	3.10%	2.27	% [3]
Portfolio turnover rate	7%	19	% [2]

*	For the period May 1, 2020 (commencement of operations) to December 31, 2020.

[1]	Calculated based on the average number of shares outstanding during the period.

[2]	Not annualized.

[3]	Annualized.

See accompanying notes which are an integral part of these financial statements.

80	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS  |  DECEMBER 31, 2021

Note 1 – Organization

Spirit of America Investment Fund, Inc. (the “Company”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated under the laws of Maryland on May 15, 1997. The Company offers 6 separate series, or mutual funds (the “Spirit of America Funds”), each with its own investment objective and strategy. This report includes the following funds, each operating as a diversified fund as defined by the 1940 Act (individually, a “Fund”, or collectively, the “Funds”):

Spirit of America Real Estate Income and Growth Fund (the “Real Estate Fund”) commenced operations on January 9, 1998. The Real Estate Fund seeks current income and growth of capital by investing in equity real estate investment trusts (“REITs”) and the equity securities of real estate industry companies.

Spirit of America Large Cap Value Fund (the “Value Fund”) commenced operations on August 1, 2002. The Value Fund seeks capital appreciation with a secondary objective of current income by investing in equity securities in the large cap value segment of the U.S. equity market.

Spirit of American Municipal Tax Free Bond Fund (the “Municipal Fund”) commenced operations on February 29, 2008. The Municipal Fund seeks high current income that is exempt from federal income tax, including the alternative minimum tax (“AMT”), investing at least 80% of its assets in municipal bonds.

Spirit of America Income Fund (the “Income Fund”) commenced operations on December 31, 2008. The Income Fund seeks high current income, investing at least 80% of its assets in a portfolio of taxable municipal bonds, income producing convertible securities, preferred stocks, high yield U.S. corporate bonds (frequently called “junk” bonds), and collateralized mortgage obligations (“CMOs”).

Spirit of America Income & Opportunity Fund (the “Opportunity Fund”) commenced operations on July 8, 2013. The Opportunity Fund seeks to achieve its investment objective of providing shareholders with current income and the potential for capital appreciation by investing a substantial percentage of its total assets in a portfolio of common and preferred stocks, fixed income securities of any grade, as well non-rated fixed income securities, both short-term and long-term, including zero-coupon securities, taxable and tax-free municipal bonds, income producing convertible securities, corporate bonds, including high-yield U.S. corporate bonds, floating rate bonds and step coupon bonds, municipal lease agreements, certificates of participation and collateralized mortgage obligations (“CMOs”), U.S. government agency securities, including securities issued by the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”), and the Government National Mortgage Association (“GNMA”), equity real estate investment companies (“REITs”), which are subject to federal income tax, and Master Limited Partnerships (“MLPs”).

Each Fund currently offers Class A Shares, Class C Shares and Institutional Shares. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) and service fees, voting rights on matters affecting a single class of shares, exchange privileges of each class of shares and sales charges. The price at which the Funds will offer or redeem shares is the net asset value (“NAV”) per share next determined after the order is considered received, subject to any applicable front end or contingent deferred sales charges. Class A shares have a maximum sales charge on purchases of 5.25% for Real Estate Fund and Value Fund, and 4.75% for Municipal Fund, Income Fund and Opportunity Fund, as a percentage of the original purchase price. A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed on redemptions of $1 million or more of Class A shares that were purchased within one year of the redemption date where an indirect commission was paid. CDSC on Class C Shares applies to shares sold within 13 months of purchase.

Note 2 – Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”) for investment companies.

81

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  DECEMBER 31, 2021

A. Security Valuation: The offering price and NAV per share for the Funds are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time on each day the NYSE is open for trading. Each Fund’s securities are valued at the official close or the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and ask prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and ask prices. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and ask prices, the price to be used is the mean of the bid and ask prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Fund securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Board of Directors (the “Board”).

B. Fair Value Measurements: Various inputs are used in determining the fair value of investments which are as follows:

●	Level 1 –	Unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

●	Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 –	Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments).

The summary of inputs used to value each Fund’s net assets as of December 31, 2021 is as follows:

	Value Inputs
Real Estate Fund	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks*	$126,608,653	$—	$485	$126,609,138
Preferred Stocks*	2,645,380	—	—	2,645,380
Municipal Bonds	—	192,435	—	192,435
Money Market Funds	4,515,465	—	—	4,515,465
Total	$133,769,498	$192,435	$485	$133,962,418

Value Fund
Assets:
Common Stocks*	$156,677,266	$—	$—	$156,677,266
Preferred Stocks*	2,160,925	—	—	2,160,925
Total	$158,838,191	$—	$—	$158,838,191

Municipal Fund
Assets:
Municipal Bonds	$—	$61,975,877	$—	$61,975,877
Money Market Funds	1,564	—	—	1,564
Total	$1,564	$61,975,877	$—	$61,977,441

82	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  DECEMBER 31, 2021

	Value Inputs
Income Fund	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks*	$20,486,286	$—	$850	$20,487,136
Preferred Stocks*	21,718,552	—	—	21,718,552
Collateralized Mortgage Obligations	—	90,469	—	90,469
Corporate Bonds	—	10,087,412	426,317	10,513,729
Municipal Bonds	—	65,624,220	—	65,624,220
Money Market Funds	57,252	—	—	57,252
Total	$42,262,090	$75,802,101	$427,167	$118,491,358

Opportunity Fund
Assets:
Common Stocks*	$13,351,346	$—	$—	$13,351,346
Exchange-Traded Funds	136,200	—	—	136,200
Preferred Stocks*	2,904,645	—	—	2,904,645
Corporate Bonds	—	518,252	—	518,252
Municipal Bonds	—	10,917,958	—	10,917,958
U.S. Government & Agency Obligations	—	910,405	—	910,405
Money Market Funds	763,286	—	—	763,286
Total	$17,155,477	$12,346,615	$—	$29,502,092

*	Refer to Schedule of Investments for sector/industry classification.

In the absence of a listed price quote, or a supplied price quote which is deemed to be unrepresentative of the actual market price, the Adviser shall use any or all of the following criteria to value Level 3 securities:

●	Last sales price

●	Price given by pricing service

●	Last quoted bid & asked price

●	Third party bid & asked price

●	Indicated opening range

The significant unobservable inputs that may be used in the fair value measurement of the Fund’s investments in common stock, corporate bonds and convertible corporate bonds for which market quotations are not readily available include: broker quotes, discounts from the most recent trade or “stale price” and estimates from trustees (in bankruptcies) on disbursements. A change in the assumption used for each of the inputs listed above may indicate a directionally similar change in the fair value of the investment.

The following provides quantitative information about the Real Estate Fund’s significant Level 3 fair value measurements as of December 31, 2021:

Quantitative Information about Significant Level 3 Fair Value Measurements
	Fair Value At
Asset Category	December 31, 2021	Valuation Techniques	Unobservable Input(s)	Range
Common Stocks	$485	Asset Liquidation Analysis	Liquidation Proceeds	N/A

83

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  DECEMBER 31, 2021

The following provides quantitative information about the Income Fund’s significant Level 3 fair value measurements as of December 31, 2021:

Quantitative Information about Significant Level 3 Fair Value Measurements
	Fair Value At
Asset Category	December 31, 2021	Valuation Techniques	Unobservable Input(s)	Range
Common Stocks	$850	Asset Liquidation Analysis	Liquidation Proceeds	N/A
Corporate Bonds	$426,317	Comparable Security Analysis	Discount for Lack of Marketability	1%-20%

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for the Real Estate Fund:

			Change in
	Balance as of		unrealized	Balance as of
	December 31,	Amortization/	appreciation	December 31,
	2020	Accretion	(depreciation)	2021
Common Stocks	$858	$—	$(373)	$485

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for the Income Fund:

			Change in
	Balance as of		unrealized	Balance as of
	December 31,	Amortization/	appreciation	December 31,
	2020	Accretion	(depreciation)	2021
Common Stocks	$1,506	$—	$(656)	$850
Corporate Bonds	410,353	(532)	16,496	426,317

C. Investment Income and Securities Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date) for financial reporting purposes. Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and expenses are accrued daily.

D. Federal Income Taxes: The Funds intend to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

E. Use of Estimates: In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F. Distributions to Shareholders: The Funds intend to distribute substantially all of its net investment income and capital gains to shareholders each year. The Real Estate Fund intends to pay two semi-annual income dividends and other distributions on June 30 and December 31 in the annual minimum amount of $.85 per share. The Value Fund intends to pay two semi-annual income dividends and other distributions on June 30 and December 31 in the annual minimum amount of $1.40 per share. The Opportunity Fund intends to pay two semi-annual income dividends and other distributions on June 30 and December 31 in the annual minimum amount of $.60 per share. For the Income Fund and Municipal Fund, income distributions will typically be declared daily and paid monthly. Capital gains, if any, for all the Funds, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board. All such distributions are taxable to the shareholders whether received in cash or reinvested in shares.

84	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  DECEMBER 31, 2021

The Real Estate Fund, Value Fund and Opportunity Fund have made certain investments in REITs which pay distributions to their shareholders based upon available funds from operations. Each REIT reports annually the tax character of its distributions. It is quite common for these distributions to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such distributions being designated as a return of capital or long-term capital gain. The Funds intend to include the gross distributions from such REITs in its distributions to its shareholders; accordingly, a portion of the distributions paid to the Funds and subsequently distributed to shareholders may be re-characterized based on the prior calendar year’s actual reported return of capital. The final determination of the amount of each Fund’s return of capital distribution for the period will be made after the end of each calendar year.

G. Allocation of Income, Expenses, Gains and Losses. Expenses incurred by the Company that do not relate to a specific fund of the Company are allocated to the individual funds by or under the direction of the Board in such a manner as the Board determine to be fair and equitable. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Note 3 – Derivative Transactions

Written Options Contracts – The Real Estate Fund, Value Fund and Opportunity Fund may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. Investing in written options contracts exposes a Fund to equity price risk.

The Funds’ use of derivatives for the fiscal year ended December 31, 2021, was limited to written options.

Following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds. The month-end average notional amount for the fiscal year ended December 31, 2021 was $19,012 and $56,022 for Real Estate Fund and Value Fund, respectively. Following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds. There were no derivatives outstanding as of December 31, 2021.

Statements of Operations
		Amount of	Amount of
		Realized	Unrealized
Fund/Financial Instrument Type	Location of Gain (Loss) on Derivatives Recognized	Gain (Loss)	Gain (Loss)
Real Estate Fund
Written Call Options (Equity Contracts)	Net realized gain from written option transactions	$1,009
	Net change in unrealized appreciation of written option contracts		$—

Value Fund
Written Call Options (Equity Contracts)	Net realized gain from written option transactions	$3,963
	Net change in unrealized appreciation of written option contracts		$—

A - Recently Issued Accounting Pronouncement

In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Funds are currently evaluating the impact, if any, of this provision.

85

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  DECEMBER 31, 2021

Note 4 – Purchases and Sales of Securities

Purchases and proceeds from the sales of securities for the fiscal year ended December 31, 2021, excluding short-term investments and U.S. government obligations, were as follows:

Fund	Purchases	Sales
Real Estate Fund	$27,636,157	$16,955,742
Value Fund	15,076,754	22,476,814
Municipal Fund	7,514,564	13,040,000
Income Fund	4,861,853	18,259,299
Opportunity Fund	2,073,269	1,450,483

The Opportunity Fund had sales of U.S. Treasury Notes in the amount of $308,835 during the year ended December 31, 2021. There were no other purchases or sales of Long Term U.S. Government Obligations during the year ended December 31, 2021.

Note 5 – Investment Management Fee and Other Transactions with Affiliates

Spirit of America Management Corp. (the “Adviser”) has been retained to act as the Company’s investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser, under the terms of the Advisory Agreement with respect to each Fund, manages the Funds’ investments. As compensation for its management services, each Fund is obligated to pay the Adviser a fee based on each Fund’s average daily net assets as follows:

		Advisory
Fund	Fee Rate	Fees Earned
Real Estate Fund	0.97%	$997,397
Value Fund	0.97%	1,394,897
Municipal Fund	0.60%	405,503
Income Fund	0.60%	773,626
Opportunity Fund	0.65%	175,742

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses for the following funds (based on average daily net assets) through April 30, 2022 so that the total operating expenses will not exceed the amounts presented in the table below. The waiver does not include, front end or contingent deferred loads, taxes, interest, dividend expenses, brokerage commissions or expenses incurred in connection with any merger, reorganization, or extraordinary expenses such as litigation. Additionally, for the fiscal year ended December 31, 2021, the Adviser waived advisory fees, as indicated:

			Institutional	Fees Recouped
Fund	Class A	Class C	Shares	(Waived)
Municipal Fund	0.90%	1.75%	0.75%	$(133,559)
Income Fund	1.10%	1.85%	0.85%	(41,389)
Opportunity Fund	1.25%	2.00%	1.00%	(41,152)

Any amounts waived or reimbursed by the Adviser are subject to repayment by a Fund within a period of three years after such waivers or expenses were incurred, provided the Fund is able to make such repayments and remain in compliance with the expense limitation as stated above.

The amounts subject to repayment by the Funds, pursuant to the aforementioned conditions are as follows:

	Municipal	Income	Opportunity
Recoverable through	Fund	Fund	Fund
December 31, 2022	$145,082	$35,800	$40,635
December 31, 2023	146,088	60,762	49,944
December 31, 2024	133,559	41,389	41,152

86	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  DECEMBER 31, 2021

The Funds’ Class A and Class C Shares have adopted a plan of distribution pursuant to Rule 12b-1 (the “Plan”). The Plan permits each Fund’s Class A and Class C Shares to pay David Lerner Associates, Inc. (the “Distributor”) an annual fee, accrued daily and paid monthly based on each Class of each Fund’s average daily net assets for the Distributor’s services and expenses in distributing shares of each Fund and providing personal services and/or maintaining shareholder accounts. For the fiscal year ended December 31, 2021, the annual fee rate and the fees paid to the Distributor under the Plan were as follows:

	Class A		Class C
Fund	Annual Rate	Fees Paid	Annual Rate	Fees Paid
Real Estate Fund	0.30%	$308,023	1.00%	$1,339
Value Fund	0.30%	430,596	1.00%	2,572
Municipal Fund	0.15%	100,905	1.00%	3,040
Income Fund	0.25%	321,179	1.00%	4,530
Opportunity Fund	0.25%	66,160	1.00%	5,624

Each Fund’s Class A Shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s current prospectus. A CDSC of 1.00% may be imposed on redemptions of $1 million or more of Class A shares that were purchased within one year of the redemption date where an indirect commission was paid. CDSC on Class C Shares applies to shares sold within 13 months of purchase. For the fiscal year ended December 31, 2021, sales charges received by the Distributor from each of the Funds were as follows:

	Front-End Sales	CDSC Fees
	Charges Received	Received by
Fund	by Distributor	Distributor
Real Estate Fund	$1,184,225	$—
Value Fund	877,774	27
Municipal Fund	236,790	3,550
Income Fund	517,515	—
Opportunity Fund	230,045	108

Certain Officers and Directors of the Company are “affiliated persons”, as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $6,000, $1,500 for each Board meeting attended, $500 for each special meeting attended, and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. Prior to January 1, 2021, the quarterly retainer received by each Director who is not an affiliated person of the Adviser or Distributor was $7,800. The Company does not compensate the Officers for the services they provide. There are no Directors’ fees paid to Interested Directors of the Company. For the fiscal year ended December 31, 2021, the Funds were allocated $17,178 of the Chief Compliance Officer’s salary.

Note 6 – Concentration and Other Risks

The performance of the Municipal Fund, Income Fund and Opportunity Fund could be adversely affected by interest rate risk, which is the possibility that overall bond prices will decline because of rising interest rates. Interest rate risk is expected to be high for the Funds because they invest mainly in long-term bonds, whose prices are much more sensitive to interest fluctuations than are the prices of short-term bonds.

The Municipal Fund, Income Fund and Opportunity Fund may be affected by credit risk, which is the possibility that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. This risk may be greater to the extent that the Funds may invest in taxable fixed income or municipal securities rated below investment grade, or unrated of similar quality (frequently called “junk bonds”).

The Municipal Fund, Income Fund and Opportunity Fund may be affected by credit risk of lower grade securities, which is the possibility that junk bonds may be subject to greater price fluctuations and risks of loss of income and principal than investment-grade taxable fixed income or municipal securities. Securities that are (or that have fallen) below

87

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  DECEMBER 31, 2021

investment-grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce the Fund’s ability to sell these securities at an acceptable price. If the issuer of securities is in default in payment of interest or principal, the Fund may lose its entire investment in those securities.

The Real Estate Fund invests primarily in real estate related securities. A fund that concentrates its investments among fewer sectors is subject to greater risk of loss than a fund that has more sector diversification. Investments in real estate and real estate-related equity securities involve risks different from, and in certain cases greater than, the risks presented by equity securities generally. The main risks are those presented by direct ownership of real estate or real estate industry securities, including possible declines in the value of real estate, environmental problems and changes in interest rates. To the extent that assets underlying the Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to these risks to a greater extent. The stocks purchased by the Fund may not appreciate in value as the Adviser anticipates. In addition, if the Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, its ability to retain its tax status as a regulated investment company may be adversely affected.

The Value Fund may, at times, concentrate its investments in a particular sector, such as information technology, if the Adviser believes stocks in that particular sector are performing more favorably. If the Fund invests a significant portion of its total assets in certain sectors, its investment portfolio will be more susceptible to the financial, economic, business, and political developments that affect those sectors.

Other risks to the Funds may include income risk, liquidity risk, prepayment risk on collateralized mortgage obligations, municipal project specific risk, municipal lease obligation risk, zero coupon securities risk, market risk, manager risk, taxability risk, state-specific risk and exchange traded funds risk. The Funds’ prospectus contains more information regarding these risks and other risks related to the Funds as well as other information about the Funds, and should be read carefully before investing.

Note 7 – Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Funds will not incur any registration costs upon such resale. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Board. At December 31, 2021, the Income Fund held illiquid restricted securities representing 2% of net assets, as listed below:

Issuer Description	Acquisition	Principal
Corporate Bonds	Date	Amount	Cost	Value
Exelon Generation Co. LLC, 5.60%, 06/15/42	7/12/2012	$400,000	$419,012	$426,317
MetLife Capital Trust X, 9.25%, 04/08/38	6/4/2013	$1,500,000	$2,102,939	$2,225,395

88	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  DECEMBER 31, 2021

Note 8 – Federal Income Taxes

The adjusted cost basis of investment and gross unrealized appreciation and depreciation of investments for federal income tax purposes for each of the Funds as of December 31, 2021, were as follows:

			Net
	Gross	Gross	Unrealized
	Unrealized	Unrealized	Appreciation/	Cost Basis of
Fund	Appreciation	Depreciation	(Depreciation) (a)	Investments
Real Estate Fund	$58,798,824	$(558,679)	$58,240,145	$75,722,273
Value Fund	88,332,190	(601,040)	87,731,150	71,107,041
Municipal Fund	2,568,157	(44,392)	2,523,765	59,453,676
Income Fund	17,048,549	(1,467,960)	15,580,589	102,910,769
Opportunity Fund	8,589,988	(407,033)	8,182,955	21,319,137

(a)	The difference between book-basis and tax-basis net unrealized appreciation/(depreciation) is primarily due to wash sales, tax treatment of Trust Preferred securities and partnership investments.

The tax character of distributions paid by each of the Funds for the year ended December 31, 2021, was as follows:

	Ordinary	Tax Exempt	Net Long-Term	Return of	Total
Fund	Income	Income	Capital Gains	Capital	Distributions
Real Estate Fund	$1,197,033	$—	$6,365,592	$—	$7,562,625
Value Fund	56,631	—	9,299,154	895,943	10,251,728
Municipal Fund	5,505	1,299,283	—	—	1,304,788
Income Fund	4,734,199	—	1,401,545	—	6,135,744
Opportunity Fund	722,131	—	—	830,673	1,552,804

The tax character of distributions paid by each of the Funds for the year ended December 31, 2020, was as follows:

	Ordinary	Tax Exempt	Net Long-Term	Return of	Total
Fund	Income	Income	Capital Gains	Capital	Distributions
Real Estate Fund	$841,065	$—	$338,555	$5,320,467	$6,500,087
Value Fund	874,399	—	4,661,734	1,745,557	7,281,690
Municipal Fund	13,284	1,735,182	—	—	1,748,466
Income Fund	4,864,925	—	410,724	—	5,275,649
Opportunity Fund	548,343	—	—	897,428	1,445,771

Distribution classifications may differ from the Statements of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

At December 31, 2021, the components of accumulated distributable earnings for each Fund on a tax basis were as follows:

						Total
	Undistributed	Undistributed		Accumulated	Unrealized	Accumulated
	Ordinary	Long-Term	Distributions	Capital and	Appreciation	Earnings
Fund	Income	Capital Gains	Payable	Other Losses	(Depreciation)	(Losses)
Real Estate Fund	$—	$710,428	$—	$—	$58,240,145	$58,950,573
Value Fund	—	2,453,631	—	(36,341)	87,731,150	90,148,440
Municipal Fund	2	—	—	(7,628,699)	2,523,765	(5,104,932)
Income Fund	—	1,182,501	—	—	15,580,736	16,763,237
Opportunity Fund	—	—	—	(1,785,445)	8,182,955	6,397,510

89

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  DECEMBER 31, 2021

At December 31, 2021, for federal income tax purposes and the treatment of distributions payable, the following Funds had capital loss carryforwards available to offset future gains, if any, to the extent provided by the Treasury regulations:

	No Expiration
Fund	Short-Term	Long-Term	Total
Municipal Fund	$2,770,179	$4,858,520	$7,628,699
Opportunity Fund	1,785,445	—	1,785,445

For the tax year ended December 31, 2021, the following Funds utilized previously available capital loss carryforwards:

Capital Loss
Carryforward
Fund	Utilized
Real Estate Fund	$2,191,220
Municipal Fund	89,293
Opportunity Fund	27,412

Certain capital and qualified late year losses incurred after October 31 and within the current taxable year are deemed to arise on the first business day of the Funds’ following taxable year. For the tax year ended December 31, 2021, the following Fund’s deferred post October capital and late year ordinary losses as follows:

		Qualified
	Post-October	Late Year
Fund	Capital Losses	Ordinary Losses
Value Fund	$36,325	$16

Management of the Funds have reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then). Management believes there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Note 9 – Reclassification

Permanent differences, incurred during the year ended December 31, 2021, resulting from differences in book and tax accounting have been reclassified at year end to accumulated earnings (deficit) and paid-in capital as follows:

	Accumulated
Fund	Earnings (Deficit)	Paid-In Capital
Real Estate Fund	$140	$(140)
Value Fund	(654,227)	654,227
Municipal Fund	—	—
Income Fund	1,154	(1,154)
Opportunity Fund	180	(180)

90	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  DECEMBER 31, 2021

Note 10 – Line of Credit

The Company participates in a short-term credit agreement (“Line of Credit) with The Huntington National Bank, the custodian of the Funds’ investments expiring on May 18, 2022. Borrowings under this agreement bear interest at London Interbank Offered Rate (“LIBOR”) plus 1.500%. Maximum borrowings for the Company is the lesser of $3,000,000 or 10% of the Spirit of America Funds’ daily market value. At December 31, 2021, the Value Fund had outstanding borrowings of $976,164. During the fiscal year ended December 31, 2021, each Fund’s borrowing activity was as follows:

				Income	Opportunity
	Real Estate Fund	Value Fund	Municipal Fund	Fund	Fund
Total bank line of credit as of December 31, 2021	$3,000,000	$2,023,836	$3,000,000	$3,000,000	$3,000,000
Average borrowings during period	88,175	125,795	—	125,013	33,481
Number of days outstanding*	27	69	—	131	18
Average interest rate during period	2.000%	2.000%	2.000%	2.000%	2.000%
Highest balance drawn during period	284,088	976,164	—	750,895	166,168
Highest balance interest rate	2.000%	2.000%	2.000%	2.000%	2.000%
Interest expense incurred	$795	$2,309	$—	$8,993	$188
Interest rate at December 31, 2021	2.000%	2.000%	2.000%	2.000%	2.000%

*	Number of days outstanding represents the total days during the year ended December 31, 2021 that each Fund utilized the line of credit.

Note 11 – Commitments and Contingencies

The Company indemnifies its officers and trustees for certain liabilities that may arise from their performance of their duties to the Company or the Funds. Additionally, in the normal course of business, the Company enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred.

Note 12 – Subsequent Events

Management of the Funds has evaluated the need for disclosures resulting from subsequent events through the date these financial statements were issued. Management has determined that there were no additional items requiring additional disclosure.

Tax Information (Unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

	Qualified	Dividends	Qualified	Long-Term
	Dividend	Received	Business	Capital Gain	Tax-Exempt
Fund	Income	Deduction	Income	Dividends	Distributions
Real Estate Fund	7.22%	23.91%	84.61%	$6,365,592	$—
Value Fund	100.00%	100.00%	N/A	9,953,382	—
Municipal Fund	N/A	N/A	N/A	—	1,299,283
Income Fund	33.71%	39.13%	N/A	1,401,545	—
Opportunity Fund	38.00%	45.75%	N/A	—	—

91

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

of Spirit of America Investment Fund, Inc.

Syosset, New York

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Spirit of America Real Estate Income & Growth Fund, Spirit of America Large Cap Value Fund, Spirit of America Municipal Tax Free Bond Fund, Spirit of America Income Fund, and the Spirit of America Income & Opportunity Fund (the “Funds”), a series of shares of beneficial interest in Spirit of America Investment Fund, Inc., including the schedule of investments, as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Funds’ auditor since 1998.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 28, 2022

92	SPIRIT OF AMERICA

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

FOR THE SIX MONTH PERIOD JULY 1, 2021 TO DECEMBER 31, 2021

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

Each Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the six month period, July 1, 2021 to December 31, 2021.

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or redemption fees.

93

DISCLOSURE OF FUND EXPENSES (UNAUDITED) (CONT.)

FOR THE SIX MONTH PERIOD JULY 1, 2021 TO DECEMBER 31, 2021

			Ending
		Beginning	Account Value		Expenses
		Account Value	December 31,	Annualized	Paid During
		July 1, 2021	2021	Expense Ratio	the Period[1]
Spirit of America Real Estate Income and Growth Fund
Class A	Actual	$1,000.00	$1,215.10	1.49%	$ 8.32
	Hypothetical[2]	$1,000.00	$1,017.69	1.49%	$ 7.58
Class C	Actual	$1,000.00	$1,211.30	2.19%	$12.21
	Hypothetical[2]	$1,000.00	$1,014.17	2.19%	$11.12
Institutional Class Shares	Actual	$1,000.00	$1,217.10	1.19%	$ 6.65
	Hypothetical[2]	$1,000.00	$1,019.21	1.19%	$ 6.06
Spirit of America Large Cap Value Fund
Class A	Actual	$1,000.00	$1,125.30	1.48%	$ 7.93
	Hypothetical[2]	$1,000.00	$1,017.74	1.48%	$ 7.53
Class C	Actual	$1,000.00	$1,121.40	2.18%	$11.66
	Hypothetical[2]	$1,000.00	$1,014.22	2.18%	$11.07
Institutional Class Shares	Actual	$1,000.00	$1,127.00	1.18%	$ 6.33
	Hypothetical[2]	$1,000.00	$1,019.26	1.18%	$ 6.01
Spirit of America Municipal Tax Free Bond Fund
Class A	Actual	$1,000.00	$1,001.50	0.90%	$ 4.54
	Hypothetical[2]	$1,000.00	$1,020.67	0.90%	$ 4.58
Class C	Actual	$1,000.00	$ 997.20	1.75%	$ 8.81
	Hypothetical[2]	$1,000.00	$1,016.38	1.75%	$ 8.89
Institutional Class Shares	Actual	$1,000.00	$1,002.30	0.75%	$ 3.79
	Hypothetical[2]	$1,000.00	$1,021.42	0.75%	$ 3.82
Spirit of America Income Fund
Class A	Actual	$1,000.00	$1,012.50	1.10%	$ 5.63
	Hypothetical[2]	$1,000.00	$1,019.61	1.10%	$ 5.65
Class C	Actual	$1,000.00	$1,008.70	1.85%	$ 9.42
	Hypothetical[2]	$1,000.00	$1,015.83	1.85%	$ 9.45
Institutional Class Shares	Actual	$1,000.00	$1,013.80	0.85%	$ 4.37
	Hypothetical[2]	$1,000.00	$1,020.87	0.85%	$ 4.38
Spirit of America Income & Opportunity Fund
Class A	Actual	$1,000.00	$1,058.40	1.25%	$ 6.49
	Hypothetical[2]	$1,000.00	$1,018.90	1.25%	$ 6.36
Class C	Actual	$1,000.00	$1,054.80	2.00%	$10.36
	Hypothetical[2]	$1,000.00	$1,015.12	2.00%	$10.16
Institutional Class Shares	Actual	$1,000.00	$1,060.00	1.00%	$ 5.19
	Hypothetical[2]	$1,000.00	$1,020.16	1.00%	$ 5.09

[1]	Expenses are equal to each Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratios reflect reimbursement/recoupment of expenses by the Funds’ Adviser for the period beginning July 1, 2021 to December 31, 2021. The “Financial Highlights” tables in the Funds’ financial statements, included in the report, also show the gross expense ratios, without such reimbursements.

[2]	Assumes a 5% annual return before expenses.

94	SPIRIT OF AMERICA

MANAGEMENT OF THE COMPANY (UNAUDITED)

Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available without charge, upon request, by calling (516) 390-5565.

Name (Age) and Address	Position(s) Held with the Company	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTORS
David Lerner[2] (85) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Director, Chairman of the Board, President	Since 1998	Founder, David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor; and President, Spirit of America Management Corp., the Company’s investment adviser.	6	President and Director of Spirit of America Management Corp., the Company’s investment adviser.
Daniel Lerner (59) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Director	Since 1998	Senior Vice President, Investment Counselor with David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor, since September 2000.	6	Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.
INDEPENDENT DIRECTORS[3]
Allen Kaufman (84) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Director	Since 1998	Vice President of K.G.K Agency, Inc.; Former President and Chief Executive Officer of K.G.K. Agency, Inc., a property and casualty insurance agency, since 1963.[3]	6	Director of K.G.K. Agency, Inc., a property and casualty insurance agency.
Stanley S. Thune (84) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Lead Director	Since 1998	Former President and Chief Executive Officer, Freight Management Systems, Inc., a third party logistics management company, since 1994; private investor.	6	Former Director of Freight Management Systems, Inc.
Richard Weinberger (84) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Director	Since 2005	Retired; Formerly Of Counsel to Ballon Stoll Bader & Nadler, P.C., a mid-sized law firm, January 2005 to March 2011; Shareholder, Ballon Stoll Bader & Nadler, P.C. January 2000 to December 2004.	6	None.
OFFICERS
David Lerner (see biography above) Alan P. Chodosh (67) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	President Treasurer and Secretary	Since 2003 Since 2005	Senior Advisor, David Lerner Associates, Inc. from April 2016 to present; Executive Vice President and Chief Financial Officer of David Lerner Associates, Inc. from June 1999 to August 2016.	N/A	N/A
Joseph Pickard (60) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Chief Compliance Officer	Since 2007	Chief Compliance Officer of Spirit of America Investment Fund, Inc. and Spirit of America Management Corp. since July 2007; Counsel to Interested Directors of Spirit of America Investment Fund, Inc. since July 2002; General Counsel of David Lerner Associates, Inc. since July 2002.	N/A	N/A

1	Each Director serves for an indefinite term, until his successor is elected.

2	David Lerner is an “interested” Director, as defined in the 1940 Act, by reason of his positions with the Adviser, and Daniel Lerner is an “interested” Director by reason of his position with the Distributor. Daniel Lerner is the son of David Lerner.

3	K.G.K. Agency, Inc. provides insurance to David Lerner Associates, Inc. and affiliated entities. However, the Board has determined that Mr. Kaufman is not an “interested” Director because the insurance services are less than $120,000 in value.

95

The following notice does not constitute part of and is not
incorporated into the prospectus of the Funds.

PRIVACY NOTICE
Rev. 5/2018

FACTS	WHAT DO THE SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND, SPIRIT OF AMERICA LARGE CAP VALUE FUND, SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND, SPIRIT OF AMERICA INCOME FUND AND SPIRIT OF AMERICA INCOME & OPPORTUNITY FUND (THE “FUNDS”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●     Social Security number

●     account balances

●     account transactions

●     transaction history

●     wire transfer instructions

●     checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Spirit of America Investment Fund, Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call (516) 390-5565

96	SPIRIT OF AMERICA

What we do
Who is providing this notice?	Funds advised by Spirit of America Management Corp. A complete list is included below.
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?

We collect your personal information, typically through David Lerner Associates, Inc., (“DLA”) for example, when you

●     open an account

●     provide account information

●     give DLA your contact information

●     make a wire transfer

●     tell DLA where to send the money

DLA may collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness

●     affiliates from using your information to market to you

●     sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and non-financial companies.

●     Our affiliates include: Spirit of America Management Corp; David Lerner Associates, Inc.; The Great Art Fund, LLC; and SRLA, Inc.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Funds do not share with non-affiliates so they can market to you.
Joint Marketing	● The Funds do not jointly market.
List of funds providing this notice

Spirit of America Real Estate Income and Growth Fund

Spirit of America Large Cap Value Fund

Spirit of America Municipal Tax Free Bond Fund

Spirit of America Income Fund

Spirit of America Income & Opportunity Fund

97

Proxy Voting Information

The Funds’ Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, along with the Funds’ proxy voting record relating to portfolio securities held during the 12-month period ended June 30 are available (i) without charge, upon request, by calling (516) 390-5565; and (ii) on the SEC’s website at http://www.sec.gov.

Portfolio Disclosure

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.

Investment Adviser
Spirit of America Management Corp.
477 Jericho Turnpike
P.O. Box 9006
Syosset, NY 11791-9006

Distributor
David Lerner Associates, Inc.
477 Jericho Turnpike
P.O. Box 9006
Syosset, NY 11791-9006

Shareholder Services
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Custodian
The Huntington National Bank
7 Easton Oval
Columbus, OH 43219

Independent Registered
Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102-2529

Counsel
Blank Rome LLP
1271 Avenue of the Americas
New York, NY 10020

For additional information about the Funds, call (800) 452-4892 or (610) 382-7819.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding each Fund’s objectives, risks, policies, expenses, and other information.

©Copyright 2021 Spirit of America	SOAFunds-AR-21

(b)	Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)       The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2021: $100,500

Fiscal year ended 2020: $105,645

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2021: $0

Fiscal year ended 2020: $0

Fees for 2021 and 2020 related to the agreed-upon review of items within the Management’s Discussion of Fund Performance sections of the Funds’ Form N-CSR filing.  Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2021: $18,500

Fiscal year ended 2020: $19,500

Fees for 2021 and 2020 related to the review of the registrant's tax returns. Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2021: $0

Fiscal year ended 2020: $0

Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X

Pre-Approval of Audit and Permitted Non-Audit Services Provided to the Company

Pre-Approval Requirements. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees therefor. The Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this section (B) shall be presented to the full Committee at each of its scheduled meetings.

De Minimis Exception to Pre-Approval: Pre-approval for a permitted non-audit service shall not be required if:

a.	the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Company to the Auditor in the fiscal year in which the non-audit services are provided;

b.	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

c.	such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

Additionally, the Committee shall pre-approve the Auditor’s engagements for non-audit services with the Adviser and any affiliate of the Adviser that provides ongoing services to the Company in accordance with the foregoing, if the engagement relates directly to the operations and financial reporting of the Company, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditor by the Company, the Adviser and any affiliate of the Adviser that provides ongoing services to the Company during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception).

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal years ended December 31, 2021 and December 31, 2021 are $0 and $0, respectively

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Spirit of America Investment Fund, Inc.

By (Signature and Title) _ _/s/ David Lerner

David Lerner, Principal Executive Officer

Date_3/7/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) _ _/s/ David Lerner

David Lerner, Principal Executive Officer

Date_3/7/2022

By (Signature and Title __/s/ Alan P. Chodosh

Alan P. Chodosh, Principal Financial Officer

Date_3/7/2022